Registration No. 333-29139
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 10 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------

                   PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
               (Exact name of Registrant as specified in Charter)

                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                        Telephone number (515) 248-3842

                               -----------------

MICHAEL D. ROUGHTON copy to:                JOHN W. BLOUCH, L.L.P.
The Principal Financial Group               Suite 405 West
Des Moines, Iowa  50392                     1025 Thomas Jefferson Street, N.W.
                                            Washington, DC  20007-0805

                     (Name and address of agent for service)
                                   ----------


It is  proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      __X__   on March 1, 2000 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------



                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS


Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Aggressive Growth Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.



INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.

MONEY MARKET FUND


Principal Cash Management Fund, Inc.


This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and the Money Market Fund.




                  The date of this Prospectus is March 1, 2000.



Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Fund Descriptions............................................................  4
     Domestic Growth-Oriented Funds
         Balanced Fund.......................................................  6
         Blue Chip Fund......................................................  8
         Capital Value Fund.................................................. 10
         Growth Fund ........................................................ 12
         LargeCap Stock Index Fund........................................... 14
         MidCap Fund......................................................... 16
         Partners Aggressive Growth Fund..................................... 18
         Partners LargeCap Growth Fund....................................... 20
         Partners MidCap Growth Fund......................................... 22
         Real Estate Fund.................................................... 24
         SmallCap Fund....................................................... 26
         Utilities Fund...................................................... 28


     International Growth-Oriented Funds
         International Emerging Markets Fund................................. 30
         International Fund.................................................. 32
         International SmallCap Fund......................................... 34


    Income-Oriented Funds
         Bond Fund........................................................... 36
         Government Securities Income Fund................................... 38
         High Yield Fund..................................................... 40
         Limited Term Bond Fund.............................................. 42

     Money Market Fund
         Cash Management Fund................................................ 44

The Costs of Investing....................................................... 46

Certain Investment Strategies and Related Risks.............................. 48

Management, Organization and Capital Structure............................... 52

Pricing of Fund Shares....................................................... 53

Dividends and Distributions.................................................. 54

How To Buy Shares............................................................ 55

How To Sell Shares........................................................... 57

How To Exchange Shares Among Principal Mutual Funds.......................... 60

General Information About a Fund Account..................................... 61

Financial Highlights......................................................... 64

FUND DESCRIPTIONS


The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a full range of investment approaches through the Principal Mutual Funds.


                      Fund                                     Sub-Advisor

      Balanced, Blue Chip, Capital Value,       Invista Capital Management, LLC ("Invista")*
      Government Securities Income,
      Growth, International, International
      Emerging Markets, International
      SmallCap, LargeCap Stock Index,
      Limited Term Bond, MidCap,
      SmallCap and Utilities


      Partners Aggressive Growth                Morgan Stanley Asset Management
                                                ("Morgan Stanley")

      Partners LargeCap Growth**                Duncan-Hurst Capital Management Inc.
                                                ("Duncan-Hurst")

      Partners MidCap Growth**                  Turner Investment Partners, Inc. ("Turner")


      * Principal Management Corporation and Invista are members of the Principal Financial Group.

      ** These  funds  are  not  currently  available  for  investment.   It  is
         anticipated that they will become available to the public on April 3, 2000.


Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. Only Class R shares are offered through this prospectus. Class A shares are only described because Class R shares convert to Class A shares 49 months after purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.


Annual operating expenses
The annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The first two lines of each example assume that you sell all of your shares at the end of those time periods. The second two assume that you do not sell your shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


Day-to-day fund management
The investment professionals who manage the assets of each Fund are listed with each Fund. Backed by their staffs of experienced securities analysts, they provide the Funds with professional investment management.


Fund Performance
As certain Funds have been operating only for a limited period of time, no historical information is available. If historical information is available, the Fund's description includes a bar chart and a set of tables.


The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the bar chart does not include a sales charge. Class R shares are not subject to a sales charge.

One of the tables compares the Fund's average annual returns with:

o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and

o     an  average  of mutual  funds  with a  similar  investment  objective  and
      management   style.   The  averages  used  are  prepared  by   independent
      statistical services.

The other table provides the highest and lowest quarterly return for the Fund's Class A shares over a given period.

Included in each Fund's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.


Note: Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who:
      o receive lump sum distributions from retirement or employer welfare benefit plans serviced by Principal Life Insurance Comany;
      o are participants in retirement or employer welfare benefit plans serviced by the Principal Life;
      o  own life or disability insurance policies issued by the Principal Life;
      o  are customers of Principal Residential Mortgage, Inc.;
      o  are customers of Principal Bank; and
      o  have existing Principal Mutual Fund Class R share accounts.


      Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Main Strategies
The Fund invests primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets are invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. Stocks in which the Fund invests normally generate dividend income. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The Fund generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Return

The year-to-date return as of December 31, 1999 for Class A shares is 0.63% and for Class R shares is 0.11%.


The fund's highest/lowest quarterly returns during this time period were:

Highest    11.34% (3-31-1991)
Lowest    -11.70% (9-30-1990)

1990      -5.18
1991      31.72
1992      10.47
1993       9.01
1994      -3.38
1995      23.39
1996      13.00
1997      17.29
1998      11.20
1999       0.63

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                Past One Past Five Past Ten
                  Year     Years    Years

      Class A    -4.10%   11.77%    9.75%
      Class R     0.11     9.78*


                                                    Past One Past Five Past Ten
                                                      Year     Years    Years

      S&P 500 Stock Index                             21.04%   28.55%   18.21%
      Lehman Brothers Government/Corporate Bond Index -2.15     7.61     7.65
      Lipper Balanced Fund Average                     8.69    16.39    11.94

      * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                    Fund Operating Expenses

                                      Class A   Class R
      Management Fees................   0.58%    0.58%
      12b-1 Fees.....................   0.25     0.74
      Other Expenses.................   0.45     0.52

        Total Fund Operating Expenses   1.28%    1.84%

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                           1 Year  3 Years  5  Years  10 Years

      Class A                               $599    $862     $1,144   $1,947
      Class R                                187     579        931    1,756
      You would pay the following expenses if you did not redeem your shares:

      Class A                                599     862      1,144    1,947
      Class R                                187     579        931    1,756

                          Day-to-dayh Fund Management


      Since December 1997     Co-Manager:  Martin J. Schafer. Mr. Schafer joined
                              the Principal in 1977 and has broad experience  in
                              residential   mortgage   related
                              securities.  He served as Director  of  Investment
                              Securities  at  the  Principal  prior  to  joining
                              Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.

      Since April 1993        Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel
                              joined Invista  Capital  Management in 1987.
                              She  holds an  undergraduate  degree  in  Business
                              Administration  from  Central  College.  She  is a
                              Chartered Financial Analyst.

      Since February 2000     Co-Manager:  Mary  Sunderland,  CFA.
                              Prior to joining  Invista  Capital  Management  in
                              1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia
                              University Graduate School of Business and an undergraduate degree from Northwestern University.
                              She is a Chartered Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:

      o  size  (market  capitalization  of at least $1  billion)
      o  established history of earnings and dividends
      o  easy access to credit
      o  good industry position
      o  superior management structure

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                               Anual Total Return

The year-to-date return as of December 31, 1999 for Class A shares is 11.96% and Class R shares is 11.37%.

The fund's highest/lowest quarterly results during this time period were:

      Highest    16.40% (6-30-1997)
      Lowest     -9.92% (9-30-1998)

1992      6.09
1993      2.62
1994      3.36
1995     33.19
1996     16.78
1997     26.25
1998     16.65
1999     11.96

      Average annual total return for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                 Past One Past Five  Past Ten
                   Year     Years     Years

       Class A     6.70%    19.55%    13.91%*
       Class R     11.37    17.06**

                                     Past One  Past Five   Past Ten
                                       Year      Years      Years

 S&P 500 Stock Index                  21.04%     28.55%     18.21%
 Lipper Large-Cap Value Fund Average  11.23      22.56      15.06

      * Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 1999.
      ** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                    Fund Operating Expenses


                                      Class A   Class R
      Management Fees*...............   0.46%    0.46%
      12b-1 Fees.....................   0.25     0.75
      Other Expenses.................   0.55     0.60

        Total Fund Operating Expenses   1.26%    1.81%

      * The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :
                1.20% for Class A Shares
                1.70% for Class R Shares

                                    Examples

      The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your
      cost    would    be:

                                           1 Year  3 Years  5  Years  10 Years

      Class A                               $597     $856     $1,134    $1,925
      Class R                                184      569        917     1,731
      You would pay the following expenses if you did not redeem your shares:
      Class A                                597      856      1,134     1,925
      Class R                                184      569        917     1,731

      Since March 1991      Mark T. Williams,  CFA. Mr. Williams  joined Invista
      (Fund's inception)    Capital  Management in 1989. He holds an MBA from
                            Drake University and a BA in Finance from the University of the State of New York. He is a Chartered Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks. It may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests primarily in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies which Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Fund's assets reflect the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Fund's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

      o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

      o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

      o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

      o Stock selection. Invista buys and sells stocks according to the Fund's own policies using the research and valuation rankings as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
         o  events that could cause a stock's price to rise or fall;
         o  anticipation  of high potential  reward  compared to potential risk;
            and
         o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

The year-to-date return as of December 31, 1999 for Class A shares is -6.86% and for Class R shares is -7.42%.

The fund's highest/lowest quarterly returns during this time period were:

Highest    17.94% (3-31-1991)
Lowest    -17.62% ( 9-30-1990)

                              Annual Total Returns

1990      -10.64
1991       37.21
1992        9.09
1993        7.56
1994        0.21
1995       31.90
1996       23.42
1997       28.69
1998       12.13
1999       -6.86

      Average annual total return for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One  Past Five  Past Ten
                 Year      Years     Years

      Class A   -11.24%   15.83%     11.64%
      Class R    -7.42    12.32*


                                             PastOne  Past Five  Past Ten
                                              Year      Years     Years

      S&P 500 Stock Index                     21.04%    28.55%    18.21%
      S&P Barra Value Index                   12.72     22.94     15.37
      Lipper Large-Cap Value Fund Average     11.23     22.56     15.06

      * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                                    Examples

      The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your
      cost    would    be:

                                           1 Year  3 Years  5  Years  10 Years

      Class A                                $548    $703     $872      $1,361
      Class R                                 146     452      702       1,202
      You would pay the following expenses if you did not redeem your shares:
      Class A                                 548     703      872       1,361
      Class R                                 146     452      702       1,202

      Since November 1996       Catherine A. Zaharis,  CFA.  Ms. Zaharis  joined
                                Invista Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She is a Chartered
                                Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks and other equity securities. In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks it believes have prospects for above average growth over an extended period of time. Invista uses an approach described as "fundamental analysis" as it selection process.

The three basic steps of fundamental analysis are:
1) research - consideration of economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.
2) valuation - use of the research to allow Invista to identify segments of the market for investment. Invista considers various factors including sustainable, superior earnings growth and above average or accelerating rates of growth;
3) stock selection - Invista buys and sells stocks using its research and valuation as the basis. It attempts to identify the individual issuers that it considers to have high growth potential, that are market share leaders and/or have high quality management with consistent track records and solid balance sheets.

Main Risks
Prices of equity securities rise and fall in response to a number of factors including events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) as well as events impacting a particular issuer (for example, news about the success or failure of a new product). The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The Fund may invest in companies with limited product lines, markets or financial resources. As a result, these securities may change in value more than those of larger, more established companies. As the value of the stocks owned by the Fund changes, the Fund share price changes. In the short-term, the price can fluctuate dramatically.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1990      -1.41
1991      56.61
1992      10.16
1993       7.51
1994       3.21
1995      33.47
1996      12.23
1997      28.41
1998      20.37
1999      16.13

The year-to-date return as of December 31, 1999 for Class A shares is 16.13% and for Class R shares is 15.46%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    24.39% (3-31-1991)
      Lowest    -18.61% (9-30-1990)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

      Class A    10.67%   20.71%   17.07%
      Class R    15.46    18.24*

                                                  Past One Past Five Past Ten
                                                    Year     Years     Years

      S&P 500 Stock Index                           21.04%   28.55%   18.21%
      Lipper Large-Cap Growth Fund Average          38.09    30.55    19.73

      * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

              Fund Operating Expenses

                                      Class A   Class R
      Management Fees................   0.38%    0.38%
      12b-1 Fees.....................   0.23     0.74
      Other Expenses.................   0.28     0.34

       Total Fund Operating Expenses   0.89%    1.46%

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
                                   1 Year  3 Years  5 Years  10 Years

      Class A                        $562     $745     $945   $1,519
      Class R                         149      462      731    1,321
      You would pay the following expenses if you did not redeem your shares:
      Class A                         562      745      945    1,519
      Class R                         149      462      731    1,321

                           Day-to-day Fund Management

     Since January  2000       Mary  Sunderland,  CFA.  Prior to joining Invista
                               Capital Management in 1999, Ms.Sunderland managed
                               growth   and   technology portfolios  for Skandia
                               Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate
                               School of Business and an undergraduate degree from Northwestern University. She is a Chartered
                               Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100 will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.

* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.

As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                  Fund Operating Expenses*

                                     Class A   Class R
      Management Fees**..............   0.35%    0.35%
      12b-1 Fees.....................   0.15     0.50
      Other Expenses.................   1.43     1.62

        Total Fund Operating Expenses  1.93%    2.47%

      *  Total Fund Operating Expenses are estimated.

      **The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                    0.80% for Class A Shares
                    1.30% for Class R Shares

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       1 Year    3 Years    5 Years     10 Years

      Class A                            $343      $747       N/A          N/A
      Class R                             250       770       N/A          N/A
      You would pay the following expenses if you did not redeem your shares:
      Class A                             343       747       N/A          N/A
      Class R                             250       770       N/A          N/A

                           Day-to-day Fund Management

      Since March 2000         Co-Manager:  Robert  Baur, Ph.D. Mr. Baur  joined
      (Fund's inception)       Invista Capital Management in 1995. Prior to
                               joining the firm, he was a professor of finance and economics at Drake University and Grand View
                               College. He received his Ph.D. in economics from Iowa State University and did post-doctoral study at the University of Minnesota. He also holds a BS in mathematics from Iowa State
                               University.

      Since March 2000         Co-Manager:  Rhonda  VanderBeek. Ms. VanderBeek
      (Fund's inception)       joined Invista Capital Management in 1983. She
                               directs trading operations for the firm and has extensive experience trading both domestic and international securities.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1990      -6.33
1991      52.83
1992      14.81
1993      12.29
1994       3.03
1995      34.20
1996      19.13
1997      22.94
1998      -0.23
1999      11.62

The year-to-date return as of December 31, 1999 for Class A shares is 11.62% and for Class R shares is 10.98%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest    25.77% (3-31-1991)
       Lowest    -21.24% (9-30-1998)

      Average annual total return for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

      Class A     6.37%   15.84%   14.77%
      Class R    10.98    11.38*


                                             Past One Past FivePast Ten
                                               Year     Years   Years

      S&P 400 MidCap Index                     14.72%   23.05%    --  %
      S&P 500 Stock Index                      21.04    28.55    18.21
      Lipper Mid-Cap Core Fund Average         38.27    21.93    16.28

      * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                  Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.56%    0.56%
     12b-1 Fees.....................   0.25     0.74
     Other Expenses.................   0.41     0.55

       Total Fund Operating Expenses   1.22%    1.85%

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                 1 Year 3 Years 5 Years 10 Years

      Class A                                      $593    $844  $1,113   $1,882
      Class R                                       188     582     929    1,716
      You would pay the following expenses if you did not redeem your shares:
      Class A                                       593     844   1,113    1,882
      Class R                                       188     582     929    1,716

                           Day-to-day Fund Management

     Since February 2000       K. William Nolin,  CFA. Mr. Nolin  joined Invista
                               Capital  Management in 1996. He holds an MBA from
                               The  Yale  School  of   Management  and  a BA  in
                               Finance from the University of Iowa. He is a Chartered Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies generally includes those with market capitalizations of $1 billion or more. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example changes in inflation or consumer demand) and to events that affect particular issuers (for example news about the success or failure of a new product).

The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Fund's market sector (mid- to large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you redeem (sell) your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.

As the inception date of the Fund is November 1, 1999, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                Past One
                  Year

      Class A    6.57%*
      Class R   11.90**

                                                Past One  Past Five  Past Ten
                                                   Year      Years     Years

           S&P 500 Stock Index                    21.04%     28.55%    18.21%
           Lipper  Large-Cap Growth Fund Average  38.09      30.55     19.73

      * Period from November 1, 1999, date A shares first offered to the public, through December 31, 1999.
      ** Period from November 1, 1999, date R shares first offered to eligible purchasers, through December 31, 1999.


                 Fund Operating Expenses*

                                     Class A   Class R
      Management Fees **.............   0.75%    0.75%
      12b-1 Fees.....................   0.25     0.50
      Other Expenses.................   1.13     1.16

        Total Fund Operating Expenses   2.13%    2.41%

      *  Total Fund Operating Expenses are estimated.

      **The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.60% for Class A Shares
                2.10% for Class R Shares

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your
      cost    would    be:

                                         1 Year   3 Years    5 Years    10 Years

      Class A                              $681    $1,110      N/A         N/A
      Class R                               244       751      N/A         N/A
      You would pay the following expenses if you did not redeem your shares:
      Class A                               681     1,110      N/A         N/A
      Class R                               244       751      N/A         N/A

                           Day-to-day Fund Management

      Since November 1999      Co-Manager,  Philip  W.  Friedman.  Mr.  Friedman
                               is  Managing   Director of  Morgan Stanley &  Co.
                               (Fund's   Inception)  Incorporated   and   Morgan
                               Stanley Dean Witter Investment Management.  Prior
                               to joining Morgan  Stanley in  1997, he  was  the
                               Director of  Equity  Research,  Morgan  Stanley &
                               Co. Incorporated  (1995-1997). Prior  thereto, he
                               was  a   member   of   Morgan   Stanley   &   Co.
                               Incorporated's  Equity Research team. He is a Phi
                               Beta  Kappa/Summa Cum Laude  graduate of  Rutgers
                               University  and  received  an  MBA  from the J.L.
                               Kellogg  School  of  Management  at  Northwestern
                               University.

                               Co-Manager, William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management. Prior to joining Morgan Stanley in 1995, he was an equity analyst at Icahn & Co. He holds a BA in Economics from the University of Wisconsin at Madison and an MBA from Columbia University.

                               Co-Manager, Margaret K. Johnson, CFA. Ms. Johnson is Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management. Ms. Johnson joined Morgan Stanley in 1984. She holds a BA in English from Yale College and is a Chartered Financial Analyst.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above-average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have earnings growth at an above-average rate. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general and market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Fund is designed as a long-term investment with growth potential for diversification of your investment portfolio. It is not appropriate if you are seeking income or conservation of capital.

As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                   Fund Operating Expenses*

                                     Class A   Class R
      Management Fees**..............   0.90%    0.90%
      12b-1 Fees.....................   0.25     0.50
      Other Expenses.................   1.43     1.62

        Total Fund Operating Expenses  2.58%    3.02%

      *  Total Fund Operating Expenses are estimated.

      **The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.80% for Class A Shares
                2.30% for Class R Shares

                                    Examples

      The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your
      cost    would    be:

                                         1 Year   3 Years    5 Years    10 Years

      Class A                              $724    $1,239      N/A         N/A
      Class R                               305       933      N/A         N/A
      You would pay the following expenses if you did not redeem your shares:
      Class A                               724     1,239      N/A         N/A
      Class R                               305       933      N/A         N/A

                           Day-to-day Fund Management

      Since March 2000         David C. Magee. Mr. Magee has been wit
      (Fund's inception)       Duncan-Hurst Capital Management since 1992. He
                               holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Partners MidCap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.

As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                    Fund Operating Expenses*

                                      Class A    Class R
      Management Fees**..............   0.90%    0.90%
      12b-1 Fees.....................   0.25     0.50
      Other Expenses.................   1.43     1.62

        Total Fund Operating Expenses   2.58     3.02%

      *  Total Fund Operating Expenses are estimated.

      **The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.80% for Class A Shares
                2.30% for Class R Shares

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             1 Year  3 Years  5 Years   10 Years

      Class A                                  $724   $1,239    N/A       N/A
      Class R                                   305      933    N/A       N/A
      You would pay the following expenses if you did not redeem your shares:
      Class A                                   724    1,239    N/A       N/A
      Class R                                   305      933    N/A       N/A

                           Day-to-day Fund Management

      Since March 2000         Christopher K.  McHugh. Mr. McHugh  joined Turner
      (Fund's inception)       Investment Partners, Inc. in 1990. He holds  a BS
                               in Accounting from Philadelphia College of Textiles and Science and an MBA in Finance from St. Joseph's University.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
      o equity REITs, which primarily own property and generate revenue from rental income;
      o  mortgage REITs, which invest in real estate mortgages; and
      o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
      o  declines in the value of real estate
      o  risks related to general and local economic conditions
      o  dependency on management skills
      o  heavy cash flow dependency
      o  possible lack of available mortgage funds
      o  overbuilding
      o  extended vacancies in properties
      o  increases in property taxes and operating expenses
      o  changes in zoning laws
      o  expenses incurred in the cleanup of environmental problems
      o  casualty or condemnation losses
      o  changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
      o  are dependent upon management skills and may not be diversified;
      o  are subject to cash flow dependency and defaults by borrowers; and
      o could fail to qualify for tax-free pass through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1998      -13.62
1999       -4.76

The year-to-date return as of December 31, 1999 for Class A shares is -4.76% and for Class R shares is -5.16%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    11.00% (6-30-1999)
      Lowest     -8.25% (9-30-1999)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    -9.24%  -11.46%*
     Class R    -5.16%   -9.44%**

                                                   Past One Past Five  Past Ten
                                                     Year     Years      Years

      Morgan Stanley REIT Index                     -4.55%    7.61%       --  %
      Lipper Real Estate Fund Average               -3.14     8.38       6.62

      * Period from December 31, 1997, date A shares first offered to the public, through December 31, 1999.
      ** Period from December 31, 1997, date R shares first offered to eligible purchasers, through December 31, 1999.

                     Fund Operating Expenses

                                     Class A   Class R
      Management Fees*...............   0.90%    0.90%
      12b-1 Fees.....................   0.23     0.56
      Other Expenses.................   1.06     1.07

        Total Fund Operating Expenses   2.19%    2.53%

      * The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.90% for Class A Shares
                2.40% for Class R Shares

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                              1 Year 3  Years 5  Years  10 Years
      Class A                                   $687  $1,128    $1,594   $2,879
      Class R                                    256     788     1,308    2,639
      You would pay the following expenses if you did not redeem your shares:
      Class A                                    687   1,128     1,594    2,879
      Class R                                    256     788     1,308    2,639

                           Day-to-day Fund Management

      Since December 1997              Kelly D. Rush, CFA. Mr.Rush has been with
      (Fund's inception)               the Principal  organization  since 1995.
                                       He holds an MBA and a BA in Finance from the University of Iowa. He is a Chartered
                                       Financial Analyst.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
The Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.

In selecting securities for investment, Invista looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Return

1998      -5.68
1999      43.22

The year-to-date return as of December 31, 1999 for Class A shares is 43.22% and for Class R shares is 42.90%.

      The fund's highest/lowest quarterly returns during this time period were:

      Highest    23.39% (12-31-1999)
      Lowest    -23.52% (9-30-1998)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                Past One Past Five
                  Year     Years

      Class A    36.49%   13.46%*
      Class R    42.90%   16.09%**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

      S&P 600 Stock Index                      12.40%    17.05%  13.04%
      Lipper Small-Cap Core Fund Average       28.43     17.88   13.39


      * Period from December 31, 1997, date A shares first offered to the public, through December 31, 1999.
      ** Period from December 31, 1997, date R shares first offered to eligible purchasers, through December 31, 1999.

                        Fund Operating Expenses

                                      Class A        Class R
      Management Fees*...............   0.85%        0.85%
      12b-1 Fees.....................   0.21         0.60
      Other Expenses.................   0.86         0.86

        Total Fund Operating Expenses   1.92%       2.31%

      * The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.80% for Class A Shares
                2.30% for Class R Shares

                                    Examples

      The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
                             1 Year  3 Years  5 Years  10 Years
      Class A                 $661    $1,049  $1,462     $2,612
      Class R                  234       721   1,192      2,380
      You would pay the following expenses if you did not redeem your shares:
      Class A                  661     1,049   1,462      2,612
      Class R                  234       721   1,192      2,380

                           Day-to-day Fund Management

      Since April 1998         Co-Manager:  John F.  McClain. Mr. McClain joined
      (Fund's inception)       Invista Capital Management as a Portfolio Analyst
                               in 1990. He holds an undergraduate degree in Economics from the University of Iowa and an MBA from Indiana University.

      Since April 1998         Co-Manager:  Mark T. Williams,  CFA. Mr. Williams
      (Fund's inception)       joined Invista Capital  Management in 1989. He
                               holds an MBA from Drake University and a BA in Finance from the University of the State of New
                               York. He is a Chartered Financial Analyst.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
      o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
      o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television). The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least
50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers: o changes in interest rates; o prevailing market conditions; and o general economic and financial conditions.

The Fund invests in fixed-income securities,  which at the time of purchase, are
      o  rated in one of the top four categories by S&P or Moody's; or
      o  if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
      o  increase in fuel and other operating costs;
      o changes in interests rates on borrowings for capital improvement programs;
      o  changes in applicable laws and regulations;
      o changes in technology which render existing plants, equipment or products obsolete;
      o  effects of conservation; and
      o  increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1993      8.42
1994    -11.09
1995     33.87
1996      4.56
1997     29.58
1998     22.50
1999      2.25

The year-to-date return as of December 31, 1999 for Class A shares is 2.25% and for Class R shares is 1.61%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    19.24% (12-31-1997)
      Lowest     -9.00% (3-31-1994)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                Past One Past Five Past Ten
                  Year     Years    Years

      Class A    -2.56%   16.71%   11.29%*
      Class R     1.61    13.98**


                                                   Past One  Past Five Past Ten
                                                     Year     Years     Years

S&P 500 Stock Index                                 21.04%   28.55%     18.21%
Dow Jones Utilities Index with Income Fund Average  -5.73    14.74       --
Lipper Utilities Fund Average                       15.82    18.70      12.80

      * Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 1999.
      ** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.


                                   Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
                                              1 Year  3 Years  5 Years  10 Years

      Class A                                   $591    $838    $1,103   $1,860
      Class R                                    190     588       934    1,709
      You would pay the following expenses if you did not redeem your shares:
      Class A                                    591     838     1,103    1,860
      Class R                                    190     588       934    1,709


                           Day-to-day Fund Management

      Since November 1996      Catherine A. Zaharis,  CFA. Ms. Zaharis joined
                               Invista  Capital  Management in 1987. She holds a
                               BA in Finance from the University of Iowa and an MBA from Drake University. She is a Chartered
                               Financial Analyst.

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
      o companies with their principal place of business or principal office in emerging market countries;
      o companies for which the principal securities trading market is an emerging market country; or
      o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are risks involved with any investment in foreign securities

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth who want to invest a portion of their assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns
1998      -17.42
1999       67.20

The year-to-date return as of December 31, 1999 for Class A shares is 67.20% and for Class R shares is 67.69%.

The fund's highest/lowest quarterly returns during this time period were:

 Highest    38.24% (12-31-1999)
 Lowest    -18.97% (9-30-1998)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

      Class A    59.34%    6.96%*
      Class R    67.69     9.11**


                                                   Past One  Past Five  Past Ten
                                                    Year      Years      Years

      Morgan Stanley Capital International EMF
        (Emerging Markets Free) Index               66.41%    2.00%      11.04%
      Lipper Emerging Markets Fund Average          70.77     5.11        7.47


      * Period from August 29, 1997, date A shares first offered to the public, through December 31, 1999.
      ** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 1999.

                            Fund Operating Expenses

                               Class A   Class R
      Management Fees*...............   1.25%    1.25%
      12b-1 Fees.....................   0.17     0.38
      Other Expenses.................   1.33     1.04

        Total Fund Operating Expenses  2.75%    2.67%

      * The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 3.00% for Class R Shares and 2.50% for Class A Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.


                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                              1 Year  3 Years  5 Years  10 Years
      Class A                                  $740    $1,288  $1,860    $3,409
      Class R 270 829 1,429 3,087
      You would pay the following expenses if you did not redeem your shares:
      Class A                                   740     1,288   1,860     3,409
      Class R                                   270       829   1,429     3,087

                           Day-to-day Fund Management


     Since March 2000          Co-Manager:  Corydon  Gilchrist,  CFA.
                               Mr. Gilchrist joined Invista Capital Management in 1994. He holds an MBA and a BA from the University of Iowa. He is a Chartered Financial
                               Analyst.

     Since May 1997            Co-Manager:  Kurtis D. Spieler,  CFA. Mr. Spieler
     (Fund's inception)        joined Invista Capital Management in 1995. He
                               holds an MBA from Drake University and a BBA from Iowa State University. He is a Chartered
                               Financial Analyst.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies

The Fund invests in common stocks of companies established outside of the U.S. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

TheFund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1990      -9.51
1991      15.25
1992       0.81
1993      46.34
1994      -5.26
1995      11.56
1996      23.76
1997      12.22
1998       8.48
1999      25.82

The year-to-date return as of December 31, 1999 for Class A shares is 25.82% and for Class R shares is 25.06%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    16.78% (12-31-1999)
      Lowest    -18.37% (9-30-1990)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

      Class A    19.91%   15.05%   11.38%
      Class R    25.06    15.76*

                                                   Past One Past Five Past Ten
                                                      Year    Years    Years

      Morgan Stanley Capital International EAFE
        (Europe, Australia and Far East) Index       26.96%   12.83%    7.01%
      Lipper International Fund Average              40.80    15.37    10.54

      * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                    Fund Operating Expenses

                                      Class A   Class R
      Management Fees................   0.68%    0.68%
      12b-1 Fees.....................   0.21     0.74
      Other Expenses.................   0.33     0.51

       Total Fund Operating Expenses   1.22%    1.93%

                                    Examples

      TheExamples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your
      cost    would    be:

                                     1  Year   3  Years    5  Years    10  Years

      Class A                          $593      $844        $1,113      $1,882
      Class R                           196       606           961       1,746
      You would pay the following expenses if you did not redeem your shares:
      Class A                           593       844         1,113       1,882
      Class R                           196       606           961       1,746


                           Day-to-day Fund Management

     Since April 1994          Co-Manager:  Scott  D.  Opsal,  CFA.  Mr.  Opsal
                               is  Chief  Investment  Officer  of  Invista
                               Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake
                               University.

     Since March 2000          Co-Manager:  Kurtis D. Spieler,  CFA. Mr. Spieler
                               joined Invista Capital Management in 1995. He holds an MBA from Drake University and a BBA from Iowa State University. He is a Chartered
                               Financial Analyst.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

Main Strategies
The Fund invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1998      14.40
1999      84.72

The year-to-date return as of December 31, 1999 for Class A shares is 84.72% and for Class R shares is 84.83%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest    36.96% (12-31-1999)
      Lowest    -19.84% (9-30-1998)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    76.04%   33.94%*
     Class R    84.83    36.87**



                                                  Past One Past Five Past Ten
                                                    Year     Years    Years

      Morgan Stanley Capital International EAFE
        (Europe, Australia and Far East) Index      26.96%   12.83%    7.01%
      Lipper International Small-Cap Fund Average   75.41    19.91    13.04

      * Period from August 29, 1997, date A shares first offered to the public, through December 31, 1999.
      ** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         1 Year 3 Years 5  Years  10 Years
      Class A                             $688   $1,133   $1,603    $2,898
      Class R                              215      664    1,149     2,513

      You would pay the following expenses if you did not redeem your shares:
      Class A               688    1,133   1,603     2,898
      Class R               215      664   1,149     2,513


      Since March 2000         Co-Manager:  Dan J. Sherman,  CFA. Mr.  Sherman
                               joined Invista  Capital  Management in 1998.
                               Prior to joining the firm, he led a regional research team for Salomon Smith Barney. He holds an MBA from the University of Wisconsin. He is a Chartered Financial Analyst.

      Since May 1997           Co-Manager: Darren K. Sleister, CFA. Mr. Sleister
      (Fund's inception)       joined Invista Capital Management as a Portfolio
                               Strategist in 1993. He holds an MBA from the University of Iowa, and an undergraduate degree from Central College. He is a Chartered
                               Financial Analyst.

INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Undernormal circumstances, the Fund invests at least 65% of its assets in:

     o    debt securities and taxable  municipal  bonds;
          o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
          o   if not rated, in the Manager's opinion are of comparable quality.
     o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
     o securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
     o   domestic and foreign debt securities;
     o   preferred and common stock;
     o   foreign government securities; and
     o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 1999, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                  Aaa                    0.05%
                  Aa                     2.90%
                  A                     21.87%
                  Baa                   66.10%
                  Ba                     9.06%

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990     4.64
1991    17.45
1992     8.61
1993    12.77
1994    -4.35
1995    22.28
1996     2.27
1997    10.96
1998     7.14
1999    -3.04

The year-to-date return as of December 31, 1999 for Class A shares is -3.04% and for Class R shares is -3.64%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     8.54% (6-30-1995)
     Lowest     -4.06% (3-31-1994)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -7.60%    6.56%    7.06%
     Class R    -3.64     4.46*

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
 Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.




                            Fund Operating Expenses


                                     Class A   Class R
     Management Fees................   0.48%    0.48%
     12b-1 Fees.....................   0.26     0.72
     Other Expenses.................   0.30     0.41

       Total Fund Operating Expenses   1.04%    1.61%

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              1 Year    3 Years   5 Years    10 Years
-------------------------------------------------------------------------------
           Class A              $576     $790      $1,022         $1,686
           Class R               164      508         810          1,492

You would pay the following expenses if you did not redeem your shares:

           Class A               576      790       1,022         1,686
           Class R               164      508         810         1,492

                          Day-to-day Fund Management

Since November 1996  Scott A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
     Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He is a Chartered Financial Analyst.

INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.

The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Associations Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
     o    full faith and credit of the U.S. Government (e.g. GNMA certificates);
          or
     o credit of the instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be back by the U.S. Government or its agencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

Annual Total Returns

1990 9.52
1991 16.83
1992 6.13
1993 9.16
1994 -4.89
1995 19.19
1996 3.85
1997 9.69
1998 7.19
1999 0.01


The year-to-date return as of December 31, 1999 for Class A shares is 0.01% and for Class R shares is -0.57%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest     6.38% (6-30-1995)
      Lowest     -4.38% (3-31-1994)


Average annual total returns for the period ending December 31, 1999


This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -4.69%    6.76%    6.94%
     Class R    -0.57     4.87*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers GNMA Index                     1.93%    8.08%    7.87%
Lipper GNMA Fund Average                       0.11     7.03     7.02

     * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                            Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.45%    0.45%
     12b-1 Fees.....................   0.22     0.74
     Other Expenses.................   0.22     0.34

       Total Fund Operating Expenses   0.89%    1.53%

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $562     $745    $945    $1,519

   Class R               156      483     760     1,348

You would pay the following expenses if you did not redeem your shares:

   Class A               562      745     945     1,519
   Class R               156      483     760     1,348


                           Day-to-day Fund Management

     Since May 1985 (Fund's inception) Martin J. Schafer. Mr. Schafer joined the
          Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.



INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.
The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed income securities. Fixed income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 1999, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
        0.74% in securities rated A            43.83% in securities rated Ba
        2.64% in securities rated C             2.62% in securities rated Baa
        50.07% in securities rated B            0.10% in securities rated D

The above percentage for securities rated Ba includes 2.89% of unrated securities and securities rated B includes 2.52% of unrated securities which have been determined by the Manager to be of comparable quality.

Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:

     o   experience and managerial strength                       o    changing financial condition
     o   borrowing requirements or debt maturity schedules        o    responsiveness to changes in
         business conditions
     o   relative value based on anticipated cash flow            o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1990 -11.66
1991 28.74
1992 13.09
1993 12.10
1994 -0.65
1995 15.61
1996 12.54
1997 9.68
1998 -1.28
1999 0.97

The year-to-date return as of December 31, 1999 for Class A shares is 0.97% and for Class R shares is 0.33%.


The fund's highest/lowest quarterly returns during this time period were:

                Highest     9.75% (3-31-1991)
                Lowest     -6.52% (9-30-1998)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -3.77%    6.27%    6.86%
     Class R     0.33     4.09*

                                                Past One Past FivePast Ten
                                                  Year     Years   Years

   Lehman Brothers High Yield Composite Bond Index2.39%    9.31%   10.72%
   Lipper High Current Yield Fund Average         4.53     8.89    10.08

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                            Fund Operating Expenses

 Class A   Class R
     Management Fees................   0.60%    0.60%
     12b-1 Fees.....................   0.24     0.68
     Other Expenses.................   0.47     0.81

       Total Fund Operating Expenses   1.31%    2.09%

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------
      Class A              $602     $870  $1,159    $1,979
      Class R               212      655   1,036     1,871
You would pay the following expenses if you did not redeem your shares:

      Class A               602      870   1,159     1,979
      Class R               212      655   1,036     1,871

                           Day-to-day Fund Management

Since April 1998 Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal organization in 1990. He holds an MBA and BA in Finance from the University of Iowa. He is a Chartered Financial Analyst.

INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns
1997 6.33
1998 6.70
1999 0.96

The year-to-date return as of December 31, 1999 for Class A shares is 0.96% and for Class R shares is 0.25%.


The fund's highest/lowest quarterly returns during this time period were:

                                    Highest     2.99% (9-30-1998)
                                    Lowest     -0.49% (6-30-1999)

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    -0.56%    4.48%*
     Class R     0.25     4.26**


                                                   Past One Past FivePast Ten
                                                     Year     Years   Years

 Lehman Brothers Intermediate Government
          /Corporate Index                           0.39%    7.10%    7.26
 Lipper Short-Intermediate Investment Grade Debt
    Fund Average                                     0.89     6.23     6.55


* Period from February 29, 1996, date A shares first offered to the public, through December 31, 1999.
** Period from February 29, 1996, date R shares first offered to eligible purchasers, through December 31, 1999.

                            Fund Operating Expenses

                                         Class A   Class R
         Management Fees*...............   0.50%    0.50%
         12b-1 Fees                        0.15    0.74
         Other Expenses.................   0.49     0.78

       Total Fund Operating Expenses      1.14%    2.02%

     * The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed :

                1.00% for Class A Shares
                1.60% for Class R Shares

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 1 Year 3 Years 5 Years 10 Years
                               ----------------------------------
            Class A              $265     $510    $773    $1,527
            Class R               158      490     798     1,551
You would pay the following expenses if you did not redeem your shares:
            Class A               265      510     773     1,527
            Class R               158      490     798     1,551

                           Day-to-day Fund Management

Since February 1996 (Fund's inception) Martin J. Schafer.  Mr.Schafer joined the
     Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.

MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

o Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may also have a longer duration.
o Taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990 7.63
1991 5.80
1992 3.38
1993 2.63
1994 3.77
1995 5.44
1996 4.96
1997 4.88
1998 5.15
1999 4.63

The 7-day yield for the period ended December 31, 1999 for Class A shares is 5.17% and for Class R shares is 4.65%. To obtain the Fund's current yield information, please call 1-800-247-4123.

      Average annual total returns for the period ending December 31, 1999

This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     4.63%    5.10%    4.78%
     Class R     4.10     4.46*

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 1999.

                            Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.44%    0.44%
     12b-1 Fees.....................   None     0.44
     Other Expenses.................   0.25     0.27

       Total Fund Operating Expenses   0.69%    1.15%

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                      1 Year  3 Years  5 Years 10 Years
 ------------------------------------------------------
  Class A              $ 70    $221      $384     859
  Class R               117     365       579    1,045
You would pay the following expenses if you did not redeem your shares:
  Class A                70     221       384      859
  Class R               117     365       579    1,045

                           Day-to-day Fund Management

     Since June 1999           Co-Manager:   Alice  Robertson.  Ms.  Robertson  has  been  with  the
                               Principal  organization  since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

     Since March 1983          Co-Manager:  Michael  R.  Johnson.  Mr.  Johnson  has  been  with the
                               Principal  organization  since  1982.  He holds a BA from Iowa  State
                               University. He is a Fellow of the Life Management Institute.









THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

                             Maximum Sales Load Imposed                                      Contingent
                           on Purchases of Class R shares        Redemption      Exchange   Deferred Sales
         Fund            (as a percentage of offering price)         Fee*          Fee         Charge


      All Funds                     None                             None          None         None

*  A wire charge of $6.00 will be deducted for all wire transfers.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales on shares of any of the Funds purchased with reinvested dividends or other distributions.

Class R shares automatically convert into Class A shares (based on share prices, not numbers of shares) 49 months after purchase. Class R shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

Only Class R shares are offered in this prospectus. Class A shares are only described because Class R shares convert to Class A shares. Orders for Class R shares of $500,000 or more are treated as orders for Class A shares (unless you include a written instruction that the order should be treated as an order for Class R shares.)

Class A shares of the Cash Management Fund are sold without a sales charge. Class A shares of the other Funds are sold with a sales charge that is a variable percentage based on the amount of the purchase. This table shows the sales charge for those funds which is based on the amount of your purchase.

                                    All Funds (Except
                                LargeCap Stock Index and     LargeCap Stock Index and             Sales Charge for
                                Limited Term Bond Funds)      Limited Term Bond Funds           Dealers Allowance as
                                  Sales Charge as % of:        Sales Charge as % of:             % of Offering Price

                                                                                         All Funds Except     LargeCap Stock
                                  Offering    Net Amount      Offering    Net Amount   LargeCap Stock Index  Index and Limited
         Amount invested            Price      Invested         Price      Invested    and Limited Term Bond  Term Bond Funds

   Less than $50,000                 4.75%      4.99%          1.50%        1.52%               4.00%             1.25%
   $50,000 but less than $100,000    4.25%      4.44%          1.25%        1.27%               3.75%             1.00%
   $100,000 but less than $250,000   3.75%      3.90%          1.00%        1.10%               3.25%             0.75%
   $250,000 but less than $500,000   2.50%      2.56%          0.75%        0.76%               2.00%             0.50%
   $500,000 but less than $1,000,000 1.50%      1.52%          0.50%        0.50%               1.25%             0.25%
   $1,000,000 or more                0          0              0            0                   0.75%             0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the current market value or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of plan assets.


The CDSC is also waived:
o    on shares sold to satisfy IRS minimum distribution rules
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)


In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without an front-end sales charge are determined by and paid for by Princor.


SALES CHARGE WAIVER OR REDUCTION

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.


Waiver of sales charge. A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouses, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o     by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management LLC and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life (except for shares of Tax-Exempt Bond Fund);
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts to fund an employer plan if Principal Life waives any applicable CDSC or other contract surrender charge;
o     using cash payments received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investments must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o     you must send Princor either:
      o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
      o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE: Please be aware that the sale of your other mutual funds shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.


Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.


Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:
o     Class R shares (except LargeCap Stock Index Fund)      0.75%
o     Class R shares of the LargeCap Stock Index Fund        0.65%
o     Class A shares (except Cash  Management,  LargeCap
      Stock Index and Limited Term Bond Funds)               0.25%
o     Class A shares of the  LargeCap  Stock Index and
      Limited  Term Bond Funds                               0.15%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.


Currency Contracts
The International, International Emerging Markets, International SmallCap, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds (except Cash Management and Government Securities Income) may invest up to 5% of its assets in warrants. Up to 2% of a Fund's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges.

Risks of High Yield Securities
The Balanced, Bond, and High Yield Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Funds (except Cash Management) may buy and sell certain types of options. Each type is more fully discussed in the SAI.


Foreign Securities
Each of the following Funds may invest in foreign securities (securities of non-U.S. companies) to the indicated percentage of its assets. (Securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.)
o International, International Emerging Markets and International SmallCap Funds - 100%;
o     Partners Aggressive Growth, Partners LargeCap Growth and Real Estate Funds
      - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o     LargeCap Stock Index and Partners MidCap Growth Funds - 10%.


The Cash Management Fund does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds. These procedures outline the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Boards of Directors oversees this process.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Funds, the Bond and Limited Term Bond Funds, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year).

No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Funds which have been in existence for less than six months (LargeCap Stock Index, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth). Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the subadvisory agreement.


The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 1999, the funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors


Funds:            Balanced, Blue Chip, Capital Value, Government Securities
                  Income, Growth, International, International EmergingMarkets,
                  International SmallCap, LargeCap Stock Index, Limited Term
                  Bond, MidCap, SmallCap, and Utilities.
Sub-Advisor:      Invista Capital  Management,  LLC  ("Invista"),  an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including
                  Principal  Life.  Assets under  management  as of December 31,
                  1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines,
Iowa 50309.

Fund:             Partners Aggressive Growth
Sub-Advisor:      Morgan Stanley Asset Management ("Morgan Stanley"), with
                  principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1999, Morgan Stanley managed investments totaling approximately $184.9 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Assets Management
                  Inc. changed its name to Morgan Stanley Dean Witter Investment
                  Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Fund:             Partners LargeCap Growth
Sub-Advisor:      Duncan-Hurst Capital Management Inc. was founded in 1990. Its address is 4365 Executive Drive, Suite 1520, San Diego, CA
                  92121. As of December 31, 1999, Duncan-Hurst managed assets of approximately $5.9 billion for institutional and individual investors.

Fund:             Partners MidCap Growth
Sub-Advisor:      Turner Investment Partners, Inc. was founded in 1990. Its
                  address is 1235 Westlake Drive, Suite 350, Berwyn, PA 19312.
                  As of December 31, 1999, Turner had discretionary management authority with respect to approximately $5.7 billion in assets.


Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 1999 was:


      Balanced                      0.58% International                  0.68%
      Blue Chip                     0.46% International Emerging Markets 1.25%
      Bond                          0.48% International SmallCap         1.20%
      Capital Value                 0.37% Limited Term Bond              0.50%
      Cash Management               0.44% MidCap                         0.56%
      Government Securities Income  0.45% Real Estate                    0.90%
      Growth                        0.38% SmallCap                       0.85%
      High Yield                    0.60% Utilities                      0.59%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o     hire one or more Sub-Advisors;
o     change Sub-Advisors; and
o     reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o     its shareholder; or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners LargeCap Growth and Partners MidCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds,  except the Cash  Management  Fund, the share price is calculated by:
o taking the current market value of the total assets of the Fund o subtracting liabilities of the Fund
o     dividing the remainder proportionately into the Classes of the Fund
o     subtracting the liabilities of each Class
o     dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

      Funds                                            Record Date                          Payable Date

      Balanced, Real Estate                            three business days before           March 24, June 24,
      and Utilities                                    each payable date                    September 24 and December 24
                                                                                            (or previous business day)

      Blue Chip                                        three business days before           June 24 or December 24
                                                       each payable date                    (or previous business day)

      Capital Value, Growth, International,            three business days before           December 24
      International Emerging Markets,                  each payable date                    (or previous business day)
      International SmallCap, LargeCap
      Stock Index, MidCap, Partners
      Aggressive Growth, Partners
      LargeCap Growth, Partners
      MidCap Growth and SmallCap

      Bond, Government Securities                      three business days before           monthly on the 24th
      Income, High Yield and                           each payable date                    (or previous business day)
      Limited Term Bond

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

You can authorize income dividend and capital gain distributions to be:
o     invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o     paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

      Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Mutual Fund or Principal Mutual Fund IRA application completely. You must include:
o     the  name(s) you want to appear on the  account;
o     the Principal Mutual Fund(s) you want to invest in;
o     the amount of the investment;
o     your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).


Each Fund requires a minimum initial investment:
o     Regular Accounts                     $1,000
o     Uniform Transfer to Minor Accounts     $500
o     IRA Accounts                           $500


Subsequent investment minimums are $100 per Fund. However, if your subsequent investment are made using an Automatic Investment Plan, the investment minimum is $50 per Fund ($100 for the Cash Management Fund).


NOTE: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o     on a day that the New York Stock Exchange (NYSE) is open; and
o     prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o     Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780
o     Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o     For new accounts, you also need to send a completed application.

Wire money from your bank
o     Have  your   Registered   Representative   call  Principal   Mutual  Funds
      (1-800-247-4123) for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
         Norwest Bank Iowa, N.A.
         Des Moines, Iowa 50309
         ABA No.: 073000228
         For credit to: Principal Mutual Funds
         Account No.: 3000499968
         For credit: Principal ________ Fund, Class ____
         Shareholder Account No. __________________
         Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).


Establish a Direct Deposit Plan
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Mutual Fund account(s).
o     Availability of this service must be approved by your payroll department;
o Have your Registered Representative call Principal Mutual Funds (1-800-247-4123) for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Norwest Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.


Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o Minimum investment amounts are waived if you set up an Automatic Investment Plan when you open your account
o     Minimum  monthly  purchase $50 per Fund (except Cash  Management  Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o     Distributions from a Fund may be directed only to one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund
o     There is no sales charge or administrative charge for the Dividend Relay.
o     You can set up Dividend Relay
      o  on the application for a new account; or
      o by calling Principal Mutual Funds (1-800-247-4123) if telephone services apply to the originating account; or
      o  in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO SELL SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. There is no additional charge for a sale of Class R shares. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Your request for a distribution from your IRA must be in writing. You may obtain a distribution form by telephoning us (1-800-247-4123) or writing to Princor at P.O. Box 10423, Des Moines, Iowa 50309. Distributions from an IRA may be taken as:
o     lump sum of the entire interest in the IRA;
o     partial interest in the IRA; or
o periodic payments of either a fixed amount of amounts based on certain life expectancy calculations.


Tax penalties may apply to distributions before the IRA participant reaches age 59 1/2.


Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to the owner(s) on the account (as shown in the account registration) an
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-247-4123).

You should also call Principal Mutual Funds (1-800-247-4123) for special instructions that may apply to sales from accounts:
o     when an owner has died;
o     for certain employee benefit plans; or
o     owned by corporations, partnerships, agents or fiduciaries.


Within 60 days after the sale of shares, the amount of the sale proceeds can be reinvested in any Principal Mutual Funds' Class R shares (or Class A shares acquired by conversion of Class R shares into Class A shares) without a sales charge. The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


Sell shares by mail
o Send a letter or distribution form (call us at 1-800-247-4123 for the form) which is signed by the owner of the account to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780
o     Specify the Fund and account number.
o     Specify the number of shares or the dollar amount to be sold.
o     A signature guarantee* will be required if the:
      o  sell order is for more than $100,000;
      o  account address has been changed within one month of the sell order; or
      o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.

      * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


Sell shares in amounts of $100,000 or less by telephone* (1-800-247-4123)
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o     If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central Time).
o Telephone redemption privileges are not available for Principal Mutual Funds IRAs, 403(b)s, certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
o     Shares in IRA accounts may not be sold over the telephone.


      * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. Each Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o     Checks must be written for at least $100.
o Checks are drawn on Norwest Bank Iowa, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by Norwest).
o Not available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs or certain employee benefit plans or shares subject to a CDSC or on shares for which a certificate has been issued.

Periodic withdrawal plan
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o sell a fixed number of shares ($25 initial minimum amount); o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us at 1-800-247-4123 for details); and
o to provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o     completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o     you instruct us to stop; or
o     your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take an additional three business days for your financial institution to post this payment to your account at that financial institution. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments for shares of any Fund except the Cash Management Fund while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO  EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS


Your Class R shares in the Funds may be exchanged for the Class R shares of any other Principal Mutual Fund. The purchase date of the exchanged shares is used to measure the length of time you have owned the acquired shares. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis.


You may exchange shares by:
o calling us (1-800-247-4123), if you have telephone privileges on the account and if no share certificate has been issued.
o     sending a written request to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines, Iowa 50306-9780
o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

Automatic exchange election.
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o     completing the Automatic Exchange Election section of the application;
o calling us (1-800-247-4123) if telephone privileges apply to the account from which the exchange is to be made; or
o     sending us your written instructions.

Your automatic  exchange  continues  until:
o     you instruct us to stop; or
o     your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.


General
o     An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirement of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

o     accounts  with  identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements (monthly statements for the Cash Management Fund) for the Funds you own. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information; what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o     when the only activity during the quarter:
      o  is purchase of shares from reinvested dividends and/or capital gains;
      o  is a result of Dividend Relay;
      o  purchases under a Automatic Investment Plan;
      o  sales under a periodic withdrawal plan; and
      o  purchases or sales under an automatic exchange election.
o     used to fund certain individual retirement or individual pension plans.
o     established under a payroll deduction plan.


Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o     if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o     to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o     to exchange or transfer among accounts with different ownerships.


Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If a Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.


Financial Statements
You will receive an annual financial statement for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                  1999        1998         1997         1996       1995

Net Asset Value, Beginning of Period...................       $15.28       $15.11      $14.61       $13.74       $12.43
Income from Investment Operations:
   Net Investment Income...............................          .40          .42         .35          .38          .41
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .34         1.15        1.81         1.59         1.31

                       Total from Investment Operations          .74         1.57        2.16         1.97         1.72

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.44)        (.37)       (.36)        (.43)        (.36)

   Distributions from Capital Gains....................         (.45)       (1.03)      (1.30)        (.67)        (.05)

                      Total Dividends and Distributions         (.89)       (1.40)      (1.66)       (1.10)        (.41)

Net Asset Value, End of Period.........................       $15.13       $15.28      $15.11       $14.61       $13.74

Total Return(b) .......................................         .85%       11.00%      15.88%       15.10%       14.18%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $112,329     $104,414     $85,436      $70,820      $57,125
   Ratio of Expenses to Average Net Assets.............        1.28%        1.28%       1.33%        1.28%        1.37%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.67%        2.86%       2.42%        2.82%        3.21%
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%       35.8%


PRINCIPAL BALANCED FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $15.15       $14.98      $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .32          .33         .29          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .32         1.15        1.76          .73

                       Total from Investment Operations          .64         1.48        2.05          .97

Less Dividends and Distributions:......................
   Dividends from Net Investment Income................         (.35)        (.28)       (.30)        (.26)

   Distributions from Capital Gains....................         (.45)       (1.03)      (1.29)        --

                      Total Dividends and Distributions         (.80)       (1.31)      (1.59)        (.26)

Net Asset Value, End of Period.........................       $14.99       $15.15      $14.98       $14.52

Total Return(b) .......................................        4.21%       10.43%       15.16%        7.52%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $23,972      $19,434       $9,745         $875
   Ratio of Expenses to Average Net Assets.............        1.84%        1.88%        1.99%        1.49%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.11%        2.22%        1.66%        2.26%(d)
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%(d)

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period...................       $21.71       $20.22      $17.10       $15.03       $12.45
Income from Investment Operations:
   Net Investment Income...............................          .15          .12         .21          .23          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.53         3.57        3.58         2.45         2.55

                       Total from Investment Operations         3.68         3.69        3.79         2.68         2.79

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.12)       (.21)        (.26)        (.21)

   Distributions from Capital Gains....................         --          (2.08)       (.46)        (.35)        --

                      Total Dividends and Distributions         (.14)       (2.20)       (.67)        (.61)        (.21)

Net Asset Value, End of Period.........................       $25.25       $21.71      $20.22       $17.10       $15.03

Total Return(b) .......................................       17.00%       19.48%      22.57%       18.20%       22.65%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $184,217     $126,740     $79,985      $44,389      $35,212
   Ratio of Expenses to Average Net Assets.............        1.26%        1.31%       1.30%        1.33%        1.38%
   Ratio of Net Investment Income to
     Average Net Assets................................         .63%         .57%       1.10%        1.41%        1.83%
   Portfolio Turnover Rate.............................        16.4%          .5%       55.4%        13.3%        26.1%

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $21.63       $20.16      $17.08       $16.21
Income from Investment Operations:
   Net Investment Income...............................          .03          .02         .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.49         3.57        3.53          .90

                       Total from Investment Operations         3.52         3.59        3.66         1.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.03)        (.04)       (.12)        (.15)

   Distributions from Capital Gains....................        --           (2.08)       (.46)        --

                      Total Dividends and Distributions         (.03)       (2.12)       (.58)        (.15)

Net Asset Value, End of Period.........................       $25.12       $21.63      $20.16       $17.08

Total Return(b) .......................................       16.31%       19.01%      21.82%        7.02%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $50,667      $32,871     $15,502       $1,575
   Ratio of Expenses to Average Net Assets.............        1.81%        1.85%       1.89%        1.48%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .08%         .02%        .45%         .68%(d)
   Portfolio Turnover Rate.............................        16.4%          .5%       55.4%        13.3%(d)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period...................       $31.07       $29.69      $27.72       $23.69       $20.83
Income from Investment Operations:
   Net Investment Income...............................          .52          .50         .50          .45          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .45         3.88        5.80         5.48         3.15

                       Total from Investment Operations          .97         4.38        6.30         5.93         3.60

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.51)        (.53)       (.48)        (.43)        (.39)

   Distributions from Capital Gains....................        (1.95)       (2.47)      (3.85)       (1.47)        (.35)

                      Total Dividends and Distributions        (2.46)       (3.00)      (4.33)       (1.90)        (.74)

Net Asset Value, End of Period.........................       $29.58       $31.07      $29.69       $27.72       $23.69

Total Return(b) .......................................        3.00%       15.59%      25.36%       26.41%       17.94%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $573,485     $565,052    $494,444     $435,617     $339,656
   Ratio of Expenses to Average Net Assets.............         .75%         .74%        .70%         .69%         .75%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        1.67%       1.85%        1.82%        2.08%
   Portfolio Turnover Rate.............................        44.5%        23.2%       30.8%        50.2%        46.0%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .44        3.84         5.74         2.81

                       Total from Investment Operations          .76        4.12         6.04         3.00

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.28)        (.29)       (.32)        (.16)

   Distributions from Capital Gains....................        (1.95)       (2.47)      (3.85)        --

                      Total Dividends and Distributions        (2.23)       (2.76)      (4.17)        (.16)

Net Asset Value, End of Period.........................       $29.33       $30.80      $29.44       $27.57

Total Return(b) .......................................        2.35%       14.77%      24.36%       12.74%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $43,862      $37,675     $18,326       $1,752
   Ratio of Expenses to Average Net Assets.............        1.43%        1.50%       1.50%        1.16%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.05%         .88%        .93%        1.18%(d)
   Portfolio Turnover Rate.............................        44.5%        23.2%       30.8%        50.2%(d)


PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period...................       $56.09      $50.43       $39.54       $37.22     $31.14
Income from Investment Operations:
   Net Investment Income...............................          .21         .35          .31          .35        .35
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.56        7.14        11.26         3.50       6.67

                       Total from Investment Operations         9.77        7.49        11.57         3.85       7.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.30)        (.34)       (.31)        (.35)        (.31)

   Distributions from Capital Gains....................         --          (1.49)       (.37)       (1.18)        (.63)

                      Total Dividends and Distributions         (.30)       (1.83)       (.68)       (1.53)        (.94)

Net Asset Value, End of Period.........................       $65.57       $56.09      $50.43       $39.54       $37.22

Total Return(b) .......................................       17.46%       15.17%      29.55%       10.60%       23.29%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $493,117     $395,954    $317,386     $228,361     $174,328
   Ratio of Expenses to Average Net Assets.............         .89%         .95%       1.03%        1.08%        1.16%
   Ratio of Net Investment Income to
     Average Net Assets................................         .33%         .66%        .68%         .95%         1.12%
   Portfolio Turnover Rate.............................        32.4%        21.9%       16.5%         1.8%        12.2%


PRINCIPAL GROWTH FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.13)        .02          .06          .10
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.49        7.09        11.16          .13

                       Total from Investment Operations         9.36         7.11       11.22          .23

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.01)       (.09)        (.10)

   Distributions from Capital Gains....................         --          (1.49)       (.37)        --

                      Total Dividends and Distributions         --          (1.50)       (.46)        (.10)

Net Asset Value, End of Period.........................       $65.13       $55.77      $50.16       $39.40



Total Return(b) .......................................       16.78%       14.46%      28.72%        1.12%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $47,193      $30,557     $16,265       $2,014
   Ratio of Expenses to Average Net Assets.............        1.46%        1.59%       1.69%        1.42%(d)
   Ratio of Net Investment Income (Operating
     Loss) to Average Net Assets.......................       (.24)%         .01%        .00%         .14%(d)
   Portfolio Turnover Rate.............................        32.4%        21.9%       16.5%         1.8%(d)

PRINCIPAL MIDCAP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period...................       $39.90      $45.33       $35.75       $31.45     $25.08
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)      (.07)          .07          .14        .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.28      (4.26)        10.80         5.05       6.45

                       Total from Investment Operations         2.22        (4.33)      10.87         5.19         6.57

Less Dividends and Distributions:
   Dividends from Net Investment Income                         --          --           (.11)        (.14)        (.06)

   Distributions from Capital Gains....................         --          (1.10)      (1.18)        (.75)        (.14)

                      Total Dividends and Distributions         --          (1.10)      (1.29)        (.89)        (.20)

Net Asset Value, End of Period.........................       $42.12       $39.90      $45.33       $35.75       $31.45

Total Return(b) .......................................        5.56%      (9.78)%      31.26%       16.89%       26.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $313,984     $332,942    $346,666     $229,465     $150,611
   Ratio of Expenses to Average Net Assets.............        1.22%        1.22%       1.26%        1.32%        1.47%
   Ratio of Net Investment Income (Operating
     Loss) to Average Net Assets.......................       (.17)%       (.14)%        .20%         .46%         .47%
   Portfolio Turnover Rate.............................        59.9%        25.1%        9.5%        12.3%        13.5%


PRINCIPAL MIDCAP FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $39.43       $45.10      $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.34)        (.28)       (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.27        (4.29)      10.74         1.88

                       Total from Investment Operations         1.93        (4.57)      10.62         1.92

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.02)

   Distributions from Capital Gains....................         --          (1.10)      (1.18)        --

                      Total Dividends and Distributions         --          (1.10)      (1.19)        (.02)


Net Asset Value, End of Period.........................       $41.36       $39.43      $45.10       $35.67



Total Return(b) .......................................        4.89%     (10.37)%      30.56%        6.20%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $24,877      $23,540     $17,448       $2,016
   Ratio of Expenses to Average Net Assets.............        1.85%        1.89%       1.87%        1.53%(d)
   Ratio of Net Investment Income (Operating
     Loss) to Average Net Assets.......................       (.80)%       (.82)%      (.45)%         .29%(d)
   Portfolio Turnover Rate.............................        59.9%        25.1%        9.5%        12.3%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                 1999         1998(f)

Net Asset Value, Beginning of Period...................        $8.39       $10.15
Income from Investment Operations:
   Net Investment Income...............................          .31          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)       (1.76)

                       Total from Investment Operations         (.36)       (1.56)
Less Dividends:
   Dividends from Net Investment Income................         (.30)        (.20)

                                        Total Dividends         (.30)        (.20)

Net Asset Value, End of Period.........................        $7.73        $8.39

Total Return(b) .......................................      (4.38)%     (15.45)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $6,459       $5,490
   Ratio of Expenses to Average Net Assets.............        2.19%        2.25%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.77%        2.89%(d)
   Portfolio Turnover Rate.............................        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                 1999         1998(f)

Net Asset Value, Beginning of Period...................        $8.40       $10.15
Income from Investment Operations:
   Net Investment Income...............................          .28          .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.66)       (1.78)

                       Total from Investment Operations         (.38)       (1.55)
Less Dividends:
   Dividends from Net Investment Income................         (.30)        (.20)

                                        Total Dividends         (.30)        (.20)

Net Asset Value, End of Period.........................        $7.72       $ 8.40

Total Return(b) .......................................      (4.70)%     (15.37)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,100       $2,928
   Ratio of Expenses to Average Net Assets.............        2.53%        1.99%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.43%        3.07%(d)
   Portfolio Turnover Rate.............................        55.1%        60.4%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998(f)

Net Asset Value, Beginning of Period...................        $8.43        $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.11)        (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.02        (1.41)

                       Total from Investment Operations         2.91        (1.49)

Net Asset Value, End of Period.........................       $11.34        $8.43

Total Return(b) .......................................       34.52%     (15.95)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $41,598      $18,438
   Ratio of Expenses to Average Net Assets.............        1.92%        2.58%(d)
   Ratio of Net Investment Income (Operating
     Loss) to Average Net Assets.......................      (1.04)%      (1.65)%(d)
   Portfolio Turnover Rate.............................       100.7%        20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                 1999         1998(f)

Net Asset Value, Beginning of Period...................        $8.45        $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.10)        (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.96        (1.39)

                       Total from Investment Operations         2.86        (1.46)

Net Asset Value, End of Period.........................       $11.31       $ 8.45

Total Return(b) .......................................       33.85%     (15.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $10,177       $4,688
   Ratio of Expenses to Average Net Assets.............        2.31%        2.07%(d)
   Ratio of Net Investment Income (Operating
     Loss) to Average Net Assets.......................      (1.43)%      (1.12)%(d)
   Portfolio Turnover Rate.............................       100.7%        20.5%(d)

PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1999        1998          1997         1996       1995

Net Asset Value, Beginning of Period...................       $16.11       $12.55      $11.40       $10.94        $9.25
Income from Investment Operations:
   Net Investment Income...............................          .33          .41(g)      .48(g)       .44(g)       .48(g)
Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.00         3.59        1.12          .45         1.70

                       Total from Investment Operations         2.33         4.00        1.60          .89         2.18

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.34)        (.44)       (.45)        (.43)        (.49)

   Distributions from Capital Gains....................         (.24)        --          --           --           --

                      Total Dividends and Distributions         (.58)        (.44)       (.45)        (.43)        (.49)

Net Asset Value, End of Period.........................       $17.86       $16.11      $12.55       $11.40       $10.94

Total Return(b) .......................................       14.74%       32.10%       14.26%        8.13%      24.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $99,857      $83,533     $64,366      $66,322      $65,873
   Ratio of Expenses to Average Net Assets(g)   .......        1.20%        1.15%       1.15%        1.17%        1.04%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.94%        2.73%       3.90%        3.85%        4.95%
   Portfolio Turnover Rate.............................        23.5%        11.9%       22.5%        34.2%        13.0%


PRINCIPAL UTILITIES FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(e)

Net Asset Value, Beginning of Period...................       $16.07       $12.49      $11.33       $11.75
Income from Investment Operations:
   Net Investment Income...............................          .21          .33(g)      .39(g)       .28(g)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.00         3.58        1.14         (.41)

                       Total from Investment Operations         2.21         3.91        1.53         (.13)

Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)        (.33)       (.37)        (.29)

   Distributions from Capital Gains....................         (.24)        --          --           --

                      Total Dividends and Distributions         (.46)        (.33)       (.37)        (.29)

Net Asset Value, End of Period.........................       $17.82       $16.07      $12.49       $11.33

Total Return(b) .......................................       13.97%       31.47%      13.72%       (.31)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $8,081       $4,005      $1,512         $311
   Ratio of Expenses to Average Net Assets(g)   .......        1.87%        1.65%       1.65%        1.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.27%        2.21%       3.35%        3.77%(d)
   Portfolio Turnover Rate.............................        23.5%        11.9%       22.5%        34.2%(d)


Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

            Former Fund Name                                     New Fund Name

      Princor Balanced Fund, Inc.                          Principal Balanced Fund, Inc.
      Princor Blue Chip Fund, Inc.                         Principal Blue Chip Fund, Inc.
      Princor Capital Accumulation Fund, Inc.              Principal Capital Value Fund, Inc.
      Princor Growth Fund, Inc.                            Principal Growth Fund, Inc.
      Princor Emerging Growth Fund, Inc.                   Principal MidCap Fund, Inc.
      Princor Utilities Fund, Inc.                         Principal Utilities Fund, Inc.

(b)   Total  return  is  calculated   without  the  front-end  sales  charge  or
      contingent deferred sales charge.

(c)   Total return amounts have not been annualized.

(d)   Computed on an annualized basis.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares: Per Share Net Investment Income

      Principal Balanced Fund, Inc.         $--        $(.03)
      Principal Blue Chip Fund, Inc.         .01        (.02)
      Principal Capital Value Fund, Inc.     .01        (.11)
      Principal Growth Fund, Inc.            .01         .10
      Principal MidCap Fund, Inc             --          .19

(f) Period from December 31, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                           Per Share Unrealized
                                                Gain (Loss)

                                            Class         Class
                                              A             R

      Principal Real Estate Fund, Inc.      $ .13        $ .13
      Principal SmallCap Fund, Inc.          (.09)        (.09)



(g) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                          Year Ended
                                          October 31,       Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                                           as Noted          Income             Assets             Waived


                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932
                                             1995             .46               1.30%              151,145


                  Class R                    1998             .28               2.10%               12,481
                                             1997             .31               2.67%                9,355
                                             1996(g)          .28               1.47%(e)             --

                  The Manager ceased its waiver of expenses October 31, 1998.


International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 1999         1998         1997(a)

Net Asset Value, Beginning of Period...................       $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.05        (1.73)       (1.21)

                       Total from Investment Operations        2.02        (1.75)       (1.22)

Net Asset Value, End of Period.........................       $8.56        $6.54        $8.29

Total Return(b) .......................................      30.89%     (21.11)%     (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets.............       2.75%        3.31%        2.03%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.35)%       (.36)%       (.32)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 1999         1998         1997(a)

Net Asset Value, Beginning of Period...................       $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.02        (1.71)       (1.22)

                       Total from Investment Operations        2.02        (1.75)       (1.23)

Net Asset Value, End of Period.........................       $8.55        $6.53        $8.28

Total Return(b) .......................................      30.93%     (21.14)%     (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.67%        3.47%        2.20%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.22)%       (.60)%       (.51)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)

PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period...................       $9.20        $9.33        $8.14        $7.28      $7.44
Income from Investment Operations:
   Net Investment Income...............................         .13          .13          .09          .10        .08
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.28          .04         1.52         1.17       (.02)

                       Total from Investment Operations        1.41          .17         1.61         1.27        .06

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.11)        (.10)        (.11)        (.08)      (.03)

   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        (.33)      (.19)

                      Total Dividends and Distributions        (.57)        (.30)        (.42)        (.41)      (.22)

Net Asset Value, End of Period.........................      $10.04        $9.20        $9.33        $8.14      $7.28

Total Return(b) .......................................      16.18%        1.93%       20.46%       18.36%      1.03%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $338,144     $302,757     $281,158     $172,276   $126,554
   Ratio of Expenses to Average Net Assets.............       1.22%        1.25%        1.39%        1.45%      1.63%
   Ratio of Net Investment Income
     to Average Net Assets.............................       1.35%        1.45%        1.25%        1.43%       1.10%
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%      35.4%


PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class R shares                                                 1999         1998         1997         1996(f)

Net Asset Value, Beginning of Period...................      $9.13         $9.27        $8.12        $7.48
Income from Investment Operations:
   Net Investment Income...............................         .06          .06          .07          .01
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.27          .04         1.47          .63

                       Total from Investment Operations        1.33          .10         1.54          .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.04)        (.04)        (.08)        --

   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions        (.50)        (.24)        (.39)        --

Net Asset Value, End of Period.........................       $9.96        $9.13        $9.27        $8.12

Total Return(b) .......................................      15.27%        1.13%       19.65%        9.29%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $22,229      $17,739      $11,773       $1,057
   Ratio of Expenses to Average Net Assets.............       1.93%        2.01%        2.10%        1.59%(d)
   Ratio of Net Investment Income
     to Average Net Assets.............................        .64%         .67%         .44%         .78%(d)
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%(d)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998         1997(a)

Net Asset Value, Beginning of Period...................       $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.53          .10         (.07)

                       Total from Investment Operations        5.41          .03         (.08)

Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --

Net Asset Value, End of Period.........................      $15.32        $9.99        $9.96

Total Return(b) .......................................      54.52%         .30%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $23.612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.21%        2.66%        1.99%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.02)%       (.81)%       (.40)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 1999         1998         1997(a)

Net Asset Value, Beginning of Period...................      $10.01        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.53          .12         (.07)

                       Total from Investment Operations        5.43          .05         (.08)

Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --

Net Asset Value, End of Period.........................      $15.36       $10.01        $9.96

Total Return(b) .......................................      54.61%         .50%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       2.12%        2.51%        2.15%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.93)%       (.68)%       (.54)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)


 Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                                Per Share                   Per Share
                                                             Net Investment                 Unrealized
                                                                 Income                     Gain (Loss)

      Principal International Emerging Markets Fund, Inc.:
          Class A                                                $.01                         $(.50)
          Class R                                                 .01                          (.50)

      Principal International SmallCap Fund, Inc.:
          Class A                                                 .01                           .03
          Class R                                                 .01                           .03

(b)   Total  return  is  calculated   without  the  front-end  sales  charge  or
      contingent deferred sales charge.

(c)   Total return amounts have not been annualized.

(d)   Computed on an annualized basis.

(e) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.


Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995

Net Asset Value, Beginning of Period.....................     $11.59       $11.44      $11.17        $11.42      $10.27
Income from Investment Operations:
   Net Investment Income.................................        .70          .71(b)      .75(b)        .76(b)      .78(b)
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.91)         .16         .33          (.25)       1.16

                        Total from Investment Operations         .21          .87        1.08           .51        1.94

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.69)        (.72)       (.81)         (.76)       (.78)

   Distributions from Capital Gains......................       --          --           --           --           (.01)
   Excess Distributions from Capital Gains...............       (.03)       --           --           --          --

                       Total Dividends and Distributions        (.72)        (.72)       (.81)         (.76)       (.79)

Net Asset Value, End of Period...........................     $10.66       $11.59      $11.44        $11.17      $11.42

Total Return(c) .........................................    (1.92)%        7.76%      10.15%         4.74%      19.73%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $145,975     $148,081    $126,427      $113,437    $106,962
   Ratio of Expenses to Average Net Assets(b)    ........      1.04%         .95%         .95%         .95%        .94%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.25%        6.19%        6.70%        6.85%        7.26%
   Portfolio Turnover Rate...............................      48.9%        15.2%        12.8%         3.4%        5.1%


PRINCIPAL BOND FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(f)

Net Asset Value, Beginning of Period.....................     $11.59       $11.43      $11.16        $11.27
Income from Investment Operations:
   Net Investment Income.................................        .63          .63(b)      .71(b)        .51(b)
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.90)         .16         .30          (.13)

                        Total from Investment Operations        (.27)         .79        1.01           .38

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.62)        (.63)       (.74)         (.49)

   Excess Distributions from Capital Gains...............       (.03)       --           --           --

                       Total Dividends and Distributions        (.65)        (.63)       (.74)         (.49)

Net Asset Value, End of Period...........................     $10.67       $11.59      $11.43        $11.16

Total Return(c) .........................................    (2.45)%        7.05%       9.49%         3.75%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $16,096      $12,196      $5,976          $525
   Ratio of Expenses to Average Net Assets(b)    ........      1.61%        1.45%       1.45%         1.28%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.68%        5.66%       6.11%         6.51%(e)
   Portfolio Turnover Rate...............................      48.9%        15.2%       12.8%          3.4%(e)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period.....................     $11.63       $11.51      $11.26        $11.31      $10.28
Income from Investment Operations:
   Net Investment Income.................................        .69          .70         .70           .70         .71
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)         .12         .29          (.05)       1.02

                        Total from Investment Operations         .17          .82         .99           .65        1.73

Less Dividends:
   Dividends from Net Investment Income..................       (.70)        (.70)       (.74)         (.70)       (.70)

                                        Total Dividends         (.70)        (.70)       (.74)         (.70)       (.70)

Net Asset Value, End of Period...........................     $11.10       $11.63      $11.51        $11.26      $11.31

Total Return(c) .........................................      1.47%        7.38%       9.23%         6.06%      17.46%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $237,811     $251,455    $249,832      $259,029    $261,128
   Ratio of Expenses to Average Net Assets...............       .89%         .86%        .84%          .81%        .87%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.04%        6.07%       6.19%         6.31%        6.57%
   Portfolio Turnover Rate...............................      19.4%        17.1%       10.8%         25.9%       10.1%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(f)

Net Asset Value, Beginning of Period.....................     $11.55       $11.42      $11.21        $11.27
Income from Investment Operations:
   Net Investment Income.................................        .61          .61         .64           .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)         .13         .24          (.08)

                        Total from Investment Operations         .09          .74         .88           .39

Less Dividends:
   Dividends from Net Investment Income:.................       (.61)        (.61)       (.67)         (.45)

                                        Total Dividends         (.61)        (.61)       (.67)         (.45)

Net Asset Value, End of Period...........................     $11.03       $11.55      $11.42        $11.21

Total Return(c) .........................................       .78%        6.66%       8.19%         3.76%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $11,539       $8,156      $4,152          $481
   Ratio of Expenses to Average Net Assets...............      1.53%        1.64%       1.79%         1.18%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.40%        5.39%       5.21%         5.84%(e)
   Portfolio Turnover Rate...............................      19.4%        17.1%       10.8%         25.9%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period.....................      $7.63        $8.52       $8.27         $8.06       $7.83
Income from Investment Operations:
   Net Investment Income.................................        .63          .64         .67           .68         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.88)        .31           .23         .20

                        Total from Investment Operations         .22         (.24)        .98           .91         .88

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.63)        (.64)       (.73)         (.70)       (.65)

   Excess Distribution of Net Investment Income(g)  .....       (.01)        (.01)       --           --           --

                       Total Dividends and Distributions        (.64)        (.65)       (.73)         (.70)       (.65)

Net Asset Value, End of Period...........................      $7.21        $7.63       $8.52         $8.27       $8.06

Total Return(c) .........................................      2.81%      (3.18)%      12.33%        11.88%       11.73%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $30,065      $33,474     $38,239       $28,432     $23,396
   Ratio of Expenses to Average Net Assets...............      1.31%        1.40%       1.22%         1.26%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.23%        7.71%       7.99%         8.49%       8.71%
   Portfolio Turnover Rate...............................      86.1%        65.9%       39.2%         18.8%       40.3%


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(f)

Net Asset Value, Beginning of Period.....................      $7.51        $8.40       $8.20         $8.21
Income from Investment Operations:
   Net Investment Income.................................        .56          .57         .62           .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.87)        .26          (.03)

                        Total from Investment Operations         .16         (.30)        .88           .43

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.56)        (.58)       (.68)         (.44)

   Excess Distribution of Net Investment Income(g)  .....       (.03)        (.01)       --           --

                       Total Dividends and Distributions        (.59)        (.59)       (.68)         (.44)

Net Asset Value, End of Period...........................      $7.08        $7.51       $8.40         $8.20

Total Return(c) .........................................      2.01%      (3.97)%      11.14%         5.60%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,598       $2,734      $1,961          $124
   Ratio of Expenses to Average Net Assets...............      2.09%        2.28%       2.42%         1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.43%        6.84%       6.70%         7.84%(e)
   Portfolio Turnover Rate...............................      86.1%        65.9%       39.2%         18.8%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996(h)

Net Asset Value, Beginning of Period.....................      $9.93        $9.88       $9.89         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .57          .57         .61           .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .06         .03          (.04)

                        Total from Investment Operations         .18          .63         .64           .34

Less Dividends:
   Dividends from Net Investment Income..................       (.57)        (.58)       (.65)         (.35)

                                        Total Dividends         (.57)        (.58)       (.65)         (.35)

Net Asset Value, End of Period...........................      $9.54        $9.93       $9.88         $9.89

Total Return(c) .........................................      1.83%        6.57%       6.75%        3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,096      $27,632     $20,567       $17,249
   Ratio of Expenses to Average Net Assets(b)    ........      1.00%         .82%        .90%          .89%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.76%        5.86%       6.20%         6.01%(e)
   Portfolio Turnover Rate...............................      20.9%        23.8%       17.4%         16.5%(e)




PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(f)

Net Asset Value, Beginning of Period.....................      $9.93        $9.85       $9.88         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .50          .52         .54           .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .07         .03          (.06)

                        Total from Investment Operations        .11          .59          .57          .30

Less Dividends:
   Dividends from Net Investment Income..................       (.49)        (.51)       (.60)         (.32)


                                        Total Dividends         (.49)        (.51)       (.60)         (.32)

Net Asset Value, End of Period...........................      $9.55        $9.93       $9.85         $9.88

Total Return(c) .........................................      1.13%        6.12%        6.01%        3.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $3,276        $2,034        $606           $83
   Ratio of Expenses to Average Net Assets(b)    ........      1.41%        1.44%       1.48%         1.40%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.35%        5.21%       5.60%         5.64%(e)
   Portfolio Turnover Rate...............................      20.9%        23.8%       17.4%         16.5%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                                Former Fund Name                                       New Fund Name
                  Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
                  Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
                  Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
                  Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536
                                                      1995                 .77               1.02                86,018

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(h)              .51               1.28(f)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(h)              .37               1.16(f)             22,716

              Class R                                 1999                 .46               2.02                11,951
                                                      1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(f)              .35               1.79(f)                 60

*    The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.


(c)   Total  return  is  calculated   without  the  front-end  sales  charge  or
      contingent deferred sales charge.

(d)   Total return amounts have not been annualized.

(e)   Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                              Per Share
                                                          Unrealized (Loss)

      Principal Bond Fund, Inc.                                 $(.03)
      Principal Government Securities Income Fund, Inc.          (.03)
      Principal Limited Term Bond Fund, Inc.                     (.02)

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. This represents Class A share activities of the fund prior to the initial public offering of shares.


Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995

Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000     $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .045         .051         .050         .049       .052

                       Total from Investment Operations        .045         .051         .050         .049       .052

Less Dividends:
   Dividends From Net Investment Income.................      (.045)       (.051)       (.050)       (.049)     (.052)

                                        Total Dividends       (.045)       (.051)       (.050)       (.049)      (.052)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000     $1.000

Total Return(c) ........................................      4.56%        5.10%        4.96%        5.00%       5.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $352,675     $294,918     $836,072     $694,962    $623,864
   Ratio of Expenses to Average Net Assets(b) ..........       .69%         .56%(d)      .63%         .66%        .72%
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.45%        5.12%        4.98%        4.88%       5.24%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class R shares                                                 1999         1998         1997         1996(g)

Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .040         .046         .044         .030

                       Total from Investment Operations        .040         .046         .044         .030

Less Dividends:
   Dividends from Net Investment Income.................      (.040)       (.046)       (.044)       (.030)

                                        Total Dividends       (.040)       (.046)       (.044)       (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000

Total Return(c) ........................................      4.04%        4.56%        4.16%        2.97%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $15,571      $10,414       $4,296       $1,639
   Ratio of Expenses to Average Net Assets(b) ..........      1.15%        1.05%(d)     1.26%         .99%(f)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.99%        4.62%        4.40%        4.41%(f)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

               Former Fund Name                        New Fund Name
      Princor Cash Management Fund, Inc.    Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                      Year Ended                       Ratio of
                    October 31,        Per Share       Expenses
                      Except        Net Investment    to Average      Amount
                      as Noted          Income        Net Assets      Waived


         Class A        1998            $.051              .56%      $  --   (d)
                        1997             .050              .63          --
                        1996             .049              .67          7,102
                        1995             .052              .78        296,255

         Class R        1998             .046             1.05          --   (d)
                        1997             .043             1.34          2,441
                        1996(i)          .030              .99          --

The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c)   Total return is calculated without the contingent deferred sales charge.

(d)   Management  fee waivers  apply to November 1, 1997  through  February  28,
      1998.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

Additional information about the Funds is available in the Statement of Additional Information dated March 1, 1999, and which is part of this prospectus. Information about the Funds' investments is also available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

       SEC FILE                DOMESTIC GROWTH-ORIENTED FUNDS


       811-05072               Principal Balanced Fund, Inc.
       811-06263               Principal Blue Chip Fund, Inc.
       811-01874               Principal Capital Value Fund, Inc.
       811-01873               Principal Growth Fund, Inc.
       811-09755               Principal LargeCap Stock Index Fund, Inc.
       811-05171               Principal MidCap Fund, Inc.
       811-09567               Principal Partners Aggressive Growth Fund, Inc.
       811-09757               Principal Partners LargeCap Growth Fund, Inc.
       811-09759               Principal Partners MidCap Growth Fund, Inc.
       811-08379               Principal Real Estate Fund, Inc.
       811-08381               Principal SmallCap Fund, Inc.
       811-07266               Principal Utilities Fund, Inc.


                               INTERNATIONAL GROWTH-ORIENTED FUNDS

       811-08249             Principal International Emerging Markets Fund, Inc.
       811-03183             Principal International Fund, Inc.
       811-08251             Principal International SmallCap Fund, Inc.

      INCOME-ORIENTED FUNDS

       811-05172               Principal Bond Fund, Inc.
       811-04226               Principal Government Securities Income Fund, Inc.
       811-05174               Principal High Yield Fund, Inc.
       811-07453               Principal Limited Term Bond Fund, Inc.

      MONEY MARKET FUND

       811-03585               Principal Cash Management Fund, Inc.




                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal MidCap Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.


INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.


INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.


MONEY MARKET FUND

Principal Cash Management Fund, Inc.


     This Prospectus describes mutual funds organized by Principal Life Insurance Company. The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and the Money Market Fund.




                  The date of this Prospectus is March 1, 1999.




Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


Fund Descriptions........................................................  4
     Domestic Growth-Oriented Funds
         Balanced Fund...................................................  6
         Blue Chip Fund..................................................  8
         Capital Value Fund.............................................. 10
         Growth Fund .................................................... 12
         MidCap Fund..................................................... 14
         Real Estate Fund................................................ 16
         SmallCap Fund................................................... 18
         Utilities Fund.................................................. 20

     International Growth-Oriented Funds
         International Emerging Markets Fund............................. 22
         International Fund.............................................. 24
         International SmallCap Fund..................................... 26

     Income-Oriented Funds
         Bond Fund....................................................... 28
         Government Securities Income Fund............................... 30
         High Yield Fund................................................. 32
         Limited Term Bond Fund.......................................... 34

     Money Market Fund
         Cash Management Fund............................................ 36

The Costs of Investing................................................... 38

Certain Investment Strategies and Related Risks.......................... 41

Management, Organization and Capital Structure........................... 45

Pricing of Fund Shares................................................... 46

Dividends and Distributions.............................................. 47

How To Buy Shares........................................................ 48

How To Sell Shares....................................................... 50

How To Exchange Shares Among Principal Funds............................. 53

General Information About a Fund Account................................. 54

Financial Highlights..................................................... 57

FUND DESCRIPTIONS

The   Principal   Mutual  Funds  has  three   categories   of  funds:   domestic
growth-oriented funds, international growth-oriented funds and income-oriented funds.

The Growth-Oriented Funds invest primarily in common stocks. Under normal market conditions, the Growth-Oriented Funds (except Balanced and Utilities) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Funds may invest without limit in cash for temporary defensive purposes. See Temporary Defensive Measures. When doing so, the Fund is not investing to achieve its investment objective. The Funds also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.

The Income-Oriented Funds each has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Fund purchase a bond. If the rating on a bond changes while the Fund owns it, the Fund is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. The examples on the following pages are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The first two lines of each example assume that you sell all of your shares at the end of those time periods. The second two assume that you do not sell your shares at the end of the periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day fund management
The investment professionals who manage the assets of each Fund are listed with each Fund. Backed by their staffs of experienced securities analysts, they provide the Funds with professional investment management.

Principal Management Corporation serves as the manager for the Principal Mutual Funds. It has signed sub-advisory contracts with Invista Capital Management, LLC. Under those contracts, Invista provides portfolio management for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities and Limited Term Bond Funds (see Management, Organization and Capital Structure).

Fund Performance
Included in each Fund's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

The bar chart shows changes in the Fund's performance from year to year. The performance reflected in the chart does not include a sales charge, which would make the returns less than those shown. Fund shares are generally sold subject to a sales charge which can be either a front-end sales charge or a contingent deferred sales charge (CDSC) (see THE COSTS OF INVESTING). One of the tables compares the Fund's average annual returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The table shows how the Fund's performance compares with the returns of an index and with funds having similar investment objectives. The other table for each Fund provides the highest and lowest quarterly rate of return for that Fund's Class A shares during the last 10 years.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

Note: All investors should read the prospectus sections discussing the Funds, the expenses and management (See Fund Descriptions; The Costs of Investing, Management, Organization and Capital Structure; Dividends and Distributions; Pricing of Fund Shares; and Financial Highlights).

         Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DOMESTIC GROWTH-ORIENTED FUND

Principal Balanced Fund, Inc.

The Balanced Fund seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Main Strategies

The Balanced Fund invests primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets are invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Fund generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's (see Risks of High Yield Securities).

Main Risks

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. Generally, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.

The Balanced Fund is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks.

Annual Total Returns

"1989"  10.65
"1990"  -5.18
"1991"  31.72
"1992"  10.47
"1993"  9.01
"1994"  -3.38
"1995"  23.39
"1996"  13
"1997"  17.29
"1998"  11.2

Calendar Years Ended December 31


           Highest & lowest
        quarterly total returns
       during the last 10 years

  Quarter Ended       Quarterly Return

     3/31/91               11.34%
     9/30/90              (11.70%)


             Average annual total returns
        for the period ending December 31, 1998

                               Past One Past Five Past Ten
                                 Year     Years    Years

  Class A                       11.20%   11.93%   11.33%
  Class R                       10.49    13.41*     --

  S&P 500 Stock Index           28.58    24.06    19.21
  Lehman Brothers Government/
    Corporate Bond Index         9.47     7.30     9.33
  Lipper Balanced Fund Average  13.48    13.93    13.04

* Period  from  February  29,  1996,  date  Class R  shares  first
  offered to the   public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 11.20% and for Class R shares is 10.49%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.59%    0.59%
     12b-1 Fees.............................    0.25%    0.75%

     Other Expenses.........................    0.44%    0.54%
     Total Fund Operating Expenses              1.28%    1.88%




                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $599     $862  $1,144   $1,947
   Class R               191      591     948    1,771
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               599      862   1,144    1,947
   Class R               191      591     948    1,771


* The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.

Day-to-day Fund management:

                  Since April 1993      Co-Manager: Judith A. Vogel, CFA.
                                        Portfolio Manager of Invista since 1987.
                  Since December 1997   Co-Manager: Martin J. Schafer, Portfolio
                                        Manager of Invista since 1992.




DOMESTIC GROWTH-ORIENTED FUND

Principal Blue Chip Fund, Inc.

The Blue Chip Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies

The Blue Chip Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
              o  size (market capitalizations at least $1 billion)
              o  easy access to credit
              o  superior management structure
              o  established history of earnings and dividends
              o  good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities (see Securities of Unseasoned Issuers). Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies (see Foreign Securities).

Main Risks

The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

The Blue Chip Fund is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but who prefer investing in larger, established companies.


Annual Total Returns
"1992"  6.09
"1993"  2.62
"1994"  3.36
"1995"  33.19
"1996"  16.78
"1997"  26.25
"1998"  16.55

Calendar Years Ended December 31


           Highest & lowest
        quarterly total returns
         for the last 8 years

  Quarter Ended       Quarterly Return

     6/30/97               16.40%
     9/30/98               (9.92%)




                    Average annua1 total returns
               for the period ending December 31, 1998

                                  Past One Past FivePast Ten
                                    Year     Years    Years

        Class A                     16.55%   18.79%   14.87%*
        Class R                     16.02    19.14**    --

        S&P 500 Stock Index         28.58    24.06    19.21
        Lipper Growth and
          Income Fund Average       15.61    18.53    15.76

     * Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 1998.
     ** Period from February 29, 1996, date Class R shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 16.55% and for Class R shares is 16.02%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.48%    0.48%
     12b-1 Fees.............................    0.25%    0.75%

     Other Expenses.........................    0.58%    0.62%

         Total Fund Operating Expenses          1.31%    1.85%



                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $602     $870  $1,159   $1,979
    Class R               188      582     939    1,782
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               602      870   1,159    1,979

    Class R               188      582     939    1,782


 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.



Day-to-day Fund management:
                  Since March 1991      Manager:   Mark T. Williams, CFA.
                                        Portfolio Manager of Invista since 1995.



DOMESTIC GROWTH-ORIENTED FUND

Principal Capital Value Fund, Inc.

         The Capital Value Fund seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies

         The Capital Value Fund invests primarily in common stocks. It may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests primarily in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

         Securities chosen for investment may include those of companies which Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Fund's assets reflect the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

         In making selections for the Fund's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

     o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

     o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

     o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

     o Stock selection. Invista buys and sells stocks according to the Fund's own policies using the research and valuation rankings as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
                  o events that could cause a stock's price to rise or fall; o anticipation of high potential reward compared to potential risk; and o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks

The Capital Value Fund is generally a suitable investment for investors seeking long-term growth, who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

Annual Total Returns

"1989"  14.76
"1990"  -10.64
"1991"  37.21
"1992"  9.09
"1993"  7.56
"1994"  0.21
"1995"  31.9
"1996"  23.42
"1997"  28.69
"1998"  12.13

  Calendar Years Ended December 31



               Highest & lowest
            quarterly total returns
           during the last 10 years

      Quarter Ended       Quarterly Return

         3/31/91               17.94%
         9/30/90              (17.62%)




                  Average annua1 total returns
             for the period ending December 31, 1998

                                Past One Past FivePast Ten
                                  Year     Years    Years

      Class A                     12.13%   18.68%   14.54%
      Class R                     11.35    20.24*     --

      S&P 500 Stock Index         28.58    24.06    19.21
      Lipper Growth and Income
        Fund Average              15.61    18.53    15.76

    * Period from February 29, 1996, date Class R shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 12.13% and for Class R shares is 11.35%.


                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.38%    0.38%
     12b-1 Fees.............................    0.14%    0.75%

     Other Expenses.........................    0.22%    0.37%
          Total Fund Operating Expenses         0.74%    1.50%



                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $547     $700   $ 867   $1,350
    Class R               153      474     730    1,222
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               547      700     867    1,350
    Class R               153      474     730    1,222


 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.



         Day-to-day Fund management:
                  Since November 1996   Manager:  Catherine A. Zaharis, CFA.
                                        Portfolio Manager of Invista since 1987.


DOMESTIC GROWTH-ORIENTED FUND

Principal Growth Fund, Inc.

         The Growth Fund seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies

         In  seeking  the  Fund's  objective  of  capital  growth,   the  Fund's
Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

     o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

     o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

     o Stock selection. Invista then purchases securities of issuers which appear to have high growth potential. Common stocks selected for the Fund may include securities of companies that: o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or o offer new products or new services.

Main Risks

         These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities which do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.

The Growth Fund is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Fund changes, the Fund share price changes. In the short term, the share price can fluctuate dramatically. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

Annual Total Returns

"1989"  18.07
"1990"  -1.41
"1991"  56.61
"1992"  10.16
"1993"  7.51
"1994"  3.21
"1995"  33.47
"1996"  12.23
"1997"  28.41
"1998"  20.37

Calendar Years Ended December 31


               Highest & lowest
            quarterly total returns
             for the last 10 years

      Quarter Ended       Quarterly Return

         3/31/91               24.39%
         9/30/90              (18.61%)




                  Average annua1 total returns
             for the period ending December 31, 1998

                                Past One Past FivePast Ten
                                  Year     Years    Years

      Class A                     20.37%   19.03%   17.83%
      Class R                     19.62    19.23*

      S&P 500 Stock Index         28.58    24.06    19.21
      Lipper Growth Fund Average  22.86    19.03    17.16

    * Period  from  February  29,  1996,  date Class R shares  first
      offered to the   public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 20.37% and for Class R shares is 19.62%.


                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.41%    0.41%
     12b-1 Fees.............................    0.21%    0.75%

     Other Expenses.........................    0.33%    0.43%
     Total Fund Operating Expenses              0.95%    1.59%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $567     $763    $976   $1,586
    Class R               162      502     792    1,417
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               567      763     976    1,586
    Class R               162      502     792    1,417


 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                  Since August 1987     Manager:  Michael R. Hamilton, Portfolio
                                        Manager of Invista since 1987.


DOMESTIC GROWTH-ORIENTED FUND

         Principal MidCap Fund, Inc.

         The MidCap Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies

The MidCap Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned (see Unseasoned Issuers).

         Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

         The Fund may invest up to 20% of its assets in securities of foreign companies. See Foreign Securities for a description of the unique risks associated with foreign securities.

Main Risks

         The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

         The MidCap Fund is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Fund is an aggressive capital appreciation fund. It is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.

Annual Total Returns

"1989"  20.53
"1990"  -6.33
"1991"  52.83
"1992"  14.81
"1993"  12.29
"1994"  3.03
"1995"  34.2
"1996"  19.13
"1997"  22.94
"1998"  -0.23

Calendar Years Ended December 31

                      Highest & lowest
                   quarterly total returns
                    for the last 10 years

             Quarter Ended       Quarterly Return

                3/31/91               25.77%
                9/30/98              (21.24%)




                    Average annua1 total
           for the period ending December 31, 1998

                              Past One Past FivePast Ten
                                Year     Years    Years

    Class A                     (0.23)%  15.10%   16.22%
    Class R                     (0.89)   11.53*

    S&P 500 Stock Index         28.58    24.06    19.21
    Lipper Mid-Cap Fund Average 12.16    15.18    15.83

  * Period  from  February  29,  1996,  date Class R shares  first
    offered to the   public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (0.23)% and for Class R shares is (0.89)%.


                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.56%    0.56%
     12b-1 Fees.............................    0.24%    0.74%

     Other Expenses.........................    0.42%    0.59%
     Total Fund Operating Expenses              1.22%    1.89%

                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $593     $844  $1,113   $1,882
   Class R               192      594     945    1,731
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               593      844   1,113    1,882
   Class R               192      594     945    1,731


* The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.




         Day-to-day Fund management:
                  Since December 1987   Manager:  Michael R. Hamilton, Portfolio
                                        Manager of Invista since 1987.


DOMESTIC GROWTH-ORIENTED FUND

Principal Real Estate Fund, Inc.

         The Real Estate Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies

         The Real Estate Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest up to 25% of its assets in securities of foreign real estate companies. See Foreign Securities for a description of the unique risks associated with foreign securities.

         Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
     o equity REITs, which primarily own property and generate revenue from rental income; o mortgage REITs, which invest in real estate mortgages; and
     o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks

         Securities of real estate companies are subject to securities market risks as well as risks similar those of direct ownership of real estate. These include:
     o declines in the value of real estate o risks related to general and local economic conditions o dependency on management skills o heavy cash flow dependency o possible lack of available mortgage funds o overbuilding o extended vacancies in properties o increases in property taxes and operating expenses o changes in zoning laws o expenses incurred in the cleanup of environmental problems o casualty or condemnation losses o changes in interest rates

         In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
     o are dependent upon management skills and may not be diversified; o are subject to cash flow dependency and defaults by borrowers; and o could fail to qualify for tax-free pass through of income under the Code.

         Because of these factors, the values of the Fund's assets change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

The Real Estate Fund is generally a suitable investment for investors seeking long-term growth, who want to invest in companies engaged in the real estate industry and who are willing to accept fluctuations in the value of their investment.

Annual Total Returns

"1998"  -13.62

Calendar Year Ended December 31


                  Highest & lowest
               quarterly total returns
                 for the last 1 year

         Quarter Ended       Quarterly Return

           12/31/98                0.26%
            9/30/98               (7.81%)




             Average annua1 total return
       for the period ending December 31, 1998

                          Past One
                            Year
Class A                    (13.62)%
Class R                    (13.53)

Morgan Stanley REIT Index  (16.90)
Lipper Real Estate
  Fund Average             (15.46)



The year to date return as of December 31, 1998 for Class A shares is (13.62)% and for Class R shares is (13.53)%.


                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.89%    0.89%
     12b-1 Fees.............................    0.31%    0.13%

     Other Expenses.........................    1.05%    0.97%
     Total Fund Operating Expenses              2.25%    1.99%

                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $692   $1,145  $1,623   $2,937
   Class R               202      624   1,102    2,496
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               692    1,145   1,623    2,937
   Class R               202      624   1,102    2,496


* The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.


         Day-to-day Fund management:
                  Since December 1997   Manager: Kelly D. Rush, CFA.  Assistant
                                        Director - Investment - Commercial Real
                                        Estate of Principal Capital Management
                                        since 1996.

DOMESTIC GROWTH-ORIENTED FUND

Principal SmallCap Fund, Inc.

         The SmallCap Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

Main Strategies

         The SmallCap Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.

         In selecting securities for investment, Invista looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. For a more thorough discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers).

         The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.

         The SmallCap Fund is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Fund is an aggressive capital appreciation fund designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Annual Total Returns

"1998"  -5.68

Calendar Year Ended December 31


                             Highest & lowest
                          quarterly total returns
                            for the last 1 year

                    Quarter Ended       Quarterly Return

                      12/31/98               22.22%
                       9/30/98              (23.52%)




                      Average annua1 total returns
                 for the period ending December 31, 1998

                                     Past One
                                       Year

           Class A                     (5.68)%
           Class R                     (5.68)

           S&P 500 Stock Index         28.58
           Lipper Small-Cap
             Fund Average              (0.33)



The year to date return as of December 31, 1998 for Class A shares is (5.68)% and for Class R shares is (5.68)%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.75%    0.75%
     12b-1 Fees.............................    0.37%    0.12%

     Other Expenses.........................    1.46%    1.20%
     Total Fund Operating Expenses              2.58%    2.07%

                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $724   $1,239  $1,780   $3,251
    Class R               210      649   1,171    2,746
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               724    1,239   1,780    3,251
    Class R               210      649   1,171    2,746


 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.


  Day-to-day Fund management:
           Since December 1997  Co-Manager: Mark T. Williams, CFA. Portfolio
                                            Manager of Invista since 1995.
           Since December 1997  Co-Manager: John F. McClain, Portfolio Manager
                                            of Invista since 1995.



DOMESTIC GROWTH-ORIENTED FUND

Principal Utilities Fund, Inc.

         The Utilities Fund seeks to provide high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Main Strategies
The Utilities Fund invests in securities issued by companies in the public utilities industry. These companies include:
     o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy, and
     o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

         Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
     o changes in interest rates,
     o prevailing market conditions,  and
     o general economic and financial conditions.

         The Fund invests in fixed income securities, which at the time of purchase, are o rated in one of the top four categories by S&P or Moody's, or o if not rated, in the Manager's opinion are of comparable quality.

Main Risks

Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
     o  increase in fuel and other operating costs;
     o changes in interests rates on borrowings for capital improvement programs;
     o  changes  in  applicable  laws and  regulations;
     o changes in technology which render existing plants, equipment or products obsolete;
     o  effects of conservation;  and
     o  increased costs and delays  associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The Utilities Fund is generally a suitable investment for investors seeking quarterly dividends for income or to be reinvested for growth. Suitable investors are those who want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of their investment. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.


Annual Total Returns


"1993"  8.42
"1994"  -11.09
"1995"  33.87
"1996"  4.56
"1997"  29.58
"1998"  22.5

Calendar Years Ended December 31

                      Highest & lowest
                   quarterly total returns
                    for the last 6 years

             Quarter Ended       Quarterly Return
               12/31/97               19.24%
                3/31/94               (9.00%)

               Average annua1 total returns
          for the period ending December 31, 1998

                              Past One Past FivePast Ten
                                Year     Years    Years

    Class A                     22.50%   14.59%   13.77%*
    Class R                     21.85    18.70**

    S&P 500 Stock Index         28.58    24.06    19.21
    Dow Jones Utilities Index
      with Income Fund Average  18.81    12.26

 * Period from December 16, 1992, date shares first offered to the public, through December 31, 1998.
 ** Period from February 29, 1996, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 22.50% and for Class R shares is 21.85%.


                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees*.......................    0.60%    0.60%
     12b-1 Fees.............................    0.25%    0.75%

     Other Expenses.........................    0.38%    0.75%
     Total Fund Operating Expenses              1.23%    2.10%


  * The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.52% (total expenses 1.15%).
     After waiver, the Class R share management fee paid was 0.15% (total expenses 1.65%).

                            Examples**

                          1 Year  3 Years  5 Years 10 Years
      Class A              $594     $847  $1,119   $1,893
      Class R               213      658   1,030    1,817
   You would  pay the  following  expenses  if you did not  redeem  your shares:
      Class A               594      847   1,119    1,893
      Class R               213      658   1,030    1,817


      ** The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                  Since April 1993      Manager:  Catherine A. Zaharis, CFA.
                                        Portfolio Manager of Invista since 1987.



INTERNATIONAL GROWTH-ORIENTED FUND

Principal International Emerging Markets Fund, Inc.

         The International Emerging Markets Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies

The International Emerging Markets Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
     o companies with their principal place of business or principal office in emerging market countries;
     o companies for which the principal securities trading market is an emerging market country; or
     o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks

         Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are risks involved with any investment in foreign securities (see Foreign Securities).

         Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

The International Emerging Markets Fund is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in securities of companies in emerging market countries. Because the values of the Fund's assets are likely to rise or fall dramatically, when shares of the Fund are sold they may be worth more or less than the amount paid for them. This Fund is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Annual Total Returns

"1998"  -17.42

Calendar Year Ended December 31

                      Highest & lowest
                   quarterly total returns
                     for the last 1 year

             Quarter Ended       Quarterly Return

               12/31/98               13.38%
                9/30/98              (18.97%)

                Average annua1 total returns
           for the period ending December 31, 1998

                              Past One Past Five
                                Year     Years

    Class A                    (17.42)% (20.56)%*
    Class R                    (17.68)  (20.83)*

    Morgan Stanley Capital
      International EMF
      (Emerging Markets Free)
      Index                    (27.52)  (11.13)
    Lipper Emerging Markets
      Fund Average             (26.83)  (10.01)

  * Period from August 29, 1997, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (17.42)% and for Class R shares is (17.68)%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    1.25%    1.25%
     12b-1 Fees.............................    0.39%    0.24%

     Other Expenses.........................    1.67%    1.98%
     Total Fund Operating Expenses              3.31%    3.47%

                            Examples*

                         1 Year  3 Years  5 Years 10 Years
  Class A                 $793   $1,445  $2,119   $3,907
  Class R                  350    1,065   1,786    3,651
  You would  pay the  following  expenses  if you did not  redeem  your shares:
  Class A                  793    1,445   2,119    3,907
  Class R                  350    1,065   1,786    3,651


  * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.


         Day-to-day Fund management:
                  Since May 1997      Manager:  Kurtis D. Spieler, CFA.
                                      Portfolio Manager of Invista since 1995.



INTERNATIONAL GROWTH-ORIENTED FUND

Principal International Fund, Inc.

The International Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies

The International Fund invests in common stocks of companies established outside of the U.S. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

         Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

         In choosing investments for the Fund, Invista pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks

         The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities (see Foreign
Securities). Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.

         The International Fund is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Fund is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

         Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Annual Total Returns

"1989"  14.77
"1990"  -9.51
"1991"  15.25
"1992"  0.81
"1993"  46.34
"1994"  -5.26
"1995"  11.56
"1996"  23.76
"1997"  12.22
"1998"  8.48

Calendar Years Ended December 31

                      Highest & lowest
                   quarterly total returns
                    for the last 10 years

             Quarter Ended       Quarterly Return

               12/31/98               15.54%
                9/30/90              (18.37%)




               Average annua1 total returns
         for the period ending December 31, 1998

                              Past One  Past Five  Past Ten
                                Year     Years     Years

    Class A                      8.48%    9.75%    10.88%
    Class R                      7.66    12.65*

    Morgan Stanley Capital
      International EAFE
      (Europe, Australia and
      Far East) Index           20.00     9.19     5.54
    Lipper International Fund
      Average                   13.02     7.87     9.39

  * Period  from  February  29,  1996,  date Class R shares  first
    offered to the   public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 8.48% and for Class R shares is 7.66%.

                     Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.68%    0.68%
     12b-1 Fees.............................    0.19%    0.75%

     Other Expenses.........................    0.38%    0.58%
     Total Fund Operating Expenses              1.25%    2.01%






                          Examples*

                       1 Year  3 Years  5 Years 10 Years
   Class A              $596   $  853  $1,129   $1,915
   Class R               204      630     997    1,798
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A               596      853   1,129    1,915
   Class R               204      630     997    1,798


* The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                  Since April 1994      Manager:  Scott D. Opsal, CFA. Executive
                                        Vice President and Chief Investment
                                        Officer of Invista since 1997.



INTERNATIONAL GROWTH-ORIENTED FUND

Principal International SmallCap Fund, Inc.

The International SmallCap Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

Main Strategies

The International SmallCap Fund invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less. Please review the sections of this prospectus which discuss the risks involved with any investment in foreign securities (see Foreign Securities) and with investments in companies with small market capitalizations (see Securities of Smaller Companies).

         The Fund diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to have at least 65% of its assets invested in securities of companies of at least three countries.

Main Risks
This Fund is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


         The International SmallCap Fund is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in smaller, non-U.S. companies. Because the values of the Fund's assets may rise or fall, when shares of the Fund are sold they may be worth more or less than the amount paid for them.

Annual Total Returns

"1998"  14.4

Calendar Year Ended December 31


                       Highest & lowest
                    quarterly total returns
                      for the last 1 year

              Quarter Ended       Quarterly Return
                 3/31/98               21.74%
                 9/30/98              (19.84%)

                 Average annua1 total returns
            for the period ending December 31, 1998

                               Past One Past Five
                                 Year     Years

     Class A                     14.40%    9.23%*
     Class R                     14.61     9.37*

     Morgan Stanley Capital
       International EAFE
       (Europe, Australia and
       Far East) Index           20.00    9.19
     Lipper International Small-Cap
       Fund Average              13.02    6.10

   * Period from August 29, 1997, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 14.40% and for Class R shares is 14.61%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    1.20%    1.20%
     12b-1 Fees.............................    0.33%    0.23%

     Other Expenses.........................    1.13%    1.08%
     Total Fund Operating Expenses              2.66%    2.51%



                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $731   $1,262  $1,818   $3,326
    Class R               254      782   1,352    2,944
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               731    1,262   1,818    3,326
    Class R               254      782   1,352    2,944

 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.



         Day-to-day Fund management:
                  Since May 1997        Manager:  Darren K. Sleister, CFA.
                                        Portfolio Manager of Invista since 1995.



INCOME-ORIENTED FUND

         Principal Bond Fund, Inc.

The Bond Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies

The Bond Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:

     o    debt securities and taxable municipal bonds;

          o rated, at the time of purchase, in one of the top four categories by S&P or Moody's, or

          o    if not rated, in the Manager's opinion are of comparable quality.

     o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and

     o   securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
     o   domestic and foreign debt securities;
     o   preferred and common stock;
     o   foreign government securities; and
     o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's) (see Risks of High Yield Securities).


         During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):
          20.06% in securities rated A
          70.49% in securities rated Baa
          8.36% in securities rated Ba

         Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents (see Temporary Defensive Measures.)

Main Risks

The Bond Fund is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, because of fluctuations in value, when sold, shares of the Fund may be worth more or less than the amount paid for them.

Annual Total Returns

"1989"  13.43
"1990"  4.64
"1991"  17.45
"1992"  8.61
"1993"  12.77
"1994"  -4.35
"1995"  22.28
"1996"  2.27
"1997"  10.96
"1998"  7.14

Calendar Years Ended December 31

                           Highest & lowest
                        quarterly total returns
                         for the last 10 years

                  Quarter Ended       Quarterly Return

                     6/30/95                8.54%
                     3/30/94               (4.06%)

                    Average annua1 total returns
               for the period ending December 31, 1998

                                   Past One Past FivePast Ten
                                     Year     Years    Years

         Class A                      7.14%    7.30%    9.28%
         Class R                      6.54     7.48*

         Lehman Brothers BAA
           Corporate Index            6.96     7.34     9.25
         Lipper Corporate Debt BBB
           Rated Fund Average         6.25     7.00     9.19

       * Period from February 29, 1996, date Class R shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 7.14% and for Class R shares is 6.54%.

                       Fund Operating Expenses

                                               Class A  Class R
     Management Fees*.......................    0.48%    0.48%
     12b-1 Fees.............................    0.23%    0.75%

     Other Expenses.........................    0.33%    0.49%
     Total Fund Operating Expenses              1.04%    1.72%

  * The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.39% (total expenses 0.95%).
     After waiver, the Class R share management fee paid was 0.21% (total expenses 1.45%).

                                   Examples**
                    1 Year  3 Years  5 Years 10 Years
Class A                 $576     $790   $1,022  $1,686
Class R                  175      542      855    1,534
You would  pay the  following  expenses  if you did not  redeem  your shares:
Class A                  576      790    1,022    1,686
Class R                  175      542      855    1,534

   **The Examples assume 1) an investment of $10,000, 2)a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.


Day-to-day Fund management:
                  Since November 1996 Manager: Scott A. Bennett, CFA. Assistant Director - Securities Investment of Principal Capital Management since 1996.



INCOME-ORIENTED FUND

Principal Government Securities Income Fund, Inc.

The Government Securities Income Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Associations Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies

The Government Securities Income Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
     o full faith and credit of the U.S. Government (e.g. GNMA certificates); or
     o credit of the instrumentality (e.g. bonds issued by the Federal Home Loan
       Bank).

         Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. Generally, when interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, when sold, shares of the Fund may be worth more or less than the amount paid for them.

         U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuation generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

         GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

         The Fund invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks

         Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

The Government Securities Income Fund is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be back by the U.S. Government or its agencies.

Annual Total Returns

"1989"  15.04
"1990"  9.52
"1991"  16.83
"1992"  6.13
"1993"  9.16
"1994"  -4.89
"1995"  19.19
"1996"  3.85
"1997"  9.69
"1998"  7.19

Calendar Years Ended December 31

                     Highest & lowest
                  quarterly total returns
                   for the last 10 years

            Quarter Ended       Quarterly Return

               6/30/89                8.75%
               3/31/94               (4.38%)




              Average annua1 total returns
         for the period ending December 31, 1998

                             Past One Past FivePast Ten
                               Year     Years    Years

   Class A                      7.19%    6.72%    8.97%
   Class R                      6.38     6.86*

   Lehman Brothers GNMA
     Index                      6.93     7.34     9.25
   Lipper GNMA Fund Average     6.47     6.52     8.31

 * Period from February 29, 1996, date Class R shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 7.19% and for Class R shares is 6.38%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.45%    0.45%
     12b-1 Fees.............................    0.20%    0.76%

     Other Expenses.........................    0.21%    0.43%
     Total Fund Operating Expenses              0.86%    1.64%

                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $559     $736    $929   $1,485
    Class R               167      517     802    1,368
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               559      736     929    1,485
    Class R               167      517     802    1,368



 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.



         Day-to-day Fund Management:
                  Since May 1985       Manager:  Martin J. Schafer, CFA.
                                       Portfolio Manager of Invista since 1992.



INCOME-ORIENTED FUND

Principal High Yield Fund, Inc.

The High Yield Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies

The High Yield Fund invests in high yield, lower or unrated fixed income securities commonly known as "junk bonds" (see Risks of High Yield Securities). The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. These securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 1998, based on the dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):
           0.17% in securities rated Baa
          34.62% in securities rated Ba
          62.28% in securities rated B
           2.93% in securities rated C

Main Risks

Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may: o have a more volatile market value, generally reflecting specific events affecting the issuer; o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure); o have a lower volume of trading, making it more difficult to value or sell the security; and o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
     o  experience  and  managerial  strength
     o  changing financial  condition
     o  borrowing  requirements  or debt  maturity  schedules
     o  responsiveness  to changes in  business  conditions
     o relative  value  based on anticipated cash flow
     o earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed income securities or any other fixed income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed income securities.

The High Yield Fund is generally a suitable investment for investors seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of the investor's investments for which the investor is willing to accept potentially greater risk. Investors should carefully consider their ability to assume the risks of this Fund before making an investment. Investors should be prepared to maintain their investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. When shares of the Fund are sold, they may be worth more or less than the amount paid for them.


Annual Total Returns

"1989"  -1.51
"1990"  -11.66
"1991"  28.74
"1992"  13.09
"1993"  12.1
"1994"  -0.65
"1995"  15.61
"1996"  12.54
"1997"  9.68
"1998"  -1.28

Calendar Years Ended December 31

                        Total Returns
            Highest and lowest quarterly returns
                    for the last 10 years

             Quarter Ended       Quarterly Return

                3/31/91                9.75%
                9/30/98               (6.52%)




               Average annua1 total returns
          for the period ending December 31, 1998

                              Past One Past FivePast Ten
                                Year     Years    Years

    Class A                     (1.28)%   6.95%    7.11%
    Class R                     (2.07)    5.44*

    Lehman Brothers High Yield
      Composite Bond Index       1.87     8.57    10.55
    Lipper High Current Yield
      Fund Average              (0.44)    7.42     9.40

  * Period from February 29, 1996, date Class R shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is (1.28)% and for Class R shares is (2.07)%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees........................    0.60%    0.60%
     12b-1 Fees.............................    0.25%    0.75%

     Other Expenses.........................    0.55%    0.93%
     Total Fund Operating Expenses              1.40%    2.28%


                           Examples*

                        1 Year  3 Years  5 Years 10 Years
    Class A              $611     $897   $1,204  $2,075
    Class R               231      712   1,121    2,005
 You would  pay the  following  expenses  if you did not  redeem  your shares:
    Class A               611      897   1,204    2,075
    Class R               231      712   1,121    2,005

 * The Examples assume 1) an investment of $10,000, 2) a 5% annual return and 3) expenses the same as the most recent fiscal year expenses.



  Day-to-day Fund management:
           Since April 1998    Manager: Mark P. Denkinger, CFA. Assistant
                                        Director - Securities Investment of
                                        Principal Capital Management since 1998.



INCOME-ORIENTED FUND

Principal Limited Term Bond Fund, Inc.

         The Limited Term Bond Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies and Risks

The Limited Term Bond Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
     o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
     o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

         During  the  fiscal  year  ended   October  31,  1998,   based  on  the
dollar-weighted average ratings of the Fund's portfolio at the end of each month in the fiscal year, net assets of the Fund were invested in securities rated as follows (all ratings are by Moody's):
           7.01% in securities rated Aa
           6.60% in securities rated A
          73.44% in securities rated Baa
          12.95% in securities rated Ba

The Fund may invest in corporate debt securities and mortgage-backed securities. For a discussion of mortgage-backed securities, see the discussion of the U.S. Government Securities Income Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

The Limited Term Bond Fund is generally a suitable investment for investors who want monthly dividends for income or to reinvest for modest growth. Suitable investors are willing to accept some volatility in the value of their investment but do not want dramatic volatility.

Annual Total Returns

"1997"  6.63
"1998"  6.7

Calendar Years Ended December

                     Highest & lowest
                  quarterly total returns
                   for the last 2 years

            Quarter Ended       Quarterly Return

               9/30/98                2.99%
               3/31/96               (0.25%)




              Average annua1 total returns
         for the period ending December 31, 1998

                             Past One Past Five
                               Year    Years*

   Class A                      6.70%    6.32%*
   Class R                      6.09     5.72*

   Lehman Brothers Intermediate
     Government/Corporate Index 8.42     6.60
   Lipper Short-Intermediate
     Investment Grade Debt
     Fund Average               6.60     5.58

 * Period from February 29, 1996, date shares first offered to the public, through December 31, 1998.

The year to date return as of December 31, 1998 for Class A shares is 6.70% and for Class R shares is 6.09%.

                       Fund Operating Expenses


                                               Class A  Class R
     Management Fees*.......................    0.50%    0.50%
     12b-1 Fees.............................    0.15%    0.61%

     Other Expenses.........................    0.48%    1.11%
     Total Fund Operating Expenses              1.13%    2.22%

* The Manager voluntarily waived certain fees and expenses during the fiscal year ended October 31, 1998. After waiver, the Class A share management fee paid was 0.19% (total expenses 0.82%). After waiver, the Class R share management fee was 0% and other expenses were 0.83% (total expenses 1.44%).

                         Examples**

                       1 Year  3 Years  5 Years 10 Years
Class A                 $263   $  504   $ 763   $1,504
Class R                  225      694   1,067    1,788
You would  pay the  following  expenses  if you did not  redeem  your shares:
Class A                  263      504     763    1,504
Class R                  225      694   1,067    1,788


**  The Examples assume 1) an investment of $10,000, 2) a 5% annual return and
    3) expenses the same as the most recent fiscal year expenses.

         Day-to-day Fund management:
                  Since February 1996   Manager:  Martin J. Schafer, CFA.
                                        Portfolio Manager of Invista since 1992.



MONEY MARKET FUND

Principal Cash Management Fund, Inc.

Principal Cash Management Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main  Strategies
The Cash Management Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
     o    to take advantage of market variations;
     o    to generate cash to cover sales of Fund shares by its shareholders; or
     o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
     o Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
     o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
     o    Bank obligations consisting of:
          o    certificates   of  deposit   which   generally   are   negotiable
               certificates against funds deposited in a commercial bank or
          o    bankers  acceptances  which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
     o Commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
     o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity.
     o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may also have a longer duration.
     o Taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Cash Management Fund is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.


 Annual Total Returns

"1989"  8.42
"1990"  7.63
"1991"  5.8
"1992"  3.38
"1993"  2.63
"1994"  3.77
"1995"  5.44
"1996"  4.96
"1997"  4.88
"1998"  5.15

Calendar Years Ended December 31



The 7-day yield ending on December 31, 1998 for Class A shares is 4.65% and for Class B shares is 4.07%. To obtain the Fund's current yield information, please call 1-800-247-4123.

                     Fund Operating Expenses


                                               Class A  Class B
     Management Fees........................    0.38%    0.42%
     12b-1 Fees.............................     None    0.32%

     Other Expenses.........................    0.18%    0.75%
         Total Fund Operating Expenses          0.56%    1.49%

                          Examples

                       1 Year  3 Years  5 Years 10 Years
   Class A              $ 57     $179   $ 313    $ 701
   Class B               566      804   1,051    1,408
You would  pay the  following  expenses  if you did not  redeem  your shares:
   Class A                57      179     313      701
   Class B               152      471     813    1,408


Day-to-day Fund management:
     Since March 1983      Manager: Michael R. Johnson. Assistant Director -
                           Securities Trading of Principal Capital Management since 1994.





THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)


                                                  Maximum Sales Load Imposed                                     Contingent
                                                          on Purchases              Redemption    Exchange     Deferred Sales
     Fund                                       (as a percentage of offering price)    Fee*          Fee           Charge
All Funds except Limited Term Bond Fund
         and Cash Management Fund                             4.75%                    None          None           None
Limited Term Bond Fund                                        1.50%                    None          None           None
Cash Management Fund                                          None                     None          None           None

   * A wire charge of $6.00 will be deducted for all wire transfers.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales on shares of any of the Funds purchased with reinvested dividends or other distributions.

Class R shares automatically convert into Class A shares (based on share prices, not numbers of shares) 49 months after purchase. Class R shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

Only Class R shares are offered in this prospectus. Class A shares are only described because Class R shares convert to Class A shares. Orders for Class R shares of $500,000 or more are treated as orders for Class A shares (unless you include a written instruction that the order should be treated as an order for Class R shares.)

Class A shares of the other Funds are sold with a sales charge that is a variable percentage based on the amount of the purchase. This table shows the sales charge for those funds which is based on the amount of your purchase.

                                         Sales Charge for            All Funds (Except            Sales Charge for
                                    Limited Term Bond Fund        Limited Term Bond Fund)       Dealers Allowance as
                                       Sales Charge as % of:       Sales Charge as % of:         % of Offering Price

                                      Offering    Net Amount      Offering    Net Amount   All Funds Except    Limited Term
           Amount invested              Price      Invested         Price      Invested    Limited Term Bond       Bond

     Less than $50,000                  4.75%        4.99%          1.50%        1.52%          4.00%             1.25%
     $50,000 but less than $100,000     4.25%        4.44%          1.25%        1.27%          3.75%             1.00%
     $100,000 but less than $250,000    3.75%        3.90%          1.00%        1.10%          3.25%             0.75%
     $250,000 but less than $500,000    2.50%        2.56%          0.75%        0.76%          2.00%             0.50%
     $500,000 but less than $1,000,000  1.50%        1.52%          0.50%        0.50%          1.25%             0.25%
     $1,000,000 or more                 0            0              0            0              0.75%             0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the Limited Term Bond Fund) of the lesser of the current market value or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of plan assets.

The CDSC is also waived:
     o   on shares sold to satisfy IRS minimum distribution rules
     o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation, the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without an front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge. A Fund's Class A shares may be purchased without a sales charge:
     o by its Directors, Principal Life and its subsidiaries and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
     o    by the Principal Employees' Credit Union;
     o    by non-ERISA clients of Invista;
     o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
     o through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
     o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
     o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
     o by participants who receive distributions from certain annuity contracts offered by Principal Life (except for shares of Tax-Exempt Bond Fund);
     o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge; and
     o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
     o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
     o your investments must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
     o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
     o    you must send Princor either:
          o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
          o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE: Please be aware that the sale of your other mutual funds shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Ongoing fees. Each Fund pays ongoing operating fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own. See MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE and Distribution (12b-1) Fees.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:
     o Class R shares                                                      0.75%
     o Class A shares (except Cash Management and Limited Term Bond Funds) 0.25%
     o Class A shares of the Limited Term Bond Fund                        0.15%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Principal Mutual Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Principal  Mutual Funds,  except the Capital Value,  Growth and Cash
Management   Funds,   may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International, International Emerging Markets and International SmallCap Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds (except Cash Management and Government Securities Income) may invest up to 5% of its assets in warrants. Up to 2% of a Fund's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges. For the International, International Emerging Markets and International SmallCap Funds, the 2% limitation also applies to warrants not listed on the Toronto Stock and Chicago Board Options Exchanges.

Risks of High Yield Securities
The Balanced, Bond, and High Yield Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Funds (except Capital Value, Cash Management and Growth) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Funds may invest in foreign securities (securities of non-U.S. companies) to the indicated percentage of its assets. (Debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.)
     o International, International Emerging Markets and International SmallCap Funds - 100%;
     o    Real Estate Fund - 25%;
     o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%.
     o The Cash Management Fund does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Boards of Directors oversees this process.

Euro Conversion. A new European currency was introduced on January 1, 1999. The new currency is called the "euro." It is expected to be utilized by eleven European countries. The eleven countries are members of the European Economic Monetary Union (EMU). Because of the euro's introduction, European securities will undergo a redenomination period which may result in otherwise unlikely accounting differences and tax consequences. Further uncertainty exists because not all EMU members, including the United Kingdom, will officially implement the euro on January 1, 1999.

Securities of Smaller Companies
The International SmallCap, MidCap and SmallCap Funds invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Funds, the Bond and Limited Term Bond Funds, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). You can find the turnover rate for each Fund, except for the Cash Management Fund, in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager

Principal Management Corporation (the "Manager") serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with Invista for portfolio management functions for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager compensates Invista for its subadvisory services as provided in the Subadvisory Agreement between Invista and the Manager. The Manager may periodically reallocate management fees between itself and Invista.

The Manager is a subsidiary of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1998, the Funds it managed had assets of approximately $5.9 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

Invista is also a subsidiary of Principal Life Insurance Company and is an affiliate of the Manager. Invista has managed investments for institutional investors, including Principal Life, since 1985. As of December 31, 1998, it managed assets of approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

The Manager or Invista provides the Board of Directors of each Fund a recommended investment program. Each program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Invista advises each Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Fund for its services, which includes any fee paid to Invista. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 1998 was:

     Balanced                                    0.59%
     Blue Chip                                   0.48%
     Bond                                        0.48%
     Capital Value                               0.38%
     Cash Management                             0.38%
     Government Securities Income                0.46%
     Growth                                      0.41%
     High Yield                                  0.60%
     International                               0.68%
     International Emerging Markets              1.25%
     International SmallCap                      1.20%
     Limited Term Bond                           0.50%
     MidCap                                      0.56%
     Real Estate                                 0.89%
     SmallCap                                    0.75%
     Utilities                                   0.60%

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When Princor receive your order to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds,  except the Cash  Management  Fund, the share price is calculated by:
     o    taking the current market value of the total assets of the Fund
     o    subtracting liabilities of the Fund
     o    dividing the remainder proportionately into the Classes of the Fund
     o    subtracting the liabilities of each Class
     o    dividing  the  remainder  by the total  number of shares owned by that
          Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
     o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
     o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

     o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

         Funds                                        Record Date                          Payable Date
         Balanced, Blue Chip,                         three business days before           March 24, June 24,
         Real Estate and                              each payable date                    September 24 and December 24
         Utilities                                                                         (or previous business day)

         Capital Value and Growth                     three business days before           June 24 and December 24
                                                      each payable date                    (or previous business day)

         International, International                 three business days before           December 24
         Emerging Markets,                            each payable date                    (or previous business day)
         International SmallCap,
         MidCap and SmallCap

         Bond, Government Securities                  three business days before           monthly on the 24th
         Income, High Yield and Limited               each payable date                    (or previous business day)
         Term Bond

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

You can authorize income dividend and capital gain distributions to be:
    o  invested in additional shares of the Fund you own without a sales charge;
    o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
    o  paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

      Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund or Principal Mutual Fund IRA application completely. You must include:
     o    the name(s) you want to appear on the account;
     o    the Principal Mutual Fund(s) you want to invest in;
     o    the amount of the investment;
     o    your Social Security number or Taxpayer I.D. number;
     o investor information (used to help your Registered Representative confirm that your investment selection is consistent with your goals and circumstances) ;
     o    employer information; and
     o other required information (may include corporate resolutions, trust agreements, etc.).

Each Fund requires a minimum initial investment:
     o   Regular Accounts                          $1,000
     o   Uniform Transfer to Minor Accounts          $500
     o   IRA Accounts                                $500

Subsequent investment minimums are $100 per Fund. However, if your subsequent investment are made using an Automatic Investment Plan, the investment minimum is $50 per Fund. (See Establish an Automatic Investment Plan).

NOTE: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts (with Delaware Charter Guarantee and Trust Company as trustee).

Invest by mail:
      o  Send a check and completed application to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

      o  Make your check payable to Principal Mutual Funds.
      o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your completed paperwork.

Order by telephone:
     o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the New York Stock Exchange is open.
     o    To buy shares the same day, you need to call before 3:00 p.m.  Central
          Time.
     o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
     o    For new accounts, you also need to send a completed application.

Wire money from your bank:
     o   Have  your  Registered   Representative  call  Principal  Mutual  Funds
         (1-800-247-4123) for an account number and wiring instructions.

     o For both initial and subsequent purchases, federal funds should be wired to:
                  Norwest Bank Iowa, N.A.
                  Des Moines, Iowa 50309
                  ABA No.: 073000228
                  For credit to: Principal Mutual Funds
                  Account No.: 3000499968
                  For credit: Principal ________ Fund, Class ____
                  Shareholder Account No. __________________
                  Shareholder Registration __________________

     o Give the number and instructions to your bank (which may charge a wire fee).
     o To buy shares the same day, the wire must be received before 3:00 p.m. Central Time.
     o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish an Automatic Investment Plan
     o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
     o Minimum investment amounts are waived if you set up an Automatic Investment Plan when you open your account.
     o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
     o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
     o Send completed application, check authorization form and voided check (or voided deposit slip) to:
              Principal Mutual Funds
              P. O. Box 10423
              Des Moines Iowa 50306-9780

Set up a Dividend Relay
     o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
     o    Distributions from a Fund may be directed only to one receiving Fund.
     o The Fund share class receiving the investment must be the same class as the originating Fund.
     o    There is no sales  charge or  administrative  charge for the  Dividend
          Relay.
     o    You can set up Dividend Relay:
          o    on the application for a new account; or
          o by calling Principal Mutual Funds (1-800-247-4123) if telephone services apply to the originating account; or
          o    in writing (a signature guarantee may be required).
     o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
     o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
     o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO SELL SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). The Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Your request for a distribution from your IRA must be in writing. You may obtain a distribution form by telephoning us (1-800-247-4123) or writing to Princor at P.O. Box 10423, Des Moines, Iowa 50309. Distributions from an IRA may be taken as:
     o   lump sum of the entire interest in the IRA,
     o   partial interest in the IRA, or
     o periodic payments of either a fixed amount of amounts based on certain life expectancy calculations.

Tax penalties may apply to distributions before the IRA participant reaches age 50 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
     o payable to all owners on the account (as shown in the account registration) and
     o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-247-4123).

You should also call Principal Mutual Funds (1-800-247-4123) for special instructions that may apply to sales from accounts:
     o    when an owner has died;
     o    for certain employee benefit plans, or
     o    owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, the amount of the sale proceeds can be reinvested in any Principal Mutual Funds' Class R shares (or Class A shares acquired by conversion of Class R shares into Class A shares). This is a one time privilege that permits you to reinvest the amount of the sales proceeds in shares of the same Class of shares of the Funds without a sales charge. The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
     o Send a letter or distribution form (call us at 1-800-247-4123 for the form) which is signed by the owner of the account to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780
     o    Specify the Fund and account number.
     o    Specify the number of shares or the dollar amount to be sold.
     o    A signature guarantee* will be required if the:
          o    sell order is for more than $100,000;
          o account address has been changed within one month of the sell order; or
          o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.

              * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone* (1-800-247-4123)
     o Address on account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
     o If our phone lines are busy, you may need to send in a written sell order.
     o To sell shares the same day, the order must be received before 3:00 p.m. Central Time.
     o Telephone privileges are not available for Principal Mutual Funds IRAs, 403(b)s, certain employee benefit plans, or on shares for which certificates have been issued.
     o If previously authorized, checks can be sent to a shareholder's U.S. bank account. Shares in IRA accounts may not be sold over the telephone.

         * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. Each Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Sell shares by checkwriting (Class A shares of Cash Management Fund only)
     o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds.
     o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
     o    Checks must be written for at least $100.
     o Checks are drawn on Norwest Bank Iowa, N.A. and its rules concerning checking accounts apply.
     o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
     o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by Norwest).
     o Not available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs or certain employee benefit plans or shares subject to a CDSC or on shares for which a certificate has been issued.

Periodic withdrawal plan
You may set up a periodic withdrawal plan
     o    on a monthly, quarterly, semiannual or annual basis to:
          o    sell a fixed number of sales ($25 initial minimum amount),
          o sell enough shares to provide a fixed amount of money ($25 initial minimum amount).
          o    pay insurance or annuity  premiums or deposits to Principal  Life
               Insurance Company (call us at 1-800-247-4123 for details), and
          o    to provide an easy method of making monthly installment  payments
               (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
     o    completing the applicable section of the application; or
     o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal  plan continues  until
     o    you instruct us to stop, or
     o    your Fund account is exhausted.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

Withdrawal payments are sent on or before the third business day after the date of the sale. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments for shares of any Fund except the Cash Management Fund while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO  EXCHANGE SHARES AMONG PRINCIPAL FUNDS

Your shares in the Funds. The purchase date of the exchanged shares is used to measure the length of time you have owned the acquired shares. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis.

You may exchange shares by:
     o calling us (1-800-247-4123), if you have telephone privileges on the account and if
          o    the amount of the exchange is $500,000 or less, and
          o    no share certificate has been issued.
     o    sending a written request to
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines, Iowa 50306-9780
     o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

Automatic exchange election.
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
     o    completing the Automatic Exchange Election section of the application;
     o by calling us (1-800-247-4123) if telephone privileges apply to the account from which the exchange is to be made, or
     o    sending us your written instructions.

Your automatic exchange continues until:
     o   you instruct us to stop, or
     o   your Fund account is exhausted.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

General
     o   An exchange by any joint owner is binding on all joint owners.
     o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
     o All exchanges are subject to the minimum investment and eligibility requirement of the Fund being acquired. o You may acquire shares of a Fund only if its shares are legally offered in your state of residence. o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements (monthly statements for the Cash Management Fund) for the Funds you own The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as your receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information; what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
     o    when the only activity during the quarter:
          o is purchase of shares from reinvested dividends and/or capital gains;
          o    is a result of Dividend Relay;
          o    purchases under a Automatic Investment Plan;
          o    sales under a periodic withdrawal plan; and
          o    purchases or sales under an automatic exchange election.
     o used to fund certain individual retirement or individual pension plans.
     o    established under a payroll deduction plan.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
     o    if you sell more than $100,000 from any one Fund;
     o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
     o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
     o    to change ownership of an account;
     o    to add telephone transaction services to an existing account;
     o to change bank account information designated under an existing telephone withdrawal plan;
     o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
     o    to add wire privileges to an existing account.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If a Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Orders
The Principal Mutual Funds reserve the right to refuse telephone orders to sell shares. You are liable for a loss resulting from a fraudulent telephone order that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Year 2000 Readiness Disclosure
The business operations of the Funds depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Funds' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, a Fund could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company a Fund invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of a Fund's securities will decrease that Fund's share price.

In addition, the Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. This plan is scheduled to be completed in March 1999. The contingency plan calls for:
     o    identification of business risks;
     o    consideration  of alternative  approaches to critical  business risks;
          and
     o    development of action plans to address problems.

Other important Year 2000 initiatives include:
     o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program that is scheduled to be completed by the end of April 1999;
     o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
     o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
     o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.

In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.

Financial Statements
You will receive an annual financial statement for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are based on financial statements which were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------        ----         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $15.11       $14.61       $13.74       $12.43      $13.26
Income from Investment Operations:
   Net Investment Income...............................         .42          .35          .38          .41         .32
   Net Realized and Unrealized Gain (Loss) on Investments      1.15         1.81         1.59        1.31         (.20)

                       Total from Investment Operations        1.57         2.16         1.97         1.72         .12

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.37)        (.36)        (.43)        (.36)       (.40)

   Distributions from Capital Gains....................      (1.03)       (1.30)        (.67)        (.05)       (.55)

                      Total Dividends and Distributions      (1.40)       (1.66)       (1.10)        (.41)       (.95)

Net Asset Value, End of Period.........................      $15.28       $15.11       $14.61       $13.74      $12.43

Total Return(b)........................................       11.00%       15.88%       15.10%       14.18%        .94%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $104,414      $85,436      $70,820      $57,125     $53,366
   Ratio of Expenses to Average Net Assets.............       1.28%        1.33%        1.28%        1.37%       1.51%
   Ratio of Net Investment Income to Average Net Assets       2.86%        2.42%        2.82%        3.21%       2.70%
   Portfolio Turnover Rate.............................       57.0%        27.6%        32.6%        35.8%       14.4%

PRINCIPAL BALANCED FUND, INC.(a)
Class R shares                                                 1998         1997         1996(e)
-------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................         .33          .29          .24
   Net Realized and Unrealized Gain (Loss) on Investments      1.15         1.76          .73

                       Total from Investment Operations        1.48         2.05          .97

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.28)        (.30)        (.26)

   Distributions from Capital Gains....................      (1.03)       (1.29)         --

                      Total Dividends and Distributions      (1.31)       (1.59)        (.26)

Net Asset Value, End of Period.........................      $15.15       $14.98       $14.52

Total Return(b)........................................       10.43%       15.16%        7.52%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $19,434       $9,745         $875
   Ratio of Expenses to Average Net Assets.............       1.88%        1.99%        1.49%(d)
   Ratio of Net Investment Income to Average Net Assets       2.22%        1.66%        2.26%(d)
   Portfolio Turnover Rate.............................       57.0%        27.6%        32.6%(d)

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $20.22       $17.10       $15.03       $12.45      $11.94
Income from Investment Operations:
   Net Investment Income...............................         .12          .21          .23          .24         .20
   Net Realized and Unrealized Gain (Loss) on Investments      3.57         3.58         2.45         2.55         .57

                       Total from Investment Operations        3.69         3.79         2.68         2.79         .77

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.21)        (.26)        (.21)       (.26)

   Distributions from Capital Gains....................      (2.08)        (.46)        (.35)         --           --

                      Total Dividends and Distributions      (2.20)        (.67)        (.61)        (.21)       (.26)

Net Asset Value, End of Period.........................      $21.71       $20.22       $17.10       $15.03      $12.45

Total Return(b)........................................       19.48%       22.57%       18.20%       22.65%       6.58%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $126,740      $79,985      $44,389      $35,212     $27,246
   Ratio of Expenses to Average Net Assets.............       1.31%        1.30%        1.33%        1.38%       1.46%
   Ratio of Net Investment Income to Average Net Assets        .57%        1.10%        1.41%        1.83%       1.72%
   Portfolio Turnover Rate.............................         .5%        55.4%        13.3%        26.1%        5.5%

PRINCIPAL BLUE CHIP FUND, INC.(a)
Class R shares                                                 1998         1997         1996(e)
-------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income...............................         .02          .13          .12
   Net Realized and Unrealized Gain (Loss) on Investments      3.57         3.53          .90

                       Total from Investment Operations        3.59         3.66         1.02

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.04)        (.12)        (.15)

   Distributions from Capital Gains....................      (2.08)        (.46)         --

                      Total Dividends and Distributions      (2.12)        (.58)        (.15)

Net Asset Value, End of Period.........................      $21.63       $20.16       $17.08

Total Return(b)........................................       19.01%       21.82%        7.02%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $32,871      $15,502       $1,575
   Ratio of Expenses to Average Net Assets.............       1.85%        1.89%        1.48%(d)
   Ratio of Net Investment Income to Average Net Assets        .02%(e)      .45%         .68%(d)
   Portfolio Turnover Rate.............................         .5%        55.4%        13.3%(d)

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $29.69       $27.72       $23.69       $20.83      $21.41
Income from Investment Operations:
   Net Investment Income...............................         .50          .50          .45          .45         .39
   Net Realized and Unrealized Gain (Loss) on Investments      3.88         5.80         5.48         3.15         .93

                       Total from Investment Operations        4.38         6.30         5.93         3.60        1.32

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.53)        (.48)        (.43)        (.39)       (.41)

   Distributions from Capital Gains....................      (2.47)       (3.85)       (1.47)        (.35)      (1.49)

                      Total Dividends and Distributions      (3.00)       (4.33)       (1.90)        (.74)      (1.90)

Net Asset Value, End of Period.........................      $31.07       $29.69       $27.72       $23.69      $20.83

Total Return(b)........................................       15.59%       25.36%       26.41%       17.94%       6.67%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $565,052     $494,444     $435,617     $339,656    $285,965
   Ratio of Expenses to Average Net Assets.............        .74%         .70%         .69%         .75%        .83%
   Ratio of Net Investment Income to Average Net Assets       1.67%        1.85%        1.82%        2.08%       2.02%
Portfolio Turnover Rate................................       23.2%        30.8%        50.2%        46.0%       31.7%

PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class R shares                                                 1998         1997        1996(e)
-------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................         .28          .30          .19
   Net Realized and Unrealized Gain (Loss) on Investments      3.84         5.74         2.81

                       Total from Investment Operations        4.12         6.04         3.00

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.29)        (.32)        (.16)

   Distributions from Capital Gains....................      (2.47)       (3.85)         --

                      Total Dividends and Distributions      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................      $30.80       $29.44       $27.57

Total Return(b)........................................       14.77%       24.36%       12.74%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $37,675      $18,326       $1,752
   Ratio of Expenses to Average Net Assets.............       1.50%        1.50%        1.16%(d)
   Ratio of Net Investment Income to Average Net Assets        .88%         .93%        1.18%(d)
   Portfolio Turnover Rate.............................       23.2%        30.8%        50.2%(d)

PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $50.43       $39.54       $37.22       $31.14      $30.41
Income from Investment Operations:
   Net Investment Income...............................         .35          .31          .35          .35         .26
   Net Realized and Unrealized Gain (Loss) on Investments      7.14        11.26         3.50         6.67        2.56

                       Total from Investment Operations        7.49        11.57         3.85         7.02        2.82

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.34)        (.31)        (.35)        (.31)       (.28)

   Distributions from Capital Gains....................      (1.49)        (.37)       (1.18)        (.63)      (1.81)

                      Total Dividends and Distributions      (1.83)        (.68)       (1.53)        (.94)      (2.09)

Net Asset Value, End of Period.........................      $56.09       $50.43       $39.54       $37.22      $31.14

Total Return(b)........................................       15.17%       29.55%       10.60%       23.29%       9.82%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $395,954     $317,386     $228,361     $174,328    $116,363
   Ratio of Expenses to Average Net Assets.............        .95%        1.03%        1.08%        1.16%       1.30%
   Ratio of Net Investment Income to Average Net Assets        .66%         .68%         .95%        1.12%        .95%
Portfolio Turnover Rate................................       21.9%        16.5%         1.8%        12.2%       13.6%

PRINCIPAL GROWTH FUND, INC.(a)
Class R shares                                                 1998         1997         1996(e)
-------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income...............................         .02          .06          .10
   Net Realized and Unrealized Gain (Loss) on Investments      7.09        11.16          .13

                       Total from Investment Operations        7.11        11.22          .23

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.01)        (.09)        (.10)

   Distributions from Capital Gains....................      (1.49)        (.37)         --

                      Total Dividends and Distributions      (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................      $55.77       $50.16       $39.40

Total Return(b)........................................       14.46%       28.72%        1.12%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,557      $16,265       $2,014
   Ratio of Expenses to Average Net Assets.............       1.59%        1.69%        1.42%(d)
   Ratio of Net Investment Income to Average Net Assets        .01%         .00%         .14%(d)
   Portfolio Turnover Rate.............................       21.9%        16.5%         1.8%(d)

PRINCIPAL MIDCAP FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $45.33       $35.75       $31.45       $25.08      $23.56
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.07)          .07          .14          .12         --
   Net Realized and Unrealized Gain (Loss) on Investments    (4.26)        10.80         5.05        6.45         1.61

                       Total from Investment Operations      (4.33)        10.87         5.19         6.57        1.61

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.11)        (.14)        (.06)         --

   Distributions from Capital Gains....................      (1.10)       (1.18)        (.75)        (.14)       (.09)

                      Total Dividends and Distributions      (1.10)       (1.29)        (.89)        (.20)       (.09)

Net Asset Value, End of Period.........................      $39.90       $45.33       $35.75       $31.45      $25.08

Total Return(b)........................................       (9.78)%      31.26%       16.89%       26.89%       6.86%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $332,942     $346,666     $229,465     $150,611     $92,965
   Ratio of Expenses to Average Net Assets.............       1.22%        1.26%        1.32%        1.47%       1.74%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.14)%         .20%         .46%         .47%        .02%
Portfolio Turnover Rate................................       25.1%         9.5%        12.3%        13.5%        8.1%

PRINCIPAL MIDCAP FUND, INC.(a)
Class R shares                                                 1998         1997         1996(e)
-------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.28)        (.12)          .04
   Net Realized and Unrealized Gain (Loss) on Investments    (4.29)       10.74          1.88

                       Total from Investment Operations      (4.57)        10.62         1.92

Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.01)        (.02)

   Distributions from Capital Gains....................      (1.10)       (1.18)         --

                      Total Dividends and Distributions      (1.10)       (1.19)        (.02)

Net Asset Value, End of Period.........................      $39.43       $45.10       $35.67

Total Return(b)........................................      (10.37)%      30.56%        6.20%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $23,540      $17,448       $2,016
   Ratio of Expenses to Average Net Assets.............       1.89%        1.87%        1.53%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.82)%       (.45)%         .29%(d)
   Portfolio Turnover Rate.............................       25.1%         9.5%        12.3%(d)

PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                              1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $10.15
Income from Investment Operations:
   Net Investment Income...............................      .20
   Net Realized and Unrealized Gain (Loss) on Investments  (1.76)

                       Total from Investment Operations   (1.56)
Less Dividends:
   Dividends from Net Investment Income................    (.20)

                                        Total Dividends    (.20)

Net Asset Value, End of Period.........................  $  8.39

Total Return(b)........................................   (15.45)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $5,490
   Ratio of Expenses to Average Net Assets.............    2.25%(d)
   Ratio of Net Investment Income to Average Net Assets    2.89%(d)
   Portfolio Turnover Rate.............................    60.4%(d)

PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                              1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $10.15
Income from Investment Operations:
   Net Investment Income...............................      .23
   Net Realized and Unrealized Gain (Loss) on Investments  (1.78)

                       Total from Investment Operations   (1.55)
Less Dividends:
   Dividends from Net Investment Income................    (.20)

                                        Total Dividends    (.20)

Net Asset Value, End of Period.........................  $  8.40

Total Return(b)........................................   (15.37)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $2,928
   Ratio of Expenses to Average Net Assets.............    1.99%(d)
   Ratio of Net Investment Income to Average Net Assets    3.07%(d)
   Portfolio Turnover Rate.............................    60.4%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                              1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.08)
   Net Realized and Unrealized Gain (Loss) on Investments (1.41)

                       Total from Investment Operations   (1.49)
Less Dividends:
   Dividends from Net Investment Income................      --
                                        Total Dividends      --

Net Asset Value, End of Period.........................    $8.43

Total Return(b)........................................   (15.95)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $18,438
   Ratio of Expenses to Average Net Assets.............    2.58%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................  (1.65)%(d)
   Portfolio Turnover Rate.............................    20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                              1998(f)
----------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $  9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............    (.07)
   Net Realized and Unrealized Gain (Loss) on Investments (1.39)

                       Total from Investment Operations   (1.46)
Less Dividends:
   Dividends from Net Investment Income................      --
                                        Total Dividends      --

Net Asset Value, End of Period.........................    $8.45

Total Return(b)........................................   (15.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $4,688
   Ratio of Expenses to Average Net Assets.............    2.07%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................  (1.12)%(d)
   Portfolio Turnover Rate.............................    20.5%(d)

PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period...................      $12.55       $11.40       $10.94        $9.25      $11.45
Income from Investment Operations:
   Net Investment Income(g)............................         .41          .48          .44          .48         .46
   Net Realized and Unrealized Gain (Loss) on Investments      3.59         1.12          .45         1.70       (2.19)

                       Total from Investment Operations        4.00         1.60          .89         2.18      (1.73)

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.44)        (.45)        (.43)        (.49)       (.45)

   Distributions from Capital Gains....................         --           --          --           --         (.02)

                      Total Dividends and Distributions       (.44)        (.45)        (.43)        (.49)       (.47)

Net Asset Value, End of Period.........................      $16.11       $12.55       $11.40       $10.94       $9.25

Total Return(b)........................................       32.10%       14.26%        8.13%       24.36%     (15.20)%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $83,533      $64,366      $66,322      $65,873     $56,747
   Ratio of Expenses to Average Net Assets(g)..........       1.15%        1.15%        1.17%        1.04%       1.00%
   Ratio of Net Investment Income to Average Net Assets       2.73%        3.90%        3.85%        4.95%       4.89%
   Portfolio Turnover Rate.............................       11.9%        22.5%        34.2%        13.0%       13.8%

PRINCIPAL UTILITIES FUND, INC.(a)
Class R shares                                                 1998         1997         1996(e)
-------------------------------------------------------------------         ----         ----
Net Asset Value, Beginning of Period...................      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(g)............................         .33          .39          .28
   Net Realized and Unrealized Gain (Loss) on Investments      3.58         1.14         (.41)

                       Total from Investment Operations        3.91         1.53        (.13)

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.33)        (.37)        (.29)
   Distributions from Capital Gains....................          --            --           --

                      Total Dividends and Distributions       (.33)        (.37)        (.29)

Net Asset Value, End of Period.........................      $16.07       $12.49       $11.33

Total Return(b)........................................       31.47%       13.72%        (.31)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,005       $1,512         $311
   Ratio of Expenses to Average Net Assets(g)..........       1.65%        1.65%        1.47%(d)
   Ratio of Net Investment Income to Average Net Assets       2.21%        3.35%        3.77%(d)
   Portfolio Turnover Rate.............................       11.9%        22.5%        34.2%(d)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

       Former Fund Name                             New Fund Name
   Princor Balanced Fund, Inc.               Principal Balanced Fund, Inc.
   Princor Blue Chip Fund, Inc.              Principal Blue Chip Fund, Inc.
   Princor Capital Accumulation Fund, Inc.   Principal Capital Value Fund, Inc.
   Princor Growth Fund, Inc.                 Principal Growth Fund, Inc.
   Princor Emerging Growth Fund, Inc.        Principal MidCap Fund, Inc.
   Princor Utilities Fund, Inc.              Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                           Per Share              Per  Share
                                         Net Investment           Unrealized
                                             Income               Gain (Loss)

     Principal Balanced Fund, Inc.           $ --                   $(.03)
     Principal Blue Chip Fund, Inc.           .01                    (.02)
     Principal Capital Value Fund, Inc.       .01                    (.11)
     Principal Growth Fund, Inc.              .01                     .10
     Principal MidCap Fund, Inc                --                     .19

(f) Period from December 31, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class R shares, net investment income aggregating $.01 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class R distributed a tax return of capital of $.01 per share to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                                  Per Share Unrealized
                                                       Gain (Loss)

                                              Class                Class
                                                A                    R

     Principal Real Estate Fund, Inc.        $ .13                $ .13
     Principal SmallCap Fund, Inc.            (.08)                (.09)

(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

             Year Ended
             October 31,       Per Share      Ratio of Expenses
               Except       Net Investment     to Average Net         Amount
               as Noted         Income             Assets             Waived

   Class A      1998            $.39               1.23%            $  60,477
                1997             .46               1.25%               65,940
                1996             .43               1.25%               54,932
                1995             .46               1.30%              151,145
                1994             .41               1.50%              284,836

   Class R      1998             .28               2.10%               12,481
                1997             .31               2.67%                9,355
                1996(f)          .28               1.47%(d)             --



International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                            1998         1997(a)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............  (.02)        (.01)
   Net Realized and Unrealized Gain (Loss)on Investments(1.73)       (1.21)

                       Total from Investment Operations (1.75)       (1.22)
Less Dividends and Distributions:
   Dividends from Net Investment Income................    --           --

   Distributions from Capital Gains....................    --           --

                      Total Dividends and Distributions     --            --

Net Asset Value, End of Period.........................  $6.54        $8.29

Total Return(b)........................................ (21.11)%     (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............ $7,312       $5,039
   Ratio of Expenses to Average Net Assets.............  3.31%        2.03%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................ (.36)%       (.32)%(d)
   Portfolio Turnover Rate.............................  45.2%        21.4%(d)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                            1998         1997(a)
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................  $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............  (.04)        (.01)
   Net Realized and Unrealized Gain (Loss)on Investments(1.71)       (1.22)

                       Total from Investment Operations (1.75)       (1.23)
Less Dividends and Distributions:
   Dividends from Net Investment Income................    --           --

   Distributions from Capital Gains....................    --           --

                      Total Dividends and Distributions     --            --

Net Asset Value, End of Period.........................  $6.53        $8.28

Total Return(b)........................................ (21.14)%     (10.29)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............ $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............  3.47%        2.20%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets............................. (.60)%       (.51)%(d)
   Portfolio Turnover Rate.............................  45.2%        21.4%(d)

PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class A shares                                                 1998         1997         1996         1995        1994
--------------------------------------------------------------------------------         ----         ----        ----
Net Asset Value, Beginning of Period...................       $9.33        $8.14        $7.28        $7.44       $6.85
Income from Investment Operations:
   Net Investment Income...............................         .13          .09          .10          .08         .01
   Net Realized and Unrealized Gain (Loss) on Investments       .04         1.52         1.17         (.02)        .64

                       Total from Investment Operations         .17         1.61         1.27          .06         .65

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.11)        (.08)        (.03)       (.02)

   Distributions from Capital Gains....................       (.20)        (.31)        (.33)        (.19)       (.04)

                      Total Dividends and Distributions       (.30)        (.42)        (.41)        (.22)       (.06)

Net Asset Value, End of Period.........................       $9.20        $9.33        $8.14        $7.28       $7.44

Total Return(b)........................................        1.93%       20.46%       18.36%        1.03%       9.60%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $302,757     $281,158     $172,276     $126,554    $115,812
   Ratio of Expenses to Average Net Assets.............       1.25%        1.39%        1.45%        1.63%       1.74%
   Ratio of Net Investment Income to Average Net Assets       1.45%        1.25%        1.43%        1.10%        .10%
Portfolio Turnover Rate................................       38.7%        26.6%        23.8%        35.4%       13.2%

PRINCIPAL INTERNATIONAL FUND, INC.(e)
Class R shares                                                 1998         1997         1996(f)
--------------------------------------------------------------------------------         ----
Net Asset Value, Beginning of Period...................       $9.27        $8.12        $7.48
Income from Investment Operations:
   Net Investment Income...............................         .06          .07          .01
   Net Realized and Unrealized Gain (Loss) on Investments       .04         1.47          .63

                       Total from Investment Operations         .10         1.54          .64

Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.04)        (.08)          --

   Distributions from Capital Gains....................       (.20)        (.31)          --

                      Total Dividends and Distributions       (.24)        (.39)          --

Net Asset Value, End of Period.........................       $9.13        $9.27        $8.12

Total Return(b)........................................        1.13%       19.65%        9.29%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,739      $11,773       $1,057
   Ratio of Expenses to Average Net Assets.............       2.01%        2.10%        1.59%(d)
   Ratio of Net Investment Income to Average Net Assets        .67%         .44%         .78%(d)
   Portfolio Turnover Rate.............................       38.7%        26.6%        23.8%(d)

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                             1998         1997(a)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............   (.07)        (.01)
   Net Realized and Unrealized Gain (Loss)on Investments  .10         (.07)

                       Total from Investment Operations     .03        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     --           --

   Distributions from Capital Gains....................     --           --

                      Total Dividends and Distributions      --            --

Net Asset Value, End of Period.........................   $9.99        $9.96

Total Return(b)........................................     .30%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............ $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............   2.66%        1.99%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................  (.81)%       (.40)%(d)
   Portfolio Turnover Rate.............................   99.8%        10.4%(d)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                             1998         1997(a)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............   (.07)        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments  .12         (.07)
                       Total from Investment Operations     .05        (.08)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     --           --
   Distributions from Capital Gains....................     --           --
                      Total Dividends and Distributions      --          --

Net Asset Value, End of Period.........................  $10.01        $9.96

Total Return(b)........................................     .50%         .50%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............   2.51%        2.15%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................  (.68)%       (.54)%(d)
   Portfolio Turnover Rate.............................   99.8%        10.4%(d)

Notes to Financial Highlights

(a) Period from August 29, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                                   Per Share           Per Share
                                                                 Net Investment        Unrealized
                                                                    Income             Gain (Loss)
   Principal International Emerging Markets Fund, Inc.:
       Class A                                                      $.01                 $(.50)
       Class R                                                       .01                  (.50)

   Principal International SmallCap Fund, Inc.:
       Class A                                                       .01                   .03
       Class R                                                       .01                   .03

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the fund prior to the intial offering of Class R shares.

Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1998         1997         1996        1995         1994
---------------------------------------------------------      ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period.....................    $11.44       $11.17       $11.42       $10.27      $11.75
Income from Investment Operations:
   Net Investment Income(b)..............................       .71          .75          .76          .78         .78
   Net Realized and Unrealized Gain (Loss) on Investments       .16          .33        (.25)         1.16      (1.47)

                        Total from Investment Operations        .87         1.08          .51         1.94       (.69)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.72)        (.81)        (.76)        (.78)       (.78)

   Distributions from Capital Gains......................       --          --           --          (.01)       (.01)

                       Total Dividends and Distributions      (.72)        (.81)        (.76)        (.79)       (.79)

Net Asset Value, End of Period...........................    $11.59       $11.44       $11.17       $11.42      $10.27

Total Return(c)..........................................      7.76%       10.15%        4.74%       19.73%      (6.01)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $148,081     $126,427     $113,437     $106,962     $88,801
   Ratio of Expenses to Average Net Assets(b)............      .95%         .95%         .95%         .94%        .95%
   Ratio of Net Investment Income to Average Net Assets..     6.19%        6.70%        6.85%        7.26%       7.27%
Portfolio Turnover Rate..................................     15.2%        12.8%         3.4%         5.1%        8.9%

PRINCIPAL BOND FUND, INC.(a)
Class R shares                                                 1998         1997         1996(f)
---------------------------------------------------------      ----         ----         ----
Net Asset Value, Beginning of Period.....................    $11.43       $11.16       $11.27
Income from Investment Operations:
   Net Investment Income(b)..............................       .63          .71          .51
   Net Realized and Unrealized Gain (Loss) on Investments       .16          .30        (.13)

                        Total from Investment Operations        .79         1.01          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.63)        (.74)        (.49)
   Distributions from Capital Gains......................        --           --            --

                       Total Dividends and Distributions      (.63)        (.74)        (.49)

Net Asset Value, End of Period...........................    $11.59       $11.43       $11.16

Total Return(c)..........................................      7.05%        9.49%        3.75%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $12,196       $5,976         $525
   Ratio of Expenses to Average Net Assets(b)............     1.45%        1.45%       1.28%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.66%        6.11%       6.51%(e)
   Portfolio Turnover Rate...............................     15.2%        12.8%        3.4%(e)

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                 1998         1997         1996        1995         1994
---------------------------------------------------------      ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period.....................    $11.51       $11.26       $11.31       $10.28      $11.79
Income from Investment Operations:
   Net Investment Income.................................       .70          .70          .70          .71         .69
   Net Realized and Unrealized Gain (Loss) on Investments       .12          .29        (.05)         1.02      (1.40)

                        Total from Investment Operations        .82          .99          .65         1.73       (.71)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.70)        (.74)        (.70)        (.70)       (.68)

   Distributions from Capital Gains......................       --          --           --           --         (.12)

                       Total Dividends and Distributions      (.70)        (.74)        (.70)        (.70)       (.80)

Net Asset Value, End of Period...........................    $11.63       $11.51       $11.26       $11.31      $10.28

Total Return(c)..........................................      7.38%        9.23%        6.06%       17.46%      (6.26)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............  $251,455     $249,832     $259,029     $261,128    $249,438
   Ratio of Expenses to Average Net Assets...............      .86%         .84%         .81%         .87%        .95%
   Ratio of Net Investment Income to Average Net Assets..     6.07%        6.19%        6.31%        6.57%       6.35%
Portfolio Turnover Rate..................................     17.1%        10.8%        25.9%        10.1%       24.8%

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class R shares                                                1998          1997        1996(f)
---------------------------------------------------------     ----          ----        ----
Net Asset Value, Beginning of Period.....................    $11.42       $11.21       $11.27
Income from Investment Operations:
   Net Investment Income.................................       .61          .64          .47
   Net Realized and Unrealized Gain (Loss) on Investments       .13          .24         (.08)
                        Total from Investment Operations        .74          .88          .39
Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.61)        (.67)         (.45)
   Distributions from Capital Gains......................        --           --           --

                       Total Dividends and Distributions      (.61)        (.67)        (.45)

Net Asset Value, End of Period...........................    $11.55       $11.42       $11.21

Total Return(c)..........................................     6.66%         8.19%        3.76%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $8,156       $4,152         $481
   Ratio of Expenses to Average Net Assets...............     1.64%        1.79%       1.18%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.39%        5.21%       5.84%(e)
   Portfolio Turnover Rate...............................     17.1%        10.8%       25.9%(e)

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1998         1997         1996        1995         1994
--------------------------------------------------------       ----         ----         ----        ----         ----
Net Asset Value, Beginning of Period.....................     $8.52        $8.27        $8.06        $7.83       $8.36
Income from Investment Operations:
   Net Investment Income.................................       .64          .67          .68          .68         .63
   Net Realized and Unrealized Gain (Loss) on Investments     (.88)          .31          .23          .20       (.51)

                        Total from Investment Operations      (.24)          .98          .91          .88         .12

Less Dividends and Distributions:
   Dividends from Net Investment Income..................     (.64)        (.73)        (.70)        (.65)       (.65)

   Excess Distribution of Net Investment Income(h).......     (.01)         --           --           --           --

                       Total Dividends and Distributions      (.65)        (.73)        (.70)        (.65)       (.65)

Net Asset Value, End of Period...........................     $7.63        $8.52        $8.27        $8.06       $7.83

Total Return(c)..........................................     (3.18)%      12.33%       11.88%       11.73%       1.45%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $33,474      $38,239      $28,432      $23,396     $19,802
   Ratio of Expenses to Average Net Assets...............     1.40%        1.22%        1.26%        1.45%       1.46%
   Ratio of Net Investment Income to Average Net Assets..     7.71%        7.99%        8.49%        8.71%       7.82%
Portfolio Turnover Rate..................................     65.9%        39.2%        18.8%        40.3%       27.2%

PRINCIPAL HIGH YIELD FUND, INC.(a)
Class R shares                                                1998         1997         1996(f)
---------------------------------------------------------     ----         ----         ----
Net Asset Value, Beginning of Period.....................    $8.40        $8.20        $8.21
Income from Investment Operations:
   Net Investment Income.................................      .57          .62          .46
   Net Realized and Unrealized Gain (Loss) on Investments     (.87)          .26        (.03)

                        Total from Investment Operations      (.30)          .88          .43

Less Dividends and Distributions:
   Dividends  from Net Investment Income.................     (.58)        (.68)        (.44)

   Excess Distribution of Net Investment Income(h).......     (.01)         --           --

                       Total Dividends and Distributions      (.59)        (.68)        (.44)

Net Asset Value, End of Period...........................     $7.51        $8.40        $8.20

Total Return(c)..........................................     (3.97)%      11.14%        5.60%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $2,734       $1,961         $124
   Ratio of Expenses to Average Net Assets...............     2.28%        2.42%       1.59%(e)
   Ratio of Net Investment Income to Average Net Assets..     6.84%        6.70%       7.84%(e)
   Portfolio Turnover Rate...............................     65.9%        39.2%       18.8%(e)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class A shares                                                 1998           1997    1996(g)
---------------------------------------------------------      ----           ----    ----
Net Asset Value, Beginning of Period.....................     $9.88        $9.89        $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................       .57          .61          .38
   Net Realized and Unrealized Gain (Loss) on Investments       .06          .03        (.04)

                        Total from Investment Operations        .63          .64          .34

Less Dividends from Net Investment Income................     (.58)        (.65)        (.35)

Net Asset Value, End of Period...........................     $9.93        $9.88        $9.89

Total Return(c)..........................................      6.57%        6.75%        3.62%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)............       .82%        .90%        .89%(e)
   Ratio of Net Investment Income to Average Net Assets..      5.86%       6.20%       6.01%(e)
   Portfolio Turnover Rate...............................      23.8%       17.4%       16.5%(e)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class R shares                                                1998          1997        1996(f)
---------------------------------------------------------     ----          ----        ----
Net Asset Value, Beginning of Period.....................     $9.85        $9.88        $9.90
Income from Investment Operations:
   Net Investment Income(b)..............................       .52          .54          .36
   Net Realized and Unrealized Gain (Loss) on Investments       .07          .03        (.06)

                        Total from Investment Operations        .59          .57          .30

Less Dividends from Net Investment Income................     (.51)        (.60)        (.32)

Net Asset Value, End of Period...........................     $9.93        $9.85        $9.88


Total Return(c)..........................................      6.12%        6.01%        3.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $2,034         $606          $83
   Ratio of Expenses to Average Net Assets(b)............     1.44%        1.48%       1.40%(e)
   Ratio of Net Investment Income to Average Net Assets..     5.21%        5.60%       5.64%(e)
   Portfolio Turnover Rate...............................     23.8%        17.4%       16.5%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

     Former Fund Name                          New Fund Name
Princor Bond Fund, Inc.                   Principal Bond Fund, Inc.
Princor Government Securites              Principal Government Securities
  Income Fund, Inc.                         Income Fund, Inc.
Princor High Yield Fund, Inc.             Principal High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.      Principal Limited Term Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived
         Principal Bond Fund, Inc.:
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536
                                                      1995                 .77               1.02                86,018
                                                      1994                 .77               1.09               120,999

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(g)              .51               1.28(e)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(h)              .37               1.16(e)             22,716

              Class R                                 1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(g)              .35               1.79(e)                 60

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                                  Per Share
                                                             Unrealized (Loss)

     Principal Bond Fund, Inc.                                   $(.03)
     Principal Government Securities Income Fund, Inc.            (.03)
     Principal Limited Term Bond Fund, Inc.                       (.02)

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

(h) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.


Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1998         1997         1996         1995        1994
-------------------------------------------------------------------         ----         ----         ----        ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .051         .050         .049        .052         .033
   Net Realized and Unrealized Gain (Loss) on Investments       --           --           --          --           --

                       Total from Investment Operations        .051         .050         .049         .052        .033

Less Dividends From Net Investment Income...............     (.051)       (.050)       (.049)       (.052)      (.033)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c).........................................      5.10%        4.96%        5.00%       5.36%        2.67%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $294,918     $836,072     $694,962     $623,864    $332,346
   Ratio of Expenses to Average Net Assets(b)...........       .56%(e)      .63%         .66%         .72%        .70%
   Ratio of Net Investment Income to Average Net Assets.      5.12%        4.98%        4.88%        5.24%       3.27%

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class R shares                                               1998           1997    1996(g)
--------------------------------------------------------     ----           ----    ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income(b).............................       .046         .044         .030
   Net Realized and Unrealized Gain (Loss) on Investments       --           --            --

                       Total from Investment Operations        .046         .044         .030

Less Dividends from Net Investment Income...............     (.046)       (.044)       (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000

Total Return(c).........................................      4.56%        4.16%        2.97%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $10,414       $4,296       $1,639
   Ratio of Expenses to Average Net Assets(b)...........      1.05%(e)     1.26%        .99%(f)
   Ratio of Net Investment Income to Average Net Assets.      4.62%        4.40%       4.41%(f)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Money Market Funds

           Former Fund Name                           New Fund Name
     Princor Cash Management Fund, Inc.     Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived
     Principal Cash Management Fund, Inc.:
         Class A                                            1998(e)         $ .051              .56%           $   --
                                                            1997              .050              .63                --
                                                            1996              .049              .67              7,102
                                                            1995              .052              .78            296,255
                                                            1994              .031              .90            595,343

         Class R                                            1998(e)           .046             1.05                --
                                                            1997              .043             1.34              2,441

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(f)  Computed on an annualized basis.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

Additional information about the Funds is available in the Statement of Additional Information dated March 1, 1999, and which is part of this prospectus. Information about the Funds' investments is also available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


          SEC FILE          DOMESTIC GROWTH-ORIENTED FUNDS

          811-05072         Principal Balanced Fund, Inc.
          811-06263         Principal Blue Chip Fund, Inc.
          811-01874         Principal Capital Value Fund, Inc.
          811-01873         Principal Growth Fund, Inc.
          811-05171         Principal MidCap Fund, Inc.
          811-08379         Principal Real Estate Fund, Inc.
          811-08381         Principal SmallCap Fund, Inc.
          811-07266         Principal Utilities Fund, Inc.

                            INTERNATIONAL GROWTH-ORIENTED FUNDS

          811-08249         Principal International Emerging Markets Fund, Inc.
          811-03183         Principal International Fund, Inc.
          811-08251         Principal International SmallCap Fund, Inc.

                            INCOME-ORIENTED FUNDS

          811-05172         Principal Bond Fund, Inc.
          811-04226         Principal Government Securities Income Fund, Inc.
          811-05174         Principal High Yield Fund, Inc.
          811-07453         Principal Limited Term Bond Fund, Inc.

                            MONEY MARKET FUND

          811-03585         Principal Cash Management Fund, Inc.






                          Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                            Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
                Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                         Principal High Yield Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                       Principal International Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                    Principal LargeCap Stock Index Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                 Principal Partners Aggressive Growth Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.
                        Principal Real Estate Fund, Inc.
                          Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.





                       Statement of Additional Information


                               dated March 1, 2000



This Statement of Additional Information is not a prospectus but is a part of the prospectuses for the Funds listed above. The most recent prospectuses dated March 1, 2000 and shareholder report are available without charge. Please call 1-800-247-4123 to request a copy. The prospectus for Class A, Class B and Class C shares of all funds may also be viewed on our web site at www.principal.com/funds.



                                TABLE OF CONTENTS


         Investment Policies and Restrictions of the Funds..................   3
         Growth-Oriented Funds..............................................   5
         Income-Oriented Funds .............................................  10
         Money Market Fund..................................................  14
         Funds' Investments.................................................  15
         Management of the Fund.............................................  26
         Manager and Sub-Advisors...........................................  31
         Cost of Manager's Services.........................................  32
         Brokerage on Purchases and Sales of Securities.....................  36
         How to Purchase Shares.............................................  39
         Offering Price of Funds' Shares....................................  41
         Distribution Plan..................................................  48
         Determination of Net Asset Value of Funds' Shares .................  51
         Performance Calculation............................................  52
         Tax Treatment of Funds, Dividends and Distributions  ..............  58
         General Information and History....................................  60
         Financial Statements ..............................................  60
         Appendix A ........................................................  70
         Appendix B.........................................................  71



INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS

The following information about the Principal Mutual Funds, a family of separately incorporated, open-end management investment companies, commonly called mutual funds, supplements the information provided in the Prospectuses under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS".


There are four categories of Principal Mutual Funds:

Domestic Growth-Oriented Funds which include:
o seven Funds which seek to achieve growth of capital primarily through investments in equity securities (Capital Value Fund, Growth Fund, MidCap Fund, Partners Aggressive Growth Fund, Partners LargeCap Growth Fund, Partners MidCap Growth Fund and SmallCap Fund);
o one Fund which seeks a total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund);
o one Fund which seeks growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (Blue Chip Fund);
o one Fund which seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry (Real Estate Fund);
o one Fund which seeks to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") (LargeCap Stock Index
     Fund); and
o one Fund which seeks current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies in the public utilities industry (Utilities Fund).

International Growth-Oriented Funds which include three Funds which seek growth of capital primarily through investments in equity securities (International Emerging Markets Fund, International Fund, International SmallCap Fund).


Income-Oriented Funds which include five funds which seek primarily a high level of income through investments in debt securities (Bond Fund, Government Securities Income Fund, High Yield Fund, Limited Term Bond Fund and Tax-Exempt Bond Fund).

Money Market Fund which seeks primarily a high level of income through investments in short-term debt securities (Cash Management Fund).

In seeking to achieve its investment objective, each Fund has adopted as matters of fundamental policy certain investment restrictions which cannot be changed without approval by the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Similar shareholder approval is required to change the investment objective of each of the Funds. The following discussion provides for each Fund a statement of its investment objective, a description of its investment restrictions that are matters of fundamental policy and a description of any investment restrictions it may have adopted that are not matters of fundamental policy and may be changed without shareholder approval. For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security, and any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service will not require elimination of any security from the portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectuses or the Statement of Additional Information is not fundamental and may be changed by the respective Fund's Board of Directors.

The Table on the next page graphically illustrates each Fund's emphasis on producing current income or capital growth and the stability of the market value of the Fund's portfolio. These illustrations represent comparative relationships only with regard to the investment objectives sought by the Funds. Relative income, stability and growth may vary among the Funds with certain market conditions. The illustrations are not intended and should not be construed as projected relative performances of the Principal Mutual Funds.

NCOME-ORIENTED FUNDS

PRINCIPAL LIMITED TERM BOND FUND . . . for investors seeking a high level of current income combined with a relative high level of stability of principal by investing in fixed-income securities with maturities of 5 years or less.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND . . . for investors seeking a high level of current income, liquidity, and relative safety from a portfolio emphasizing GNMA securities.

PRINCIPAL BOND FUND . . . for investors seeking high current income from a portfolio of higher quality bonds.

PRINCIPAL TAX-EXEMPT BOND FUND . . . for investors seeking a high level of current income exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL HIGH YIELD FUND . . . for investors seeking higher current income from a portfolio of lower or non-rated fixed-income securities.

MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND . . . for investors seeking income, liquidity and the stability of money market securities.

GROWTH ORIENTED
INTERNATIONAL FUNDS

PRINCIPAL INTERNATIONAL FUND . . . for investors seeking growth from common stocks of companies domiciled in any of the major nations of the world.

PRINCIPAL INTERNATIONAL SMALLCAP FUND . . . for investors seeking long-term growth from equities from non-United States companies with relatively small market capitalization.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND . . . for investors seeking long-term growth by investing in stocks of companies in emerging market countries.

GROWTH-ORIENTED DOMESTIC FUNDS

PRINCIPAL UTILITIES FUND . . . for investors seeking current income and long-term growth of income and capital from securities issued by public utilities companies.

PRINCIPAL REAL ESTATE FUND . . . for investors seeking long-term capital growth and current income from securities of companies primarily engaged in the real estate industry.

PRINCIPAL BALANCED FUND . . . for investors seeking total return from a flexible portfolio of common stocks, corporate bonds and money market securities.

PRINCIPAL BLUE CHIP FUND . . . for investors seeking growth of capital and growth of income from stocks of well capitalized, established companies.

PRINCIPAL CAPITAL VALUE FUND . . . for investors seeking long-term capital appreciation, with growth of income as a secondary objective.

PRINCIPAL LARGECAP STOCK INDEX FUND . . . for investors seeking long-term growth of capital by investing in widely held common stocks representing industrial, financial, utilities and transportation companies.

PRINCIPAL GROWTH FUND . . . for investors seeking long-term growth opportunities from a common stock portfolio.

PRINCIPAL MIDCAP FUND . . . for investors seeking long-term capital growth from securities of emerging and other growth-oriented companies.

PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND . . . for investors seeking long-term capital appreciation from a portfolio of primarily equity securities.

PRINICIPAL PARTNERS LARGECAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

PRINCIPAL PARTNERS MIDCAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in medium capitalization U.S. companies.

PRINCIPAL SMALLCAP FUND . . . for investors seeking long-term growth of capital from a portfolio of investment securities issued by companies domiciled in the United States with comparatively smaller market capitalization.

* These illustrations represent comparative relationships only with regard to the investment objectives sought by the funds. Relative income, stability and growth may vary among the funds with certain market conditions. In no way should the illustrations be construed as projected relative performances of the Principal funds.

GROWTH-ORIENTED FUNDS

Investment Objectives

Principal Balanced Fund, Inc. ("Balanced Fund") seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.


Principal Blue Chip Fund, Inc. ("Blue Chip Fund") seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Principal Capital Value Fund, Inc. ("Capital Value Fund") seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal Growth Fund, Inc. ("Growth Fund") seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal International Emerging Markets Fund, Inc. ("International Emerging Markets Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Principal International Fund, Inc. ("International Fund") seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International SmallCap Fund, Inc. ("International SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

Principal LargeCap Stock Index Fund, Inc. ("LargeCap Stock Index") seeks to achieve long-term growth of capital. The Fund attempts to mirror the investment results of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").


Principal   MidCap  Fund,   Inc.   ("MidCap  Fund")  seeks  to  achieve  capital
appreciation by investing primarily in securities of emerging and other growth-oriented companies.


Principal Partners Aggressive Growth Fund, Inc. ("Partners Aggressive Growth Fund") seeks to achieve long-term capital appreciation by investing primarily in equity securities.

Principal Partners LargeCap Growth Fund, Inc. ("Partners LargeCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Principal Partners MidCap Growth Fund, Inc. ("Partners MidCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.


Principal Real Estate Fund, Inc. ("Real Estate Fund") seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc. ("SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.


Principal Utilities Fund, Inc. ("Utilities Fund") seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.


Investment Restrictions

LargeCap Stock Index Fund, Partners Aggressive Growth Fund, Partners LargeCap Growth Fund and Partners MidCap Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The LargeCap Stock Index Fund, Partners Aggressive Growth Fund, Partners LargeCap Growth Fund and Partners MidCap Growth Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

(3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(4) Borrow money, except that it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

(5) Make loans, except that the Fund may (a) purchase and hold debt obligations in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.


(6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the Partners LargeCap Growth Fund as this Fund is not intended to qualify as a diversified, management investment company as defined in the Investment Company Act of 1940.


(7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


(8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.


(9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers.

(5) Enter into (a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
     (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts. This restriction does not apply to the Partners MidCap Growth Fund.

(7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Balanced   Fund,   Blue  Chip  Fund,   International   Emerging   Markets  Fund,
International Fund, International SmallCap Fund, MidCap Fund, Real Estate Fund, SmallCap Fund and Utilities Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Balanced Fund, Blue Chip Fund, International Fund, International Emerging Markets Fund, International SmallCap Fund, MidCap Fund, Real Estate Fund, SmallCap Fund and Utilities Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that:
     (a) the Utilities Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry,
     (b) the Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
     (c) the Real Estate Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange and the Chicago Board Options Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(5)  Invest in companies for the purpose of exercising control or management.

(6) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(7) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(8)  Invest in arbitrage transactions.

(9) Invest in real estate limited partnership interests except that this restriction shall not apply to the Real Estate Fund.

(10) Invest in mineral leases.

The Balanced Fund, Blue Chip Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.

The Real Estate Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.

The Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Utilities Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Capital Value Fund and Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Fund and Growth Fund each may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


(2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

(4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

(5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

(6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

(9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

(10) Invest more than 20% of its total assets in securities of foreign issuers. In addition:

(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies,
     (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or
     (ii) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.


Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval, each Fund may not:

(1)  Invest in companies for the purpose of exercising control or management.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

(4)  Invest in real estate limited partnership interests.

(5)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

(6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

(7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

(8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

INCOME-ORIENTED FUNDS

Investment Objectives

Principal Bond Fund, Inc. ("Bond Fund") seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Principal Government Securities Income Fund, Inc. ("Government Securities Income Fund") seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Principal High Yield Fund, Inc. ("High Yield Fund") seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Principal Limited Term Bond Fund, Inc. ("Limited Term Bond Fund") seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Principal Tax-Exempt Bond Fund, Inc. ("Tax-Exempt Bond Fund") seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed income obligations.

Investment Restrictions

Bond Fund, High Yield Fund and Limited Term Bond Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Fund, High Yield Fund and Limited Term Bond Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

(5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(6)  Invest in companies for the purpose of exercising control or management.

(7)  Invest more than 20% of its total assets in securities of foreign issuers.

(8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(10) Invest in arbitrage transactions.

(11) Invest in real estate limited partnership interests.

Government Securities Income Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Income Fund may not:

(1)  Issue any senior securities.

(2) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the United States Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the United States Government or its agencies or instrumentalities.

(3)  Act as an underwriter  of securities,  except to the extent the Fund may be
     deemed  to  be  an  underwriter  in  connection   with  the  sale  of  GNMA
     certificates held in its portfolio.

(4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(7)  Invest in companies for the purpose of exercising control or management.

(8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

(10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

(11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

(12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Fund has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in real estate limited partnership interests.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

Tax-Exempt Bond Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Tax-Exempt Bond Fund may not:

(1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or
     (b) borrowing money in accordance with restrictions described below.

(2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

(3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6)  Invest in companies for the purpose of exercising control or management.

(7)  Invest more than:
     (a) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
     (b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

(8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9)  Invest in commodities or commodity futures contracts.

(10) Write, purchase or sell puts, calls or combinations thereof.

(11) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

(12) Make short sales of securities.

(13) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

(14) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(15) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

(16) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.

The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.

MONEY MARKET FUND

Investment Objectives

Principal Cash Management Fund, Inc. ("Cash Management Fund") seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Investment Restrictions

Cash Management Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Cash Management Fund may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").

(2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

(6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

(8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

(10) Invest in companies for the purpose of exercising control or management.


(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies,
     (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.


(12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, or (ii) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

(13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

(14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1) Invest in real estate limited partnership interests.

FUNDS' INVESTMENTS

The following  information  supplements the discussion of the Funds'  investment
objectives  and  policies  in  the  Prospectuses   under  the  caption  "CERTAIN
INVESTMENT STRATEGIES AND RELATED RISKS."


Selections of equity securities for the Funds (except the LargeCap Stock Index, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds) are made based on an approach described broadly as company-by-company fundamental analysis. Three basic steps are involved in this analysis.


o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.


In selecting securities for the Partners Aggressive Growth Fund and the Partners LargeCap Growth Fund, the Sub-Advisors, Morgan Stanley Asset Management ("Morgan Stanley") and Duncan-Hurst Capital Management Inc. ("Duncan-Hurst"), respectively, follow a flexible investment program in looking for companies with above average capital appreciation potential. The Sub-Advisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The Sub-Advisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the Sub-Advisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Partners Aggressive Growth Fund, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Sub-Advisor for the Partners MidCap Growth Fund, Turner Investment Partners, Inc. ("Turner"), selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Sub-Advisor for the LargeCap Stock Index Fund, Invista Capital Management, LLC ("Invista"), allocates Fund assets in approximately the same weightings as the S&P 500. Invista may omit or remove any S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, Invista may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Restricted Securities

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Money Market Fund) of its assets. The Board of Directors of each of the Growth-Oriented and Income-Oriented Funds has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction which is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities

Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
o International, International Emerging Markets and International SmallCap Funds - 100%;
o    Partners Aggressive Growth,  Partners LargeCap Growth and Real Estate Funds
     - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%;
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.


Securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.


Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds which set forth the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Boards of Directors.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds (except Cash Management) may each engage in the practices described under this heading. The Tax-Exempt Bond Fund may invest in financial futures contracts as described under this heading. In the following discussion, the terms "the Fund," "each Fund" or "the Funds" refer to each of these Funds.

     Spread Transactions

     Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Funds' policy limiting the pledging or mortgaging of assets.

     Options on Securities and Securities Indices

     Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The International Fund would only write covered call options on its portfolio securities; it does not write or purchase put options. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

     Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

     The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

     The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash, U.S. Government securities or other liquid securities with a value at least equal to the exercise price of the option.

     Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

     Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

     When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

     Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

     None of the Funds will invest more than 5% of its assets in the purchase of call and put options on individual securities, securities indices and financial futures contracts.

     Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

     Risks Associated with Options Transactions. An options position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

     Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. The Partners Aggressive Growth Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

     Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

     A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

     When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or U.S. Government securities (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

     Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

     In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates which would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

     Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract
     (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

     If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

     When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

     Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the Manager's or Sub-Advisor's ability to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

     Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

     None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     The Funds may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators, and to a limited extent to enhance returns. The Funds (other than Partners Aggressive Growth) are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

     When a Fund purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

     The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Forward Foreign Currency Exchange Contracts


The International Growth-Oriented Funds, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds may, but are not obligated to, enter into forward foreign currency exchange contracts only under two circumstances. First, when a Fund is entering into a contract for the purchase or sale of a security denominated in a foreign currency and wants to "lock-in" the U.S. dollar price of the security. Second, when the Sub-Advisor believes that the currency of a particular foreign country in which a portion of a Fund's securities are denominated may suffer a substantial decline against the U.S. dollar. A Fund generally does not enter into a forward contract with a term of greater than one year.

The International Growth-Oriented Funds, Partners Aggressive Growth and Partners LargeCap Growth Funds enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. A Fund sets up a separate account with the Custodian to place foreign securities denominated in the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relative new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements

All Funds may invest in repurchase agreements. None of the Growth-Oriented or Income-Oriented Funds may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Fund, amount to more than 15% of its assets. The Money Market Fund does not enter into repurchase agreements that do not mature within seven days of such investment together with other illiquid securities held by the Fund, amount to more than 10% of its assets. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Fund's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Funds follows procedures established by its Board of Directors which are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions which the Fund's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. In seeking to liquidate the collateral, a Fund may be delayed in or prevented from exercising its rights and may incur certain costs. Further to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Lending of Portfolio Securities


All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities which occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.


When-Issued and Delayed Delivery Securities

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuation which involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to the Fund's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Money Market Instruments

The Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less. The types of instruments which this Fund purchases are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets which are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks which are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Fund considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. The Fund invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Fund occasionally invests in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures which at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "FUND INVESTMENTS - Repurchase Agreements.")

(7)  Taxable  Municipal   Obligations  --  Short-term   obligations   issued  or
     guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager further evaluates these securities.

Municipal Obligations

The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, which generally have a maturity at the time of issue of one year or more, Municipal Notes, which generally have a maturity at the time of issue of six months to three years, and Municipal Commercial Paper, which generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the United States Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds. No Fund committed during the last fiscal year or intends to commit during the present fiscal year more than 5% of its net assets to participation interests.

Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.

Taxable Investments of the Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Portfolio Turnover

Portfolio turnover normally differs for each Fund, varies from year to year (as well as within a year) and is affected by portfolio sales necessary to meet cash requirements for redemptions of Fund shares. This requirement may in some cases limit the ability of a Fund to effect certain portfolio transactions. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses which are paid by the Fund.


No portfolio turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Funds which have been in existence for less than six months (LargeCap Stock Index, Partners LargeCap Growth and Partners MidCap Growth).


The portfolio turnover rates for each of the other Funds for its most recent and immediately preceding fiscal periods were as follows (annualized when reporting period is less than one year):


             Balanced Fund                               24.2% and 57.0%
             Blue Chip Fund                              16.4% and 0.5%
             Bond Fund                                   48.9% and15.2%
             Capital Value Fund                          44.5% and 23.2%
             Government Securities Income Fund           19.4% and 17.1%
             Growth Fund                                 32.4% and21.9%
             High Yield Fund                             86.1% and 65.9%
             International Emerging Markets Fund         95.8% and 45.2%
             International Fund                          58.7% and 38.7%
             International SmallCap Fund                 191.5% and99.8%
             Limited Term Bond Fund                      20.9% and 23.8%
             MidCap Fund                                 59.9% and 25.1%
             Real Estate Fund                            55.1% and 60.4%
             SmallCap Fund                               100.7% and 20.5%
             Tax-Exempt Bond Fund                        15.6% and 6.6%
             Utilities Fund                              23.5% and 11.9%



MANAGEMENT OF THE FUND

Board of Directors

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers.


The current Directors and Officers are shown below. Each person (except Aschenbrenner, Gilbert and Kimball who do not serve as directors of Principal Special Markets Fund, Inc.) also has the same position with Principal Special Markets Fund, Inc. and Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.

* John E. Aschenbrenner, 50, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.


@ James D. Davis, 65, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*& Ralph C. Eucher, 47, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Prior thereto, Second Vice President, Principal Life Insurance Company.

@ Pamela A. Ferguson, 56, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.


     Richard W.  Gilbert,  59,  Director.  5040 Arbor  Lane,  #302,  Northfield,
     Illinois.  President,  Gilbert  Communications,   Inc.  since  1993.  Prior
     thereto, President and Publisher, Pioneer Press.

*& J. Barry Griswell, 50, Director and Chairman of the Board. President and CEO, Principal Life Insurance Company since 2000; President, 1998-2000;
     Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 52, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.


& Barbara A. Lukavsky, 59, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig L. Bassett, 47, Treasurer. Second Vice President and Treasurer, Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Michael J. Beer, 39, Financial Officer. Executive Vice President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Senior Vice President and Chief Operating Officer, 1997-1999. Vice President and Chief Operating Officer, 1995-1997. Prior thereto, Financial Officer.

     Michael  W.  Cumings,  48,  Assistant  Counsel.  Counsel,   Principal  Life
     Insurance Company since 1989.


* Arthur S. Filean, 61, Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management
     Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

*    Ernest  H.  Gillum,  44,  Assistant  Secretary.  Vice  President  - Product
     Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.


     Jane E. Karli, 42, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.


* Michael D. Roughton, 48, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company, since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.


* Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)
                                     COMPENSATION TABLE*
                             fiscal year ended October 31, 1999

                                     Compensation from         Compensation from
              Director           Each Principal Mutual Fund       Fund Complex

         James D. Davis                    $1,350                    $53,250
         Pamela A. Ferguson                 1,200                     47,700
         Richard W. Gilbert                 1,350                     50,850
         Barbara A. Lukavsky                1,200                     47,700

     *   None of the Funds provide retirement benefits for any of the directors.

As of January 31, 2000 Principal Life Insurance Company, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each
Fund:


                                                       % of Outstanding
                                                         Shares Owned

             Balanced Fund                                   0.15%
             Blue Chip Fund                                  0.80
             Bond Fund                                       0.67
             Capital Value Fund                             24.72
             Cash Management Fund                            5.73
             Government Securities Income Fund               0.03
             Growth Fund                                     0.37
             High Yield Fund                                 7.80
             International Emerging Markets Fund            34.31
             International Fund                             24.74
             International SmallCap Fund                    31.00
             Limited Term Bond Fund                         21.85
             MidCap Fund                                     0.79
             Partners Aggressive Growth Fund                12.91
             Real Estate Fund                               62.40
             SmallCap Fund                                  13.73
             Tax-Exempt Bond Fund                            0.05
             Utilities Fund                                  0.27

As of February 24, 2000, Principal Life Insurance Company owned 100% of the outstanding voting shares of Principal LargeCap Stock Index Fund, Inc.,
Principal Partners LargeCap Growth Fund, Inc., and Principal Partners MidCap Growth Fund, Inc. which represented start-up capital.

As of January 31, 2000, the Officers and Directors of each Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of January 31, 2000, the following shareholders of the Funds owned 5% or more of the outstanding shares of any Class of the Funds:



                                                                                                                    Percentage
                             Name                                                Address                           of Ownership

Principal Partners Aggressive Growth Fund, Inc.
Class C
Betty Jo Fagerholt Revocable Living Trust                     7575 139th Ave NE                                         7.1%
                                                              Hoople, ND  58243-9523

Class R
Principal Life Insurance Company Custodian                    24B St, RR 4                                              9.3
Roth Conversion IRA of Gordon F. Reabe Jr.                    Lake Lotawana, MO  64086-9804

Principal Balanced Fund, Inc.
Class C
Louis Barbieri                                                23 Highland Cross                                        10.1
                                                              Rutherford, NJ  07070-2110

Wanda J. Mayer                                                301 6th Avenue                                            5.9
                                                              Hiawatha, IA  52233-1704

Principal Life Insurance Company Custodian                    5016 Oakcrest Dr.                                        52.0
Conduit IRA of Diane P. Britt                                 Fairfax, VA  22030-4553



                                                                                                                    Percentage
                             Name                                                  Address                         of Ownership

Principal Blue Chip Fund, Inc.
Class C
Edward Chester                                                920 SW 6th St., Apt. 112                                 22.80%
                                                              Gainesville, FL  32601-6692

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                       8.6
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Principal Bond Fund, Inc.
Class C
Ellen M. Bryan TOD Beneficiaries                              2608 W. Castle Court                                      6.5
                                                              Peoria, IL  61614-3727

Donaldson Lufkin Jenrette                                     P.O. Box 2052                                             9.2
Securities Corporation Inc.                                   Jersey City, NJ  07303-9998

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                      24.80
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Principal Capital Value Fund, Inc.
Class C
Steven B. Chavez                                              7500 San Benito St. NW                                    5.5
                                                              Albuquerque, NM  87120-3677

Principal Life Insurance Company Custodian                    4902 Highland Dr.                                         6.7
IRA of Arlie M. Felton                                        McFarland, WI  53558-9257

Principal Life Insurance Company Custodian                    PO Box 1523                                              12.7
IRA of Theodore J. Gomes                                      Kahului, HI  96733-1523

Principal Life Insurance Company Custodian                    291 Dairy Rd.                                            11.2
IRA of David Masanda                                          Kahului, HI  96732-2914

Woodland Heights Presbyterian Church                          722 W. Atlantic Street                                    7.3
Attn Gregory W. Esselman                                      Springfield, MO  65803-1516

Principal Cash Management Fund, Inc.
Class A
Delaware Charter Guarantee & Trust Co.                        P.O. Box 8704                                             7.6
Attn: Thomas R. Kline, CFO                                    Wilmington, DE  19899-8704

Class C
Principal Life Insurance Company Custodian                    3434 Thyme Drive                                          9.6
Rollover IRA of Thomas L. Parr                                Rockford, IL  61114-5385

Principal Government Securities Income Fund, Inc.
Class C
Dominica M. Bradley                                           26751 Via Zaragosa                                        8.0
                                                              Mission Viejo, CA  92691-5024

George F. Kenney & Merlyn J. Kenney Jtten                     3690 S. Willow Water Lane                                 7.5
                                                              Springfield, MO  65809-4238

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                      22.1
IRA of Richard A. Jackson                                     Granbury, Tx  76049-4215

Principal Growth Fund, Inc.
Class C
Edward Chester                                                920 SW 6th St. Apt. 112                                  14.0
                                                              Gainesville, FL  32601-6692

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                       9.4
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Tarbell Financial Corp.                                       1403 N. Tustin Ave., Suite 380                           16.3
                                                              Santa Ana, CA  92705-8620

                                                                                                                    Percentage
                             Name                                                  Address                         of Ownership

Principal High Yield Fund, Inc.
Class C
Ellen M. Bryan TOD Beneficiaries                              2608 W. Castle Court                                     21.2%
                                                              Peoria, IL  61614-3727

Marguerite M. Dunn & Patricia A. Kunz                         125 N. Main St.                                           7.4
                                                              Carroll, IA  51401-2852

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                      26.8
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Class R
Principal Life Insurance Company Custodian                    1313 Little Blue Heron Ct.                                6.2
IRA of William Flatley                                        Naples, FL  34108-3311

Principal International Emerging Markets Fund, Inc.
Class C
Betty Jo Fagerholt Revocable Living Trust                     7575 139th Ave. NE                                       12.8
                                                              Hoople, ND  58243-9523

Principal International Fund, Inc.
Class C
Edward Chester                                                920 SW 6th St., Apt. 112                                 19.7
                                                              Gainesville, FL  32601-6692

Principal Life Insurance Company Custodian                    PO Box 1523                                               5.8
IRA of Theodore J. Gomes                                      Kahului, HI  96733-1523

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                      13.0
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Principal Life Insurnace Company Custodian                    291 Dairy Rd.                                             5.7
IRA of David Masanda                                          Kahului, HI  96732-2914

Principal International SmallCap Fund, Inc.
Class C
Edward Chester                                                920 SW 6th St., Apt. 112                                 16.5
                                                              Gainesville, FL  32601-6692

Delaware Charter Guarantee and Trust Co.                      11452 Clarkson Rd.                                        5.3
Biomedical Research Laboratories Inc. PSP                     Los Angeles, CA  90064-3831
FBO Hun-Chi Lin

Betty Jo Fagerholt Revocable  Living Trust                    7575 139th Ave. NE                                        6.4
                                                              Hoople, ND  58243-9523

Principal Life Insurance Company Custodian                    8912 Brierfield Rd.                                      15.2
IRA of Richard A. Jackson                                     Granbury, TX  76049-4215

Principal Limited Term Bond Fund, Inc.
Class C
Donaldson Lufkin Jenrette                                     P.O. Box 2052                                             7.7
Securities Corporation Inc.                                   Jersey City, NJ  07303-9998

Principal Life Insurance Company Custodian                    PO Box 1523                                               5.3
IRA of Theodore J. Gomes                                      Kahului, HI  96733-1523

Principal Life Insurance Company Custodian                    2101 Sumac Dr.                                           14.7
IRA of William P. Klein                                       Champaign, IL  61821-6323

Principal Life Insurance Company Custodian                    291 Dairy Rd.                                             5.0
IRA of David Masanda                                          Kahului, HI  96732-2914

Principal Life Insurance Company Custodian                    2101 Sumac Drive                                         10.3
Conduit IRA of Mary F. McClain                                Champaign, IL  61821-6323

                                                                                                                    Percentage
                             Name                                                  Address                         of Ownership

Principal MidCap Fund, Inc.
Class C
Donaldson Lufkin Jenrette                                     P.O. Box 2052                                             6.1%
Securities Corporation, Inc.                                  Jersey City, NJ  07303-9998

Betty Jo Fagerholt Revocable Living Trust                     7575 139th Ave. NE                                        9.3
                                                              Hoople, ND  58243-9523

Principal Life Insurance Company Custodian                    2119 E. Stolley Park Road                                 5.8
IRA of Orville O. Qualsett                                    Grand Island, NE  68801-1206

Woodland Heights Presbyterian Church                          722 W. Atlantic Street                                   11.0
Attn Gregory W. Esselman                                      Springfield, MO  65803-1516

Principal Real Estate Fund, Inc.
Class C
Principal Life Insurance Company Custodian                    3344 Kalamazoo Avenue SE                                  9.0
Inherited IRA of Nicola Kern                                  Grand Rapid, MI  49508-2558
Beneficiary of Richard Kern

Principal SmallCap Fund, Inc.
Class C
Edward Chester                                                920 SW 6th St., Apt. 112                                 21.5
                                                              Gainesville, FL  32601-6692

Betty Jo Fagerholt Revocable Living Trust                     7575 139th Ave. NE                                        6.0
                                                              Hoople, ND  58243-9523

Principal Tax-Exempt Bond Fund, Inc.
Class B
Allan S. Noddle                                               Amsterdam Netherlands 1012 EX                             9.1
The Grand Oudezijds Voorburgawal 197                          Netherlands

Class C
Carol V. Hughes Trust                                         2932 E Gettysburg Avenue                                 10.5
                                                              Fresno, CA  93726-0435

Nicole Jagoe & Davie Jagoe                                    306 Drake Ct.                                             5.1
                                                              Benicia, CA  94510-1521

Rowene C. Kracht & Robert A. Kracht                           1717 N. Grant Road                                       10.2
                                                              Carroll, IA  51401-1612

Principal Utilities Fund, Inc.
Class C
Delaware Charter Guarantee and Trust Co.                      11452 Clarkson Rd.                                        7.1
Biomedical Research Laboratories Inc. PSP                     Los Angeles, CA  90064-3831
FBO Hun-Chi Lin

Donaldson Lufkin Jenrette                                     P.O. Box 2052                                             6.5
Securities Corporation, Inc.                                  Jersey City, NJ  07303-9998

James W. Smith                                                RR 1 Box 183                                              6.4
                                                              Eastman, WI  54626-9798


MANAGER AND SUB-ADVISORS


The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. Principal Financial Services, Inc. is a holding company which is a wholly-owned subsidiary of Principal Financial Group, Inc. The Principal Financial Group, Inc. is a holding company which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.


The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:            Balanced,  Blue Chip,  Capital  Value,  Government  Securities
                  Income, Growth, International,  International Emerging Growth,
                  International  SmallCap,  LargeCap  Stock Index,  Limited Term
                  Bond, MidCap, SmallCap and Utilities Funds.
Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Life Insurance Company. Assets under management at December 31, 1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des
                  Moines, Iowa 50309.

Fund:             Partners Aggressive Growth Fund
Sub-Advisor:      Morgan  Stanley  Asset  Management  ("Morgan  Stanley"),  with principal offices at 1221 Avenue of the Americas, New York, NY
                  10020, provides a broad range of portfolio management services to customers in the U.S. and abroad.  As of December 31, 1999,
                  Morgan  Stanley,  together with its  affiliated  institutional
                  asset   management    companies,    managed   investments   of
                  approximately $184.9 billion as named fiduciary or fiduciary advisor. On December 1, 1998, Morgan Stanley Asset Management
                  Inc. changed it name to Morgan Stanley Dean Witter  Investment
                  Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Fund:             Partners LargeCap Growth Fund
Sub-Advisor:      Duncan-Hurst  Capital  Management Inc.  ("Duncan-Hurst"),  was
                  founded in 1990.  Its address is 4365 Executive  Drive,  Suite
                  1520,   San  Diego  CA  92121.   As  of  December   31,  1999,
                  Duncan-Hurst managed assets of approximately $5.9 billion for institutional and individual investors.

Fund:             Partners MidCap Growth Fund
Sub-Advisor:      Turner  Investment  Partners,  Inc.  ("Turner") was founded in
                  1990. Its address is 1235 Westlake Drive, Suite 350, Berwyn PA
                  19312.  As of  December  31,  1999,  Turner had  discretionary
                  management   authority  with  respect  to  approximately  $5.7
                  billion in assets.



The Boards of Directors of the Manager, Princor (as principal underwriter of the Funds), each of the Sub-Advisors and each of the Funds have adopted a Code of Ethics designed to prevent persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. In certain circumstances personal securities trading is permitted in accordance with procedures established by the Code of Ethics. The Boards of Directors of the Manager, Princor, each of the Sub-Advisors and each of the Funds periodically review their respective Code of Ethics. The Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.


Each of the persons affiliated with a Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated:

          Name               Office Held With Each Fund                 Office Held With The Manager/Invista



John  E. Aschenbrenner     Director                                Director (Manager)
Michael J. Beer            Financial Officer                       Executive Vice President and Chief Operating Officer (Manager)
Ralph C. Eucher            Director and President                  Director and President (Manager)
Arthur S. Filean           Vice President and Secretary            Sr. Vice President (Manager)
Ernest H. Gillum           Assistant Secretary                     Vice President-Product Development (Manager)
J. Barry Griswell          Director and Chairman of the Board      Director and Chairman of the Board (Manager)
Michael D. Roughton        Counsel                                 Counsel (Manager; Invista)


COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next
                                             $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter

Blue Chip, Capital Value and Growth Funds        .60%              .55%             .50%              .45%             .40%
Partners Aggressive Growth Fund                  .75               .70              .65               .60               .55
International Fund                               .85               .80              .75               .70               .65

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next             Over
                                             $100,000,000      $100,000,000     $100,000,000      $100,000,000     $400,000,000

Balanced, High Yield, and Utilities Funds        .60%              .55%             .50%              .45%              .40%
International Emerging Markets Fund             1.25              1.20             1.15              1.10              1.05
International SmallCap Fund                     1.20              1.15             1.10              1.05              1.00
MidCap Fund                                      .65               .60              .55               .50               .45
Real Estate Fund                                 .90               .85              .80               .75               .70
SmallCap Fund                                    .85               .80              .75               .70               .65
All Other Funds                                  .50               .45              .40               .35               .30

                                              Overall Fee

LargeCap Stock Index Fund                        .35%
Partners LargeCap Growth Fund                    .90%
Partners MidCap Growth Fund                      .90%


There is no assurance that any of the Funds' net assets will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund on October 31, 1999 and the rate of the fee for each Fund for investment management services as provided in the Management Agreement for the fiscal year then ended were as follows:
                                                               Management Fee
                                      Net Assets as of     For Fiscal Year Ended
                  Fund                 October 31, 1999      October 31, 1999

Balanced Fund                            $160,113,402             0.58%
Blue Chip Fund                            291,707,955             0.46
Bond Fund                                 187,792,641             0.48
Capital Value Fund                        670,726,648             0.37
Cash Management Fund                      374,707,858             0.44
Government Securities Income Fund         279,432,929             0.45
Growth Fund                               636,878,130             0.38
High Yield Fund                            40,312,045             0.60
International Emerging Markets Fund        22,166,474             0.68
International Fund                        408,882,643             1.25
International SmallCap Fund                40,867,074             1.20
Limited Term Bond Fund                     33,418,483             0.50*
MidCap Fund                               407,721,977             0.56
Real Estate Fund                           13,009,308             0.90
SmallCap Fund                              66,121,454             0.85
Tax-Exempt Bond Fund                      198,589,990             0.46
Utilities Fund                            126,445,559             0.59

     * Before waiver.


The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.

Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.

Fees paid for investment management services during the periods indicated were as follows:


                              Management Fees For Fiscal Years Ended October 31,

           Fund                         1999         1998           1997

Balanced Fund                       $   914,378  $    750,616    $    556,009
Blue Chip Fund                        1,142,839       764,784         417,958
Bond Fund                               909,902       782,241(1)      636,217(1)
Capital Value Fund                    2,570,792     2,349,118       2,031,143
Cash Management    Fund               1,526,404     2,127,595(1)    2,864,916(1)
Government Securities Income Fund     1,283,959     1,239,644       1,227,604
Growth Fund                           2,283,089     1,863,070       1,443,120
High Yield Fund                         259,764       287,858         230,667
International Emerging Markets Fund     216,500       157,324       28,487(2)
International Fund                    2,673,903     2,492,037       1,882,664
International SmallCap Fund             358,891       242,403        30,283(2)
Limited Term Bond Fund                160,694(1)    133,825(1)       97,039(1)
MidCap Fund                           2,461,880     2,548,924       2,004,305
Real Estate Fund                        114,693      87,653(3)            N/A
SmallCap Fund                           412,361     147,083(3)            N/A
Tax-Exempt Bond Fund                    972,660       974,740         941,387
Utilities Fund                          685,175     531,644(1)        436,296(1)

   (1) Before waiver.
   (2) Period from August 14, 1997 (Date Operations Commenced) through October 31, 1997.
   (3) Period from December 11, 1997 (Date Operations Commenced) through October 31, 1998.


The Manager waived $66,728, $100,270 and $59,630 of its fee for the Limited Term Bond Fund for the years ended October 31, 1999, 1998 and 1997, respectively. The Manager waived $172,366 and $60,665 of its fee for the Bond Fund for the years ended October 31, 1998 and 1997, respectively. The Manager also waived $1,343 and $7,933 of its fee for the Cash Management Fund for the years ended October 31, 1998 and 1997, respectively. The Manager also waived $82,515 and $79,048 of its fee for the Utilities Fund for the years ended October 31, 1998 and 1997, respectively.

Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:


                                               Reimbursement by Fund
                                               of Certain Costs For
                   Fund                   Fiscal Years Ended October 31,
                                        1999          1998             1997
Balanced Fund                        $  664,179    $  521,852      $  364,442
Blue Chip Fund                        1,336,983       832,394         402,003
Bond Fund     534,104                   482,817       278,385
Capital Value Fund                    1,415,788     1,247,865         837,825
Cash Management Fund                    788,303       854,575       1,833,423
Government Securities Income Fund       544,396       499,207         407,146
Growth Fund                           1,613,707     1,421,948       1,121,832
High Yield Fund                         170,349       217,020          98,481
International Emerging Markets Fund     148,065       119,948           4,116(1)
International Fund                    1,111,335     1,168,106         906,359
International SmallCap Fund             168,397       153,320           4,283(1)
Limited Term Bond Fund                  123,038        90,187          44,634
MidCap Fund                           1,733,436     1,840,474       1,308,608
Real Estate Fund                         93,688        76,546(2)          N/A
SmallCap Fund                           348,721       199,807(2)          N/A
Tax-Exempt Bond Fund                    165,845       199,780         135,553
Utilities Fund                          390,699       304,813         230,151

   (1) Period from August 14, 1997 (Date Operations Commenced) through October 31, 1997.
   (2) Period from December 11, 1997 (Date Operations Commenced) through October 31, 1998.

NOTE: The Manager voluntarily waived a portion of its fee for the Limited Term Bond Fund from the date operations commenced and intends to continue such waiver and, if necessary, pay expenses normally payable by the Limited Term Bond Fund through the period ending October 31, 2000 in an amount that will maintain a total level of operating expenses, which as a percent of average net assets attributable to a class on an annualized basis will not exceed 1.00% for the Class A shares, 1.35% for the Class B shares, 1.35% for the Class C shares and 1.60% for the Class R shares. The effect of the waiver was and will be to reduce the Fund's annual operating expenses and increase the Fund's yield and effective yield.


         The Manager has agreed to waive a portion of its fee for the Blue Chip Fund from November 1, 1999. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Blue Chip Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares and 1.70% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.

         The Manager has agreed to waive a portion of its fee for the Real Estate Fund from November 1, 1999. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Real Estate Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.90% for Class A Shares, 2.65% for Class B Shares, 2.65% for Class C Shares and 2.40% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.

         The Manager has agreed to waive a portion of its fee for the SmallCap Fund from November 1, 1999. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the SmallCap Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.80% for Class A Shares, 2.55% for Class B Shares, 2.55% for Class C Shares and 2.30% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses

         The Manager has agreed to waive a portion of its fee for the International Emerging Markets Fund from November 1, 1999. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the International Emerging Markets Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 2.50% for Class A Shares, 3.25% for Class B Shares, 3.25% for Class C Shares and 3.00% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.


         The Manager has agreed to waive a portion of its fee for the LargeCap Stock Index Fund from March 1, 2000. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the LargeCap Stock Index Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 0.80% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares and 1.30% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.

         The Manager has agreed to waive a portion of its fee for the Partners Aggressive Growth Fund from November 1, 1999. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Partners Aggressive Growth Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.60% for Class A Shares, 2.35% for Class B Shares, 2.35% for Class C Shares and 2.10% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.

         The Manager has agreed to waive a portion of its fee for the Partners LargeCap Growth Fund from March 1, 2000. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Partners LargeCap Growth Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.80% for Class A Shares, 2.55% for Class B Shares, 2.55% for Class C Shares and 2.30% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.

         The Manager has agreed to waive a portion of its fee for the Partners MidCap Growth Fund from March 1, 2000. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Partners MidCap Growth Fund through the period ending October 31, 2000. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed 1.80% for Class A Shares, 2.55% for Class B Shares, 2.55% for Class C Shares and 2.30% for Class R Shares. The effect of the waiver is to reduce the Fund's annual operating expenses.


Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.


The Management Agreement for each Fund (except Growth, LargeCap Stock Index, MidCap, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth) was last approved by shareholders of the applicable Fund on November 2, 1999. Shareholders approved the Management Agreement for the other Funds as follows: Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Partners Aggressive Growth - November 1, 1999; Partners LargeCap Growth - February 25, 2000; and Partners MidCap Growth-February 25, 2000.


The agreements for each Fund were last approved by the Board of Directors for that Fund as follows:

                                            Investment Service               Management             Sub-Advisory
         Fund                                    Agreement                    Agreement               Agreement


   Balanced                                        9/13/99                     9/13/99                  9/13/99
   Blue Chip                                       9/13/99                     9/13/99                  9/13/99
   Bond                                            9/13/99                     9/13/99                  9/13/99
   Capital Value                                   9/13/99                     9/13/99                  9/13/99
   Cash Management                                 9/13/99                     9/13/99                  9/13/99
   Government Securities Income                    9/13/99                     9/13/99                  9/13/99
   Growth                                          9/13/99                     9/13/99                  9/13/99
   High Yield                                      9/13/99                     9/13/99                  9/13/99
   International                                   9/13/99                     9/13/99                  9/13/99
   International Emerging Markets                  9/13/99                     9/13/99                  9/13/99
   International SmallCap                          9/13/99                     9/13/99                  9/13/99
   LargeCap Stock Index                           12/13/99                    12/13/99                 12/13/99
   Limited Term Bond                               9/13/99                     9/13/99                  9/13/99
   MidCap                                          9/13/99                     9/13/99                  9/13/99
   Partners Aggressive Growth                          N/A                     9/13/99                  9/13/99
   Partners LargeCap Growth                            N/A                    12/13/99                 12/13/99
   Partners MidCap Growth                              N/A                    12/13/99                 12/13/99
   Real Estate                                     9/13/99                     9/13/99                  9/13/99
   SmallCap                                        9/13/99                     9/13/99                  9/13/99
   Tax-Exempt Bond                                 9/13/99                     9/13/99                  9/13/99
   Utilities                                       9/13/99                     9/13/99                  9/13/99


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of the transaction (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor gives consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information may not be useful to the Manager or Sub-Advisor in managing the client account, brokerage for which resulted in the Manager's or Sub-Advisor's receipt of the statistical data and research information. However, in the Manager's or Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Manager's or Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's or Sub-Advisor's own research efforts. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the fiscal year ended October 31, 1999 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


                        Fund                         Commissions Paid

              Balanced                                   $  12,785
              Capital Value                                 41,550
              Growth                                        88,339
              International Emerging Markets                   215
              International                                 65,764
              International SmallCap                           241
              MidCap                                        66,150
              SmallCap                                       3,055


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers which provided research, statistical or other factual information.


                                                               Total Brokerage Commissions Paid

                     Fund                         1999                       1998                      1997

     Balanced Fund                            $    50,867                 $  70,261                  $  47,096
     Blue Chip Fund                               149,945                    41,024                    113,923
     Capital Value Fund                           695,270                   331,316                    339,994
     Growth Fund                                  438,476                   276,004                     43,018
     International Emerging Markets Fund          125,801                    51,821                     45,140*
     International Fund                         1,201,021                   758,808                    708,333
     International SmallCap Fund                  306,636                   101,485                     46,970*
     MidCap Fund                                  517,173                   242,311                     98,217
     Real Estate Fund                              36,634                    40,791**                      N/A
     SmallCap Fund                                154,031                    46,957**                      N/A
     Utilities Fund                                95,017                    39,470                     58,450

     *    Period  from  August 14,  1997  (date  operations  commenced)  through
          October 31, 1997.
     **   Period from  December  11, 1997 (date  operations  commenced)  through
          October 31, 1998.


Brokerage commissions paid to affiliates during the fiscal year ending October 31 were as follows:


                                                 Commissions Paid to Goldman Sachs Co.
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions       of Commissionable Transactions
Balanced Fund
         1999                           $  1,725                   3.39%                         1.94%
         1998                              2,950                   4.20%                         1.87%
Blue Chip Fund
         1999                              7,735                   5.16%                         5.25%
Capital Value Fund
         1999                             87,440                  12.58%                        10.41%
Growth Fund
         1999                             10,650                   2.43%                         3.63%
         1998                              5,000                   1.81%                         1.87%
International Emerging Markets Fund
         1999                              6,756                   5.37%                         5.97%
         1998                                662                   1.28%                         1.54%
International Fund
         1999                             90,123                   7.50%                         5.97%
         1998                             41,600                   5.48%                         5.79%
International SmallCap Fund
         1999                             26,377                   8.60%                         9.72%
         1998                              2,326                   2.29%                         2.96%
MidCap Fund
         1999                             21,673                   4.19%                         3.49%
Real Estate Fund
         1999                                135                   0.37%                         0.47%
SmallCap Fund
         1999                              2,370                   1.54%                         2.95%
         1998                                210                   0.45%                         0.61%
Utilities Fund
         1999                              3,160                   3.33%                         3.83%
         1998                              1,500                   3.80%                         3.71%



                                              Commissions Paid to J.P. Morgan Securities
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions       of Commissionable Transactions
Balanced Fund
         1999                           $  6,841                  13.45%                        15.18%
         1998                                500                   0.71%                         1.03%
Blue Chip Fund
         1999                              8,485                   5.66%                         5.82%
         1998                              1,950                   4.75%                         5.35%
Capital Value Fund
         1999                              9,470                   1.36%                         1.83%
         1998                             18,935                   5.72%                         6.27%
Growth Fund
         1999                             23,170                   5.28%                         5.47%
         1998                              1,250                   0.45%                         0.39%
International Emerging Markets Fund
         1999                              4,492                   3.57%                         4.82%
         1998                              2,570                   4.96%                         6.77%
International Fund
         1999                             13,911                   1.16%                         1.22%
         1998                             17,961                   2.37%                         1.80%
MidCap Fund
         1999                             10,715                   2.07%                         1.87%
Real Estate Fund
         1999                              8,845                  24.14%                        23.03%
         1998                              3,205                   7.86%                         7.67%
SmallCap Fund
         1999                              3,065                   1.99%                         2.68%
Utilities Fund
         1999                              3,935                   4.14%                         4.98%



                                         Commissions Paid to Morgan Stanley& Co. Incorporated
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions       of Commissionable Transactions
Balanced Fund
         1999                           $  2,300                   4.52%                         4.33%
         1998                              2,630                   3.74%                         2.27%
         1997                                 45                     -                           0.1%
Blue Chip Fund
         1999                             13,950                   9.30%                        11.72%
         1998                                365                   0.89%                         0.99%
         1997                              4,602                   4.0%                          2.4%
Capital Value Fund
         1999                             12,575                   1.81%                         2.48%
         1998                             13,740                   4.15%                         3.78%
         1997                              9,900                   2.9%                          2.4%
Growth Fund
         1999                             12,338                   2.81%                         3.90%
         1998                             12,500                   4.53%                         4.92%
         1997                              3,250                   7.6%                          8.5%
International Emerging Markets Fund
         1999                              2,570                   2.04%                         2.76%
         1998                              1,499                   2.89%                         3.64%
         1997                              1,586                   3.5%                          9.3%
International Fund
         1999                            128,900                  10.73%                        11.76%
         1998                             78,938                  10.40%                        10.03%
         1997                             20,595                   2.9%                          2.7%
International SmallCap Fund
         1999                             18,755                   6.12%                         8.26%
         1998                              4,284                   4.22%                         7.42%
         1997                              1,502                   3.2%                          4.2%
MidCap Fund
         1999                             21,551                   4.17%                         5.00%
         1998                              7,716                   3.18%                         4.19%
         1997                              3,750                   3.8%                          2.8%
Real Estate Fund
         1999                              1,600                   4.37%                         4.10%
         1998                             11,540                  28.29%                        28.36%
SmallCap Fund
         1999                                795                   0.52%                         0.81%
         1998                                840                   1.79%                         1.65%
Utilities Fund
         1999                                340                   0.36%                         0.49%
         1998                              1,735                   4.40%                         5.95%


Morgan Stanley & Co. Incorporated is affiliated with Morgan Stanley, which acts as sub-advisor to the Partners Aggressive Growth Fund and two Accounts included in the Fund complex.

The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company. The Manager or Sub-Advisor, if any, places orders to trade portfolio securities for each of these Funds.


For the Bond, Cash Management, High Yield and Tax-Exempt Bond Funds as well as those for which Invista serves as Sub-Advisor, the following describes the allocation process used. If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.


If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


Invista expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. Invista will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

Invista may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, Invista considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for Invista's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, Invista will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Growth Fund:

Where Duncan-Hurst buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution. Whenever Duncan-Hurst does so, each account on whose behalf an order was placed will receive the average price and will bear a proportionate share of all transaction costs, based on the size of that account's order. Clients receiving such concurrent treatment may include investment limited partnerships of which Duncan-Hurst is a general partner and accounts as to which Duncan-Hurst may receive performance-based fees. In some cases, they may also include affiliates of Duncan-Hurst.

The following describes the allocation process utilized by the Sub-Advisor for the Partners MidCap Growth Fund:

Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

HOW TO PURCHASE SHARES

Each Fund, except the Tax-Exempt Bond Fund, offers investors four classes of shares which bear sales charges in different forms and amounts: Class A, Class B, Class C and Class R shares. The Tax-Exempt Bond Fund offers only Class A, Class B and Class C shares.


Purchases are generally made by completing an Account Application or a Principal Mutual Fund IRA Application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.


Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

Class A Shares. An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of
 .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18 month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Class C Shares. Class C shares are sold without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of Fund shares.

Class C shares bear a higher 12b-1 fee than other Class shares. Currently Class C share 12b-1 fees are set at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets. See "Distribution Plan." Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than other Class shares due to the higher 12b-1 fee. Class C shares do not convert into other Class shares. Class C shares are subject to higher expenses than other Class shares for an indefinite period.

Which arrangement between Class A, Class B and Class C Shares is better for an investor? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased. If you prefer not to pay an initial sales charge and you plan to hold your investment for greater than one but less than seven years, you may prefer Class C shares.


Class R Shares. Class R shares are purchased without an initial sales charge or a contingent deferred sales charge ("CDSC"). Class R shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to .75% (.65% for the LargeCap Stock Index Fund) of the Fund's average net assets attributable to Class R shares. See "Distribution and Shareholder Servicing Plans and Fees." Class R shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class R shares automatically convert to Class A shares, based on relative net asset value (without a sales charge), 49 months after the purchase date. Class R shares acquired by exchange from Class R shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. (See "How to Exchange Shares Among Principal Mutual Funds" in the Prospectus.) At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class R shares converting into Class A shares bears to the shareholder's total Class R shares that were not acquired through dividends and distributions. The conversion of Class R shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class R shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class R shares would continue to be subject to higher expenses that Class A shares for an indefinite period.

Purchasing Class R Shares. Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who: receive lump sum distributions from retirement plans serviced by Principal Life Insurance Company; or are participants in retirement and employer welfare benefit plans serviced by Principal Life Insurance Company; or own individual life or disability insurance policies issued by Principal Life
Insurance  Company;  or have  mortgages  which are  serviced by  Principal  Life
Insurance Company; or are customers of Principal Bank; or have existing Principal Mutual Fund Class R Share accounts. Generally, the initial amount to be invested in a Principal Mutual Fund IRA is directly transferred to Princor from the Administered Employee Benefit Plans ("AEBP"). However, in some cases the investor purchases shares by check. If investing by check, shares are issued at the offering price next computed after the completed application and check are received at Princor's main office. Orders from individuals for Class R shares that equal or exceed $500,000 are treated as orders for Class A shares, unless accompanied by a written acknowledgment that the order should be treated as an order for Class R shares.


OFFERING PRICE OF FUNDS' SHARES

The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

Class A shares
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds, except the LargeCap Stock Index and Limited Term Bond Funds, are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Class A shares of the LargeCap Stock Index and Limited Term Bond Funds are sold to the public at the net asset value plus a sales charge which ranges from a high of 1.50% to a low of 0% of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                                            Sales Charge for                                              Dealer Allowance as
                                            All Funds Except              Sales Charge for                % of Offering Price
                                        LargeCap Stock Index and       LargeCap Stock Index and         All Funds         LargeCap
                                         Limited Term Bond Funds        Limited Term Bond Funds      Except LargeCap     Stock Index
                                           Sales Charge as % of:         Sales Charge as % of:         Stock Index       and Limited
                                         Offering       Amount          Offering      Amount           and Limited          Term
     Amount of Purchase                    Price       Invested           Price      Invested        Term Bond Funds      Bond Funds
Less than  $50,000                         4.75%        4.99%              1.50%       1.52%              4.00%              1.25%
$50,000 but less than $100,000             4.25         4.44               1.25        1.27               3.75               1.00
$100,000 but less than $250,000            3.75         3.90               1.00        1.01               3.25               0.75
$250,000  but less than $500,000           2.50         2.56               0.75        0.76               2.00               0.50
$500,000 but less than $1,000,000          1.50         1.52               0.50        0.50               1.25               0.25
$1,000,000 or more                   No  Sales  Charge  0.00        No  Sales  Charge  0.00               0.75                0.25

Rights of Accumulation. The applicable sales charge is determined by adding the current net asset value of any Class A shares, Class B shares and Class C shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A, Class B or Class C shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.25% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/dealer other than Princor, the dealer should be advised of any shares already owned.

Investments made by an individual, or by an individual's spouse and dependent children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee-benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.

Statement of Intention (SOI). Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and dependent children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.

An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.

The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor Financial Services Corporation for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.


Purchases at Net Asset Value.
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o    by non-ERISA clients of Invista and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life (except for shares of Tax-Exempt Bond Fund);
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge;
o by using cash payments received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met;
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    you must send us either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

Each of the Funds, except Principal Tax-Exempt Bond Fund, have obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life Insurance Company. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life Insurance Company and for which Principal Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.

During the period beginning December 1, 2000 and ending January 31, 2001, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.

Purchases at a Reduced Sales Charge. A reduced sales charge is also available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.) Such shares may be purchased at net asset value plus a sales charge which ranges from a high of 2.50% to a low of 0% of the offering price (equivalent to a range of 2.56% to 0% of the net amount invested) according to the schedule below:

                                                    Sales Charge as a % of:

                                                                                 Net Dealer Allowance as %
                                                  Offering           Amount              of Offering
            Amount of Purchase                      Price           Invested               Price

     Less than $500,000                            2.50%              2.56%                  2.10%
     $500,000 but less than $1,000,000             1.50               1.52                   1.25
     $1,000,000 or more                        No Sales Charge        0.00                   0.75

Sales Charges for Employer-Sponsored Plans


Administered Employee Benefit Plans. Class A shares of the Growth-Oriented Funds (except LargeCap Stock Index Fund) and Income-Oriented Funds (except Limited Term Bond Fund and, in certain circumstances, Tax-Exempt Bond Fund which is not available for certain retirement plans) are sold at net asset value to stock bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended, certain Section 403(b) Plans, Section 457 Plans and other Non-qualified Plans administered by Principal Life Insurance Company pursuant to a written service agreement ("Administered Employee Benefit Plans"). The service agreement between Principal Life Insurance Company and the employer relating to the administration of the plan includes a charge payable by the employer for any commissions which Princor is authorized to pay in connection with such sales. Principal Life Insurance Company in turn pays the amount of these charges to Princor. The commission payable by Princor in connection with any such sale may be determined in accordance with one of the following schedules:


                                                 Schedule 1
                                                            Amount Payable by Employer as a Percent
         Amount of Plan Contributions*  in Each Year                    of Plan Contributions

                     The first $5,000                                          4.50%
                     The next $5,000                                           3.00
                     The next $5,000                                           1.70
                     The next $35,000                                          1.40
                     The next $50,000                                          0.90
                     The next $400,000                                         0.60
                     Excess over $500,000                                      0.25


                                                  Schedule 2
                     The first $50,000                                                             3.00%
                     The next $50,000                                                              2.00
                     The next $400,000                                                             1.00
                     The next $2,500,000                                                           0.50
                     Excess over $3,000,000                                                        0.25

     * Plan contributions directed to an annuity contract issued by Principal Life Insurance Company to fund the plan are combined with contributions directed to the Funds to determine the applicable commission charge.

Generally, the commission level described in Schedule 2 apply for salary deferral Plans and the commission level described in Schedule 1 apply to other plans. No commission will be payable by the employer if shares of the Funds used to fund an Administered Employee Benefit Plan are purchased through a registered representative of Princor Financial Services Corporation who is also a Group Insurance Representative employee of Principal Life Insurance Company.

Plans Other Than Administered Employee Benefit Plans. Shares of the Funds are offered to fund certain sponsored Princor plans. These plans can be divided into three categories: Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans); Group Solicited Plan Terminations; and other employer-sponsored retirement plans (SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, Payroll Deduction Plans ("PDP") and certain Association Plan.

     Princor 401 Plans
     When establishing a Princor Section 401 Plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan, contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares unless the plan trustee directs otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

     Group Solicited Plan Terminations
     Occasionally, an employer terminates a Section 401 Plan. If the employer or plan trustee enters into a written agreement with Princor permitting the group solicitation of the employees/plan participants, the proceeds of distributions from such plans are eligible to purchase shares of the funds at net asset value. A redemption of such shares within 18 months after purchase are subject to a contingent deferred sales charge ("CDSC") at the rate of .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The CDSC is waived in connection with (1) redemption of shares to satisfy IRS minimum distribution rules or (2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of the shareholder's Class A shares of a Fund on the last business day of December each year to be withdrawn automatically in equal monthly installments throughout the year.

     Other Employer Sponsored Princor Plans
     When establishing an employer-sponsored Princor plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases of $250,000 or more. If Class B shares are used to fund the plan and a plan participant has $250,000 or more invested in Class B shares, Class A shares are purchased with plan contributions attributable to the plan participant, unless the plan participant elects otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

Shares of the funds are also available to participants of Princor 403(b) plans at the same sales charge levels available to other employer-sponsored Princor plans described above. However, contributions by plan participants are not combined to determine sales charges.

The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.

Class B shares
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                                           Contingent Deferred Sales Charge as a Percentage
                                                  of Dollar Amount Subject to Charge
                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98

                                           All Funds                                      All Funds
      Years Since Purchase             Except LargeCap          LargeCap Stock         Except LargeCap        LargeCap Stock
                                       Stock Index and             Index and          Stock Index and            Index and
                                         Limited Term            Limited Term           Limited Term           Limited Term
     Payments Made                        Bond Funds               Bond Funds              Bond Funds            Bond Funds

  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                   None
  more than 6 years                          None                   None                    None                   None

In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.

The CDSC is waived on redemptions of Class B shares in connection with the following types of transactions:
a.   Shares redeemed due to a shareholder's death;
b. Shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
c. Shares redeemed from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
d.   Shares redeemed to pay surrender charges;
e.   Shares redeemed to pay retirement plan fees;
f. Shares redeemed involuntarily from small balance accounts (values of less than $300);
g. Shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
h. Shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or
i. Shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:


                                                 Underwriting Fees for
                                           Fiscal Years Ended October 31,
                   Fund                 1999          1998           1997
Balanced Fund                        $  689,518    $   716,315    $   518,345
Blue Chip Fund                        1,419,225     1,230, 098        816,203
Bond Fund                               800,916        887,870        582,903
Capital Value Fund                    1,647,688      1,769,043      1,383,995
Cash Management Fund                     76,773         19,171         14,123
Government Securities Income Fund       940,825        846,821        737,229
Growth Fund                           2,515,833      2,079,726      1,548,696
High Yield Fund                         200,747        335,156        321,051
International Emerging Markets Fund     111,950        114,325         33,588(1)
International Fund                    1,032,623      1,369,016      1,524,740
International SmallCap Fund             156,120        197,039         38,421(1)
Limited Term Bond Fund                   89,515         77,191         50,773
MidCap Fund                           1,677,041      2,447,638      2,152,664
Real Estate Fund                         50,841         53,280(2)         N/A
SmallCap Fund                           453,831        398,391(2)         N/A
Tax-Exempt Bond Fund                    576,841        667,756        558,697
Utilities Fund                          513,501        339,353        169,904

(1) Period from August 14, 1997 (Date Operations Commenced) through October 31, 1997.
(2) Period from December 11, 1997 (Date Operations Commenced) through October 31, 1998.


Class C Shares
Class C shares are sold without a sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. The amount of the CDSC, if any, is calculated as a percentage of the amount being redeemed according to the following table.

                                           Contingent Deferred Sales Charge as a Percentage
                                                  of Dollar Amount Subject to Charge
                                                                                            For Certain Sponsored Plans
                                                                                               Commenced After 2/1/98
                                                 All Funds                                  All Funds
                                              Except LargeCap       LargeCap Stock       Except LargeCap      LargeCap Stock
                                              Stock Index and          Index and         Stock Index and         Index and
              Years Since Purchase             Limited Term          Limited Term         Limited Term         Limited Term
                  Payments Made                  Bond Funds            Bond Funds           Bond Funds           Bond Funds

         1 year or less                            1.00%                0.50%                 1.00%               0.50%
         more than 1 year                          None                 None                  None                 None


For the purpose of determining the holding period of Class C shares, all payments during a month are aggregated and considered to have be made on the first day of that month. In processing redemptions of Class C shares, the Fund first redeems shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you pay the lowest possible CDSC.

The CDSC on Class C shares may be waived or reduced as follows:

o for automatic redemptions (Periodic Withdrawal Plans) (limited to 10% of the value of the account);

o    if  the  redemption  results  from  the  death  or a  total  and  permanent disability (as defined in Section 72 of the Internal Revenue Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan;
o if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or
o if the distribution is to a participant in an employer-sponsored retirement plan and is
     o    a return of excess employee deferrals or contributions,
     o    a qualifying hardship distribution as defined by the Code,
     o    from a termination of employment,
     o    in the form of a loan to a participant  in a plan which permits loans,
          or
     o from qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC is not applicable if the selling broker-dealer elects, with Princor's approval, to waive receipt of the commission normally paid at the time of the sale.

Class C shares of the Cash Management Fund may be purchased only by exchange from other Class C share accounts. Class C shares do not convert into any other Class shares. Class C shares provide you the benefit of putting all your dollars to work from the time of investment, but have higher ongoing fees and lower dividends than Class A shares.

DISTRIBUTION PLAN

Rule 12b-1 of the Investment Company Act of 1940 (the "Act"), as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.

Class A Distribution Plan. Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class B Distribution Plan. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class C Distribution Plan. Each Class C Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class C shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Class C shares are sold without an initial sales charge. Princor may remit on a continuous basis up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class R Distribution Plan. Each of the Funds, except the Tax-Exempt Bond Fund, has adopted a distribution plan for the Class R shares. Each Class R Plan (except the LargeCap Stock Index Fund) provides for payments by the Fund to Princor at the annual rate of up to .75% of the Fund's average net assets attributable to Class R shares. The Class R Plan for the LargeCap Stock Index Fund provides for payments from the Fund to Princor at the annual rate of up to
 .65% of the Fund's average net assets attributable to Class R shares

Although Class R shares are sold without an initial sales charge, Princor incurs certain distribution expenses. In addition, Princor may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

General Information Regarding Distribution Plans. A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

If expenses under a Class A, Class B or Class R Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to these Plans that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.

The Funds pay Princor the compensation described in the Class C Plan. The amount of the payment and the distribution expenses are reviewed annually by the Board of Directors of each Fund.

The amount received from each Fund and retained by Princor during the year ended October 31, 1999 and the manner in which such amounts were spent pursuant to the Class A Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures
                                              Prospectus and                               Registered
                                                Shareholder                   Salaries   Representative
                                   Amount         Report          Sales           &           Sales        Service        Total
              Fund                Retained       Printing       Brochures     Overhead      Materials       Fees      Expenditures
Balanced                        $  281,544       $ 11,194        $12,931      $ 124,364      $14,319       $118,736   $  281,544
Blue Chip                          398,224         15,688         16,313        186,708       20,675        158,840      398,224
Bond                               377,708         13,024         13,263        138,124       16,779        196,518      377,708
Capital Value                    1,009,068         26,762         25,938        248,032       34,818        673,518    1,009,068
Government Securities Income       588,420         14,355         15,455        160,619       18,754        379,237      588,420
Growth                           1,142,540         36,918         33,145        307,895       47,162        717,419    1,142,540
High Yield                          81,018          3,988          4,787         49,543        5,266         17,433       81,018
International Emerging Markets      25,107          1,392          2,236         17,745        2,465          1,269       25,107
International                      672,611         21,377         26,347        210,368       32,949        381,569      672,611
International SmallCap              42,474          2,490          3,692         28,608        4,190          3,494       42,474
Limited Term Bond                   40,320          2,304          2,911         25,896        2,971          6,238       40,320
MidCap                             845,826         27,815         26,807        249,771       37,042        504,390      845,826
Real Estate                         15,770            912          1,276         12,034        1,158            389       15,770
SmallCap                            75,376          4,656          5,144         48,854        6,132         10,590       75,376
Tax-Exempt Bond                    496,651         12,614         14,795        151,653       16,572        301,017      496,651
Utilities                          235,289          9,153         11,126        102,293       11,858        100,859      235,289


The amount received from each Fund and retained by Princor during the period ended October 31, 1999 and the manner in which such amounts were spent pursuant to the Class B Distribution Plan for the last fiscal period of each of the Funds were as follows:


                                                                             Expenditures
                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures Overhead      Materials    Fees     Commissions Expenditures
Balanced                        $198,343         $5,586      $ 3,744    $64,090     $  7,209     $28,814    $  88,901    $198,343
Blue Chip                        418,361         10,834        7,262     91,904       14,143      64,340      229,878     418,361
Bond                             229,930          6,180        4,157     68,540        8,077      35,695      107,282     229,930
Capital Value                    439,339         10,779        7,245    101,434       14,024      84,401      221,456     439,339
Cash Management                   15,843            879          573      8,668        1,103       4,620            0      15,843
Government Securities Income     258,662          5,564        3,720     64,241        7,235      39,721      138,182     258,662
Growth                           751,729         17,277       11,289    141,284       21,888     142,742      417,249     751,729
High Yield                        75,683          3,148        2,217     41,591        4,261       9,282       15,185      75,683
International Emerging Markets    33,938          1,681        1,144     21,563        2,197       1,360        5,993      33,938
International                    342,736         10,269        6,885     95,233       13,145      81,155      136,049     342,736
International SmallCap            69,817          3,427        2,358     40,517        4,534       5,900       13,081      69,817
Limited Term Bond                 11,986            505          334      9,324          648         479          697      11,986
MidCap                           480,422         12,406        8,747    114,879       16,753     123,863      203,775     480,422
Real Estate                       25,863          1,345          923     19,225        1,789         369        2,212      25,863
SmallCap                          85,272          3,167        2,129     33,866        4,116       5,674       36,320      85,272
Tax-Exempt Bond                   78,975          2,140        1,412     26,272        2,774      18,452       27,925      78,975
Utilities                        129,593          4,113        2,750     47,240        5,329      16,749       53,410     129,593


The amount received from each Fund and retained by Princor during the period ended October 31, 1999 and the manner in which such amounts were spent pursuant to the Class C Distribution Plan for the last fiscal period of each of the Funds were as follows:


                                                                             Expenditures
                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures  Overhead     Materials    Fees     Commissions Expenditures
Balanced                            $553           $205         $ 82        $19         $ 93       $0            $154        $553
Blue Chip                            626            267          107         14          121        0             116         626
Bond                                 589            188           75         19           85        0             223         589
Capital Value                        454            184           74         11           83        0             103         454
Cash Management                      371             65           26          4           30        0             245         371
Government Securities Income         680            224           90         27          101        0             238         680
Growth                               871            373          149         16          169        0             164         871
High Yield                           450             76           30         34           34        0             276         450
International Emerging Markets       333             77           31         19           35        0             172         333
International                        459            141           56         11           64        0             187         459
International SmallCap               408            142           57         29           64        0             117         408
Limited Term Bond                    679            174           69         59           78        0             298         679
MidCap                               515            196           78         12           88        0             141         515
Real Estate                          325             48           19         25           22        0             210         325
SmallCap                             468            186           75         16           84        0             107         468
Tax-Exempt Bond                      390             85           34         64           39        0             168         390
Utilities                            575            202           81         20           91        0             181         575


The amount received from each Fund and retained by Princor during the period ended October 31, 1999 and the manner in which such amounts were spent pursuant to the Class R Distribution Plan for the last fiscal period of each of the Funds were as follows:


                                                                     Expenditures
                                              Prospectus and                 Registered
                                                Shareholder                Representative              Underwriter's
                                    Amount        Report          Sales         Sales        Service   Salaries and        Total
                 Fund              Retained      Printing       Brochures     Materials       Fees       Overhead      Expenditures
Balanced                         $165,857         $5,852         $4,044        $ 8,019     $ 57,285      $ 90,657        $165,857
Blue Chip                         320,689          8,641          5,912         11,685      107,005       187,446         320,689
Bond                               99,448          3,709          2,550          5,021       37,080        51,087          99,448
Capital Value                     270,170          7,949          5,508         10,814      108,796       137,103         270,170
Cash Management                    61,325          1,596          1,071          2,104       30,279        26,276          61,325
Government Securities Income       71,106          2,747          1,842          3,692       25,910        36,915          71,106
Growth                            301,974          7,315          4,958          9,891       96,761       183,048         301,974
High Yield                         17,181          1,566          1,056          2,111        6,831         5,618          17,181
International Emerging Markets      8,084            767            484            943          857         5,033           8,084
International                     142,372          5,161          3,588          7,077       51,402        75,143         142,372
International SmallCap             10,270            730            477            949        1,241         6,873          10,270
Limited Term Bond                  20,129          1,684          1,193          2,386        5,961         8,905          20,129
MidCap                            175,791          6,275          4,354          8,534       64,347        92,281         175,791
Real Estate                        15,022          2,344          1,493          2,910        1,315         6,959          15,022
SmallCap                           50,365          2,393          1,549          3,032        6,951        36,439          50,365
Utilities                          46,756          1,941          1,287          2,578       10,898        30,051          46,756


A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the Act), or by vote of a majority of the outstanding voting securities of the class of shares of a Fund to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares of a Fund provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate.

While a Distribution Plan is in effect for a Fund, the selection and nomination of Directors who are not interested persons of that Fund is at the discretion of the Directors who are not interested persons.

Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the directors of the Fund including a majority of the non-interested directors. The Plans for Classes A, B, C and R shares were last approved by the Board of Directors of all Funds, including a majority of the non-interested directors, on December 13, 1999.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

Growth-Oriented and Income-Oriented Funds


The share price of each class of the Growth-Oriented and Income-Oriented Funds is calculated each day that the New York Stock Exchange is open. The Funds treat as customary national business holidays the days when the New York Stock Exchange is closed (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that class outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is for exchanged-listed securities, the closing price; for United Kingdom-listed securities, the marketmaker provided price; and for non-listed equity securities, the bid price. Non-listed corporate debt securities, government securities and municipal securities are usually valued using an evaluated bid price provided by a pricing service. If closing prices are unavailable for exchange-listed securities, generally the bid price, or in the case of debt securities an evaluated bid price, is used to value such securities. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, which may include dealers with which the Fund has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors of the Fund.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used to compute the share prices are usually determined when the foreign market closes. Occasionally, events which affect the values of such securities and foreign currency exchange rates occur between the times at which the values are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of securities occur during such period, the securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent a Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Emerging Markets Fund, International Fund and International SmallCap Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Fund

The share price of each class of shares of the Cash Management Fund is determined at the same time and on the same days as the Growth-Oriented and Income-Oriented Funds as described above. The share price for each class of shares of the Fund is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Cash Management Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by its Board of Directors to be of high quality with minimal credit risks.

The Board of Directors for the Cash Management Fund has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists  which  may  result in  material  dilution  or other  unfair  results  to shareholders, the Board takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

PERFORMANCE CALCULATION

The Principal Mutual Funds advertise their performance in terms of total return or yield for each class of shares. The figures used for total return and yield are based on the past performance of a Fund. They show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield vary from time to time depending upon:
o    market conditions
o    the composition of a Fund's portfolio
o    operating expenses

These factors and differences in the methods used in calculating performance figures should be considered when comparing a Fund's performance to the performance of other investments.

A Fund may include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as
o    Baron's, Changing Times
o    Forbes
o    Fortune
o    Investment Advisor
o    Lipper Analytical Services
o    Money Magazine
o    Stanger's Investment Advisor
o    The Wall Street Journal
o    USA Today
o    U.S. News
o    Weisenberger Investment Companies Services
o    W. R. Kipplinger's Personal Finance


A Fund may also include in its advertisements comparisons of the performance of the Fund to that of various market indices, such as:
o    Bond Buyer Municipal Index
o    Dow Jones Industrials Index
o    Dow Jones Utility Index with Income
o    Lehman Brothers BAA Corporate Index
o    Lehman Brothers GNMA Index
o    Lehman Brothers High Yield Index
o    Lehman Brothers Municipal Bond Index
o    Lehman Brothers Revenue Bond Index
o    Brothers Mutual Fund Short Government/Corporate Index
o    Lehman Brothers Intermediate Government/Corporate Index
o    Lehman Brothers Government/Corporate Bond Index
o    Merrill Lynch Corporate Government Bond Index
o    Morgan Stanley Capital International EAFE (Europe,  Australia and Far East)
     Index
o    Morgan Stanley Capital  International EMF (Emerging Markets) Index
o    Morgan Stanley REIT Index
o    Russell 1000 Growth Index
o    Russell 2000 Index
o    Russell 2000 Growth Index
o    Russell 2000 Value Index
o    Russell MidCap Value Index
o    Salomon Brothers Investment Grade Bond Index
o    S&P 400 MidCap Index
o    S&P 500 Index
o    S&P 600 Index
o    S&P Barra Value Index
o    Valueline
o    World Index


Total Return

The Growth-Oriented and Income-Oriented Funds include its average annual total return for the one-, five- and ten-year periods as of the last day of the most recent calendar quarter when advertising total return figures. If the Fund or class has been in existence for a shorter time period, it uses the time from the beginning of the Fund (or class) to the end of the most recent calendar quarter.

Average annual total return is calculated by comparing an initial $1,000 investment to the redeemable value of the Fund at the end of 1, 5 or 10 years (or from the Fund's inception date).

     Initial  Investment  - $1,000 less maximum  front-end  sales charge (in the case of Class A shares)
     Ending redeemable value - assumes the reinvestment of all dividends and capital gains at net asset value less the applicable contingent deferred sales charge (in the case of Class B or Class C shares).

A Fund may also include in its advertising average annual total return for some other period or cumulative total return for a specified period. These returns may include reduced sales charges, reflect no sales charge or CDSC in order to illustrate the change in a Fund's net asset value over time. Cumulative total return is calculated:

               (Ending redeemable value less the initial investment)
                                Initial investment


The following table shows as of October 31, 1999 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. The returns do not include a sales charge which would make the returns less than those shown. Class A shares are generally sold subject to a sales charge.

                 Fund                   1-Year        5-Year         10-Year
   Balanced Fund                        (0.07)%       11.06%          9.80%
   Blue Chip Fund                       11.50         18.81          14.01(1)
   Bond Fund                            (9.53)         6.83           7.22
   Capital Value Fund                   (1.84)        16.22          12.42
   Government Securities Income Fund    (3.30)         7.16           7.13
   Growth Fund                          11.94         17.89          16.38
   High Yield Fund                      (2.02)         5.90           6.36
   International Emerging Markets Fund  24.74         (5.53)(3)        N/A
   International Fund                   10.72         10.21          11.04
   International SmallCap Fund          47.25         19.94(3)         N/A
   Limited Term Bond Fund                0.31          4.67(4)         N/A
   MidCap Fund                           0.60         11.98          13.15
   Real Estate Fund                     (8.87)       (13.27)(5)        N/A
   SmallCap Fund                        28.20          4.16(5)         N/A
   Tax-Exempt Bond Fund                 (7.09)         5.82           6.07
   Utilities Fund                        9.35         17.29          12.02(2)

   (1)Period beginning March 1, 1991 and ending October 31, 1999.
   (2)Period beginning December 16, 1992 and ending October 31, 1999.
   (3)Period beginning August 29, 1997 and ending October 31, 1999.
   (4)Period beginning February 29, 1996 and ending October 31, 1999.
   (5)Period beginning January 1, 1998 and ending October 31, 1999.


The following table shows as of October 31, 1999 average annual returns for Class B shares for each of the Funds for the period indicated:
                 Fund                            1-Year             5-Year
   Balanced Fund                                  0.06%             12.31(1)
   Blue Chip Fund                                12.09              20.30(1)
   Bond Fund                                     (6.36)              6.72(1)
   Capital Value Fund                            (1.57)             18.12(1)
   Government Securities Income Fund             (3.17)              7.17(1)
   Growth Fund                                   12.75              20.29(1)
   High Yield Fund                               (1.76)              6.05(1)
   International Emerging Markets Fund           25.91              (5.67)(2)
   International Fund                            11.27              12.45(1)
   International SmallCap Fund                   49.42              20.65(2)
   Limited Term Bond Fund                         0.08               4.49(3)
   MidCap Fund                                    1.09              14.26(1)
   Real Estate Fund                              (8.79)            (13.20)(4)
   SmallCap Fund                                 29.29               4.16(4)
   Tax-Exempt Bond Fund                          (6.73)              6.48(1)
   Utilities Fund                                 9.85              17.88(1)

   (1) Period beginning December 9, 1994 and ending October 31, 1999. (2) Period beginning August 29, 1997 and ending October 31, 1999. (3) Period beginning February 29, 1996 and ending October 31, 1999. (4) Period beginning January 1, 1998 and ending October 31, 1999.

The following table shows as of October 31, 1999 average annual returns for Class C shares for each of the Funds for the period indicated:
                 Fund                                         1-Year(1)
   Balanced Fund                                              (5.67)%
   Blue Chip Fund                                             (2.29)
   Bond Fund                                                  (1.40)
   Capital Value Fund                                         (8.42)
   Government Securities Income Fund                           0.11
   Growth Fund                                                (4.75)
   High Yield Fund                                            (1.99)
   International Emerging Markets Fund                        (5.47)
   International Fund                                          2.95
   International SmallCap Fund                                16.81
   Limited Term Bond Fund                                      0.34
   MidCap Fund                                                (9.36)
   Real Estate Fund                                          (11.21)
   SmallCap Fund                                               0.53
   Tax-Exempt Bond Fund                                       (3.59)
   Utilities Fund                                             (1.47)

   (1)   Period beginning June 30, 1999 and ending October 31, 1999.

The following table shows as of October 31, 1999 average annual returns for Class R shares for each of the Funds for the period indicated:
                 Fund                            1-Year              5-Year

   Balanced Fund                                  4.21%              10.14%(1)
   Blue Chip Fund                                16.31               17.46(1)
   Bond Fund                                     (2.45)              (4.76)(1)
   Capital Value Fund                             2.35               14.57(1)
   Government Securities Income Fund              0.78                5.25(1)
   Growth Fund                                   16.78               16.29(1)
   High Yield Fund                                2.01                3.88(1)
   International Emerging Markets Fund           30.93               (3.46)(2)
   International Fund                            15.27               12.18(1)
   International SmallCap Fund                   54.61               22.77(2)
   Limited Term Bond Fund                         1.13                4.48(1)
   MidCap Fund                                    4.89                7.49(1)
   Real Estate Fund                              (4.70)             (11.07)(3)
   SmallCap Fund                                 33.85                6.77(3)
   Utilities Fund                                13.97               15.54(1)

   (1) Period  beginning  February  29, 1996 and ending  October 31,  1999.
   (2) Period  beginning  August 29, 1997 and ending  October 31,  1999.
   (3) Period beginning January 1, 1998 and ending October 31, 1999.

Yield

Income-Oriented Funds
Each Income-Oriented Fund computes a yield by:
1.   calculating  net  investment  income  per share for a 30 day (or one month)
     period
2.   annualizing  net  investment   income  per  share,   assuming   semi-annual
     compounding
3. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B, Class C and Class R shares for the last day of the same period.
The following table shows as of October 31, 1999 the yield for each class of shares for each of the Income-Oriented Funds:

                                          Yield as of October 31, 1999

                   Fund              Class A   Class B  Class C   Class R
Bond Fund                             7.40%     6.63%    6.56%      6.79%
Government Securities Income Fund     6.34      5.48     5.50       5.76
High Yield Fund                       9.69      8.74     8.87       8.56
Limited Term Bond Fund                6.23      5.83     5.83       5.58
Tax-Exempt Bond Fund                  4.94      4.54     3.96       N/A

The  Tax-Exempt   Bond  Fund  may  advertise  a   tax-equivalent   yield.   Your
tax-equivalent yield would be calculated by:

  [(Tax-exemptportion of the yield) divided by (1 minus your tax rate)] plus
           [any portion  of  the  yield  which  is not tax-exempt]

As of October 31, 1999 the Fund's tax-equivalent yields for Class A , Class B and Class C shares were as follows:

                                Tax-Equivalent Yield Assumed

                             Class A       Class B       Class C        Tax Rate
                              6.53%         6.31%        5.50%           28.0%
                              7.34          7.09         6.19            36.0
                              7.78          7.52         6.56            39.6

Money Market Fund

The Cash Management Fund advertises its yield and its effective yield.

Yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return
o multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

The following table shows as of October 31, 1999 the yield for each class of shares for the Cash Management Fund:

                                       Yield as of October 31, 1999

              Fund          Class A       Class B       Class C         Class R

Cash Management Fund         5.17%         4.75%         4.65%           3.63%

There may be a difference in the net investment income per share used to calculate yield and the net investment income per share used for dividend purposes. This is because the calculation for yield purposes does not include net short-term realized gains or losses on the Fund's investment, which are included in the calculation for dividend purposes.

Effective yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
The resulting effective yield figure is carried to at least the nearest hundredth of one percent.

The following table shows as of October 31, 1999 the effective yield for each class of shares for the Cash Management Fund:

                                Effective Yield as of October 31, 1999

              Fund           Class A        Class B        Class C       Class R

Cash Management Fund          5.30%         4.85%           3.69%         4.75%

The yield quoted at any time for the Cash Management Fund represents the amount that has earned during a specific, recent seven-day period and is a function of:
o    the quality of investments in the Fund's portfolio
o    types of investments in the Fund's portfolio
o    length of maturity of investments in the Fund's portfolio
o    Fund's operating expenses.

The length of maturity for the portfolio is calculated using the average dollar weighted maturity of all investments. This means that the portfolio has an average maturity of a stated number of days for its investments. The calculation is weighted by the relative value of each investment.

The yield for the Cash Management Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. There is no assurance the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Funds are open-end investment companies. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions.
Historical and comparative yield information may be presented by the Funds.

A Fund may include in its  advertisements  the compounding  effect of reinvested
dividends   over  an  extended   period  of  time  as  shown  in  the  following
illustrations.

The Power of Compounding

Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.

These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.


     (chart)
Year     6%      8%         10%
  0   $10,000   $10,000  $10,000
 20   $32,071   $46,610  $67,275

A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.


An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 6.04% (monthly average six-month CD rate for the month of October, 1999, as reported in the Federal Reserve Bulletin) and an inflation rate of 2.6% (rate of inflation for the 12-month period ended October 31, 1999 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(87).
        ($10,000 x 6.04%) / 2 = $302 Interest for six-month period
                                - 85 Federal income taxes (28%)
                                -130 Inflation's impact on invested principal $(10,000 x 2.6%) / 2
                                ($87) After-tax, inflation-adjusted earnings

A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.

The information is for illustrative purposes only and is not meant to represent the performance of any of the Principal Mutual Funds. An investment in the Principal Mutual Funds is not guaranteed; values and returns generally vary with changes in market conditions.

                       Tax-deferred vs. taxable savings plan

                        Tax-deferred vs. taxable savings plan

                          _______________________________________  - $300,059

                          ---------------------------------------

                          _______________________________________  --- $192,844

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------
                   Years:  5    10    15    20    25    30

                      -    With a tax-deferred savings plan
                      ---    Without a tax-deferred savings plan

TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax.

Dividends  from net  investment  income  will be  eligible  for a 70%  dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.

All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Special Tax Considerations

     Tax-Exempt Bond Fund

     The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

     If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


     International Growth-Oriented Funds

     In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of the these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.


     Futures Contracts and Options

     As previously discussed, some of the Principal Mutual Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gain or loss on such positions are not realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

GENERAL INFORMATION AND HISTORY

The Funds were incorporated in Maryland on the following dates:

         Balanced Fund                           November 26, 1986
         Blue Chip Fund                          December 10, 1990
         Bond Fund                               December 2, 1986
         Capital Value Fund                      May 26, 1989
         Cash Management Fund                    June 10, 1982
         Government Securities Income Fund       September 5, 1984
         Growth Fund                             May 26, 1989
         High Yield Fund                         November 26, 1986
         International Emerging Markets Fund     May 27, 1997
         International Fund                      May 12, 1981
         International SmallCap Fund             May 27, 1997
         LargeCap Stock Index Fund               November 24, 1999
         Limited Term Bond Fund                  August 9, 1995
         MidCap Fund                             February 20, 1987
         Partners Aggressive Growth Fund         August 10, 1999
         Partners LargeCap Growth Fund           November 24, 1999
         Partners MidCap Growth Fund             November 24, 1999
         Real Estate Fund                        May 27, 1997
         SmallCap Fund                           August 13, 1997
         Tax-Exempt Bond Fund                    June 7, 1985
         Utilities Fund                          September 3, 1992



Effective January 1, 1998, the following changes were made to the names of certain of the Funds:


                            Old Fund Name                                                   New Fund Name

         Princor Balanced Fund, Inc.                                     Principal Balanced Fund, Inc.
         Princor Blue Chip Fund, Inc.                                    Principal Blue Chip Fund, Inc.
         Princor Bond Fund, Inc.                                         Principal Bond Fund, Inc.
         Princor Capital Accumulation Fund, Inc.                         Principal Capital Value Fund, Inc.
         Princor Cash Management Fund, Inc.                              Principal Cash Management Fund, Inc.
         Princor Emerging Growth Fund, Inc.                              Principal MidCap Fund, Inc.
         Princor Government Securities Income Fund, Inc.                 Principal Government Securities Income Fund, Inc.
         Princor Growth Fund, Inc.                                       Principal Growth Fund, Inc.
         Princor High Yield Fund, Inc.                                   Principal High Yield Fund, Inc.
         Princor Limited Term Bond Fund, Inc.                            Principal Limited Term Bond Fund, Inc.
         Princor Tax-Exempt Bond Fund, Inc.                              Principal Tax-Exempt Bond Fund, Inc.
         Princor Utilities Fund, Inc.                                    Principal Utilities Fund, Inc.
         Princor World Fund, Inc.                                        Principal International Fund, Inc.

FINANCIAL STATEMENTS

The financial statements for each of the Principal Mutual Funds (except the LargeCap Stock Index, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds) for the year ended October 31, 1999 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.


The statements of net assets of the Principal Partners Aggressive Growth Fund as of October 28, 1999, the LargeCap Stock Index, Partners LargeCap Growth and Partners MidCap Growth Funds as of February 24, 2000 and the report of Ernst & Young LLP thereon are provided herein following the Appendixes.


APPENDIX A

The following table shows the symbol assigned by the Nasdaq Mutual Fund Quotation Service to eligible classes of Funds as of March 1, 2000:



     Symbol                              Fund

     PRMGX           Principal Balanced Fund, Inc. Class A
     PBABX           Principal Balanced Fund, Inc. Class B

     PBLCX           Principal Blue Chip Fund, Inc. Class A
     PBLBX           Principal Blue Chip Fund, Inc. Class B

     PRBDX           Principal Bond Fund, Inc. Class A
     PROBX           Principal Bond Fund, Inc. Class B

     PCACX           Principal Capital Value Fund, Inc. Class A
     PCCBX           Principal Capital Value Fund, Inc. Class B

     PCSXX           Principal Cash Management Fund, Inc. Class A

     PRGVX           Principal Government Securities Income Fund, Inc. Class A
     PGVBX           Principal Government Securities Income Fund, Inc. Class B

     PRGWX           Principal Growth Fund, Inc. Class A
     PRGBX           Principal Growth Fund, Inc. Class B

     PHYLX           Principal High Yield Fund, Inc. Class A
     PRIYX           Principal High Yield Fund, Inc. Class B

     PRIAX           Principal International Emerging Markets Fund, lnc. Class A
     PIEBX           Principal International Emerging Markets Fund, lnc. Class B

     PRWLX           Principal International Fund, Inc. Class A
     PRBWX           Principal International Fund, Inc. Class B

     PRSAX           Principal International SmallCap Fund, Inc. Class A
     PISFX           Principal International SmallCap Fund, Inc. Class B

     PLTBX           Principal Limited Term Bond Fund, Inc. Class A

     PEMGX           Principal MidCap Fund, Inc. Class A
     PRMBX           Principal MidCap Fund, Inc. Class B

     PGGAX           Principal Partners Aggressive Growth Fund, Inc. Class A
     PBAGX           Principal Partners Aggressive Growth Fund, Inc. Class B

     PRRAX           Principal Real Estate Fund, Inc. Class A

     PLLAX           Principal SmallCap Fund, Inc. Class A
     PLLBX           Principal SmallCap Fund, Inc. Class B

     PTBDX           Principal Tax-Exempt Bond Fund, Inc. Class A

     PUTLX           Principal Utilities Fund, Inc. Class A
     PRUBX           Principal Utilities Fund, Inc. Class B


APPENDIX B


Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:   Debt rated "BB",  "B", "CCC" and "CC" is regarded,
                  on  balance,  as  predominantly  speculative  with  respect to capacity to pay  interest and repay  principal  in  accordance with the terms of the  obligation.  "BB"  indicates the lowest
                  degree  of   speculation   and  "CC"  the  highest  degree  of
                  speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:    A satisfactory capacity to pay principal and interest.

SP-3:    A speculative capacity to pay principal and interest.

                          Principal Partners Aggressive
                                Growth Fund, Inc.


                             Statement of Net Assets

                                October 28, 1999




Assets - cash in bank                                              $4,000,000
                                                             ===================

Net Assets Applicable to Outstanding Shares                        $4,000,000
                                                             ===================

Net Assets Consist of:
Capital stock                                                      $    4,000
Additional paid-in capital                                          3,996,000
                                                             ===================
Total net assets                                                   $4,000,000
                                                             ===================

Capital Stock (par value $.01 a share):
Shares authorized                                                 100,000,000

Net Asset Value Per Share:
Class A:
   Net assets                                                      $1,000,000
   Shares issued and outstanding                                      100,000
   Net asset value per share (b)                                       $10.00
   Maximum offering price per share (a)                                $10.50
Class B:
   Net assets                                                      $1,000,000
   Shares issued and outstanding                                      100,000
   Net asset value per share (b)                                       $10.00
Class C:
   Net assets                                                      $1,000,000
   Shares issued and outstanding                                      100,000
   Net asset value per share (b)                                       $10.00
Class R:
   Net assets                                                      $1,000,000
   Shares issued and outstanding                                      100,000
   Net asset value per share                                           $10.00


(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See accompanying notes.


                          Principal Partners Aggressive
                                Growth Fund, Inc.

                        Notes to Statement of Net Assets

                                October 28, 1999


1. Organization

Principal Partners Aggressive Growth Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment company. On October 28, 1999, the initial purchase of 100,000 shares each of Class A, Class B, Class C and Class R Capital Stock was made by Principal Life Insurance Company, which is the indirect parent of Princor Financial Services Corporation and Principal Management Corporation.

All organizational expenses have been paid by Principal Management Corporation. Certain officers and directors of the Fund are also officers of Principal Life Insurance Company, Princor Financial Services Corporation and Principal Management Corporation.


2. Operations

The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (the "Manager") computed at an annual percentage rate of the Fund's average daily net assets. The annual rate to be used in this calculation for the Funds is as follows:

                      Net Asset Value of Fund
                           (in millions)
                ----------------------------------
                First  Next   Next   Next    Over
                 $250  $250   $250   $250   $1,000
                ----------------------------------
                 .75%  .70%   .65%   .60%    .55%

The Manager has subcontracted the investment advisory services of the Fund to Morgan Stanley Dean Witter Investment Management, Inc. for a monthly fee approximating the actual cost of providing the services by Morgan Stanley Dean Witter Investment Management, Inc.

The Funds have also agreed to pay distribution and shareholder servicing fees to Princor Financial Services Corporation (the "Underwriter") as follows: Class A,
 .25% of the daily net assets of the Fund's Class A shares; Class B, 1.00% of the daily net assets of the Fund's Class B shares; Class C, 1.00% of the daily net assets of the Fund's Class C shares; and Class R, .75% of the daily net assets of the Fund's Class R shares.

The Funds reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

2. Operations (continued)

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and intend to distribute each year substantially all of their net investment income and realized capital gains to their shareholders.

3. Capital Stock

The Fund has authorized 100,000,000 shares and has allocated 25,000,000 shares each for issuance of Class A, Class B, Class C, and Class R shares.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC for redemptions within one year of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) on the first business day of the 49th month. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund will declare separate dividends on each class of shares.


4. Line of Credit

The Fund participates with other funds and portfolios managed by Principal Management Corporation in an unsecured joint line of credit with a bank, which allows the funds to borrow up to $75,000,000, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the average unused portion of the line of credit. The commitment fee is allocated among the participating funds and portfolios in proportion to their average net assets during each quarter. At October 28, 1999, the Fund had no outstanding borrowings under the line of credit.

                         Report of Independent Auditors





The Board of Directors and Shareholder
Principal Partners Aggressive Growth Fund, Inc.


We have audited the accompanying statement of net assets of Principal Partners Aggressive Growth Fund, Inc. as of October 28, 1999. This statement of net assets is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of cash held as of October 28, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Principal Partners Aggressive Growth Fund, Inc. at October 28, 1999, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Des Moines, Iowa
October 28, 1999

                    Principal LargeCap Stock Index Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.

                            Statements of Net Assets

                                February 24, 2000

                                                                               Principal        Principal
                                                              Principal        Partners         Partners
                                                              LargeCap         LargeCap          MidCap
                                                             Stock Index     Growth Fund,     Growth Fund,
                                                             Fund, Inc.          Inc.             Inc.
                                                            --------------------------------------------------

Assets - cash in bank                                          $4,000,000        $4,000,000      $4,000,000
                                                            ==================================================

Net Assets Applicable to Outstanding Shares                    $4,000,000        $4,000,000      $4,000,000
                                                            ==================================================

Net Assets Consist of:
Capital stock                                               $       4,000     $       4,000   $       4,000
Additional paid-in capital                                      3,996,000         3,996,000       3,996,000
                                                            ==================================================
Total net assets                                               $4,000,000        $4,000,000      $4,000,000
                                                            ==================================================

Capital Stock (par value $.01 a share):
Shares authorized                                             100,000,000       100,000,000     100,000,000

Net Asset Value Per Share:
Class A:
   Net assets                                                  $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                  100,000           100,000         100,000
   Net asset value per share                                       $10.00            $10.00          $10.00
   Maximum offering price per share (a)                            $10.15            $10.50          $10.50
Class B:
   Net assets                                                  $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                  100,000           100,000         100,000
   Net asset value per share (b)                                   $10.00            $10.00          $10.00
Class C:
   Net assets                                                  $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                  100,000           100,000         100,000
   Net asset value per share (b)                                   $10.00            $10.00          $10.00
Class R:
   Net assets                                                  $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                  100,000           100,000         100,000
   Net asset value per share                                       $10.00            $10.00          $10.00

(a) Maximum offering price is equal to net asset value plus a front-end sales charge. For the Principal LargeCap Stock Index Fund, Inc., this charge is 1.5% of the offering price or 1.52% of the net asset value. For the Principal Partners LargeCap Growth Fund, Inc. and the Principal Partners MidCap Growth Fund, Inc., this charge is 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

                    Principal LargeCap Stock Index Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.

                        Notes to Statements of Net Assets

                                February 24, 2000




1. Organization

Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "Act"). Principal LargeCap Stock Index Fund, Inc. and Principal Partners MidCap Fund, Inc. are registered under the Act as open-end diversified management investment companies. Principal Partners LargeCap Growth Fund, Inc. is registered under the Act as an open-end non-diversified management investment company. On February 24, 2000, the initial purchase of 100,000 shares each of Class A, Class B, Class C and Class R Capital Stock of each of the Funds was made by Principal Life Insurance Company, which is an affiliate of Princor Financial Services Corporation and Principal Management Corporation.

All organizational expenses have been paid by Principal Management Corporation. Certain officers and directors of the Funds are also officers of Principal Life Insurance Company, Princor Financial Services Corporation and Principal Management Corporation.


2. Operations

The  Funds  have  agreed  to pay  investment  advisory  and  management  fees to
Principal Management Corporation (the "Manager") computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:

                                                      Overall Fee
                                                    ----------------

   Principal LargeCap Stock Index Fund, Inc.            .35%
   Principal Partners LargeCap Growth Fund, Inc.        .90%
   Principal Partners MidCap Growth Fund, Inc.          .90%

The Manager has subcontracted the investment advisory services of the Principal LargeCap Stock Index Fund, Inc. to Invista Capital Management (an affiliate), the Principal Partners LargeCap Growth Fund, Inc. to Duncan-Hurst Capital Management Inc. and the Principal Partners MidCap Growth Fund, Inc. to Turner Investment Partners, Inc. for a monthly fee approximating the actual cost of providing the services.

                    Principal LargeCap Stock Index Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.

                  Notes to Statements of Net Assets (continued)



2. Operations (continued)

The Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                           Class A     Class B      Class C      Class R
                                                         ------------ ----------- ------------ ------------

   Principal LargeCap Stock Index Fund, Inc.               .15%          .50%        .50%         .65%
   Principal Partners LargeCap Growth Fund, Inc.           .25          1.00        1.00          .75
   Principal Partners MidCap Growth Fund, Inc.
                                                           .25          1.00        1.00          .75

The Funds reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and intend to distribute each year substantially all of their net investment income and realized capital gains to their shareholders.


3. Capital Stock

Each of the Funds has authorized 100,000,000 shares and has allocated 25,000,000 shares each for issuance of Class A, Class B, Class C, and Class R shares.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC for redemptions within one year of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares, Class C shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) 49 months after purchase. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund will declare separate dividends on each class of shares.

                         Report of Independent Auditors





The Board of Directors and Shareholder
Principal LargeCap Stock Index Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.


We have audited the accompanying statements of net assets of Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc. as of February 24, 2000. These statements of net assets are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of cash held as of February 24, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above presents fairly, in all material respects, the financial position of Principal LargeCap Stock Index Fund, Inc., Principal Partners LargeCap Growth Fund, Inc. and Principal Partners MidCap Growth Fund, Inc. at February 24, 2000, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Des Moines, Iowa
February 24, 2000

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------

     (a)  (1)       Articles of Incorporation (filed 6/13/97)
          (2)       Articles Supplementary (filed 12/29/99)

     (b)            By-laws (filed 12/29/99)

     (d)  (1)       Management Agreement (filed 12/30/98)
          (2)       Sub-Advisory Agreement (filed 6/13/97)

     (e)  (1)       Distribution Agreement (filed 6/13/97)
          (2)       Selling Agreement (filed 12/29/99)

     (f)            N/A

     (g)            Custodian Agreement (filed 6/13/97)

     (h)  (1)       Transfer Agency & Shareholder Services Agreement
                                              (filed 12/29/99)
          (2)       Investment Service Agreement (filed 6/13/97)

     (i)            Legal Opinion (filed 8/15/97)

     (j)            Consents of Auditors*

     (k)            Financial Statements included in this Registration
                    Statement:

          (1)       Part A:
                         Financial Highlights for each of the five years in the period ended October 31, 1999.*
          (2)       Part B:
                         None
          (3) Annual Report to Shareholders filed under Rule N-30D-1 on December 15, 1999***

     (l)            Initial Capital Agreement (filed 8/15/97)

     (m)            Rule 12b-1 Plan

          (1)       A Share Plan (filed 6/13/97)
          (2)       B Share Plan (filed 6/13/97)
          (3)       C Share Plan (filed 12/29/99)
          (4)       R Share Plan (filed 6/13/97)

     (n)            Financial Data Schedule

          (1)       Class A Shares*
          (2)       Class B Shares*
          (3)       Class C Shares*
          (4)       Class R Shares*

     (o)            Rule 18f-3 Plan (filed 12/29/99)

     (p)            Code of Ethics

          (1)       Principal Management Corporation*
          (2)       Invista Capital Management*

*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Principal Life Insurance Company (an Iowa corporation) a life group, pension and individual insurance company.

          b. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          c.   PFG Do Brasil LTDA (Brazil) a Brazilian holding company.

          d. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          e. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          f. Principal Capital Management (Singapore) Limited (a Singapore asset management company).

          g. Principal Capital Management (Europe) Limited a fund management company.

          h. Principal Capital Management (Ireland) Limited a fund management company.

          i.   Principal Financial Group Investments (Australia) Pty Limited.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary wholly-owned by PFG Do Brasil LTDA

          a.   Brasilprev    Previdencia   Privada    S.A.(Brazil)   a   pension
               administration company.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd:

          a.   Principal  Financial  Group  (Australia)  Pty Ltd.  an  Australia
               holding   company   organized  on  connection  the   contemplated
               acquisition of BT Australia Funds Management.

          Subsidiary  wholly-owned by Principal  Financial Group (Australia) Pty
          Ltd:

          a. BT International (Australia) Limited (an Australian holding company).

          Subsidiary wholly-owned by BT Investment (Australia) Limited:

          a.   Bankers Trust Australia Limited (an Australian holding company).

          Subsidiary wholly-owned by Bankers Trust Australia Limited:

          a.   BT Financial Group Limited an asset management company.

          Subsidiaries wholly-owned by BT Financial Group Limited:

          a. BT Life Limited a commercial and investment linked life insurance company.

          b. BT Funds Management Limited (an Australian financial services company).

          c.   BT  Funds  Management   (International)  Limited  (an  Australian
               financial services company).

          d.   BT  Securities   Limited  (an   Australian   financial   services
               company).

          e. BT (Queensland) Pty Limited (an Australian financial services company).

          f. BT Portfolio Services Pty Limited (an Australian financial services company).

          g. BT Australia Corporate Services Pty Limited a holding company.

          h.   Oniston Pty Ltd (an Australian financial services company).

          i.   QV1 Pty Limited

          Subsidiaries wholly-owned by BT Portfolio Services Limited:

          a. BT Custodial Services Pty Ltd (an Australian financial services company).

          b. National Registry Services Pty Ltd. (an Australian financial services company).

          c. National Registry Services (WA) Pty Limited (an Australian financial services company).

          d. BT Finance & Investments Pty Ltd (an Australian financial services company).

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited (an Australian financial services company).

          b. Chifley Services Pty Limited (an Australian financial services company).

          c.   BT  Nominees  Pty  Limited  (an  Australian   financial  services
               company).

          Subsidiary organized and wholly-owned by BT Funds Management Limited:

          a. BT Tactical Asset Management Limited (an Australian financial services company).

          Subsidiary organized and wholly-owned by Principal  Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited (a New Zealand holding company).

          b.   BT Hotel Group Pty Limited

          c. BT Custodians Limited a manager and trustee of various unit trusts.

          d.   Dellarak Pty Limited a trustee company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a. BT Portfolio Service (NZ) Limited (a New Zealand financial services company).

          b. BT New Zealand Nominees Limited (a New Zealand financial services company).

          c. BT Funds Management (NZ) Limited (a New Zealand financial services company).

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a.   BT Hotel Limited

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities:

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.15% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Blue Chip Fund, Inc.(a Maryland Corporation) 0.80% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.67% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 24.72% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on January 31, 2000.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 5.73% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.03% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.37% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal High Yield Fund, Inc. (a Maryland Corporation) 7.80% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 34.31% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal International Fund, Inc. (a Maryland Corporation) 24.74% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal International SmallCap Fund, Inc. (a Maryland Corporation) 31.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 21.85% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal LargeCap Stock Index Fund, Inc. (a Maryland Corporation) 100.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.79% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal Partners Aggressive Growth Fund, Inc.(a Maryland Corporation) 12.91% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal Partners LargeCap Growth Fund, Inc.(a Maryland Corporation) 100.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal Partners MidCap Growth Fund, Inc.(a Maryland Corporation) 100.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 62.40% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 13.73% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Special Markets Fund, Inc. (a Maryland Corporation) 83.47% of shares outstanding of the International Emerging Markets Portfolio, 43.49% of the shares outstanding of the International Securities Portfolio, 98.66% of shares outstanding of the International SmallCap Portfolio and 100% of the shares outstanding of the Mortgage-Backed Securities Portfolio were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.27% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on January 31, 2000.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on January 31, 2000: Aggressive Growth, Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Government Securities, Growth, High Yield, International, International SmallCap, LargeCap Growth, MicroCap, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value Stock Index 500, and Utilities.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. Principal Holding Company (an Iowa Corporation) a holding company wholly-owned by Principal Life Insurance Company.

          b. PT Asuransi Jiwa Principal Indonesia (an Indonesia Corporation) a life insuranced corporation which offers group and individual products.

          c. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides investment management services.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Structured Investments, LLC (a Delaware Corporation) a limited liability company that provides product development administration, marketing and asset management services associated with stable value products together with other related institutional financial services including derivatives, asset-liability management, fixed income investment management and ancillary money management products.

          b. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in the operation of nonresidential buildings.

          c. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company involved in purchasing, managing and selling commercial real estate assets in the secondary market.

          d. Principal Real Estate Investors, LLC (a Delaware Corporation) a registered investment advisor.

          e. Principal Commercial Funding, LLC (a Delaware Corporation) a correspondent lender and service provider for loans.

          f. Principal Real Estate Services, LLC (a Delaware Corporation) a limited liability company which acts as a property manager and real estate service provider.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          b. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          c. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          d. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          e. Principal Spectrum Associates, Inc. (a California Corporation) a real estate development company.

          f. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          g. Equity FC, Ltd. (an Iowa Corporation) engaged in investment transactions including limited partnership and limited liability companies.

          h.   HealthRisk   Resource  Group,   Inc.  (an  Iowa   Corporation)  a
               management services organization.

          i.   Invista  Capital   Management,   LLC  (an  Iowa   Corporation)  a
               registered investment adviser.

          j. Principal Residential Mortgage, Inc. (an Iowa Corporation) a residential mortgage loan broker.

          k. Principal Asset Markets, Inc. (an Iowa Corporation) a residential mortgage loan broker.

          l. Principal Portfolio Services, Inc. (an Iowa Corporation) a mortgage due diligence company.

          m. The Admar Group, Inc. (a Florida Corporation) a national managed care service organization that develops and manages preferred provider organizations.

          n. The Principal Financial Group, Inc. (a Delaware corporation) a general business corporation established in connection with the new corporate identity. It is not currently active.

          o. Principal Product Network, Inc. (a Delaware corporation) an insurance broker.

          p. Principal Health Care, Inc. (an Iowa Corporation) a developer and administrator of managed care systems.

          q.   Dental-Net,  Inc.  (an Arizona  Corporation)  holding  company of
               Employers  Dental  Services;   a  managed  dental  care  services
               organization. HMO and dental group practice.

          r. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          s.   Delaware  Charter  Guarantee  &  Trust  Company,   d/b/a  Trustar
               Retirement Services (a Delaware Corporation) a nondepository trust company.

          t. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and serves as a record keeper and third party administrator for various clients' defined contribution plans.

          u. Principal Investors Corporation (a New Jersey Corporation) a registered broker-dealer with the Securities Exchange Commission. It is not currently active.

          v. Principal International, Inc. (an Iowa Corporation) a company formed for the purpose of international business development.

          Subsidiaries organized and wholly-owned by PT Asuransi Jiwa Principal Indonesia:

          a.   PT Jasa Principal Indonesia a defined benefit pension company.

          b. PT Principal Capital Management Indonesia a fund management company.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a.   Principal  Capital - Invista  Trust.  (a Delaware  Corporation) a
               business   trust  and   private   investment   company   offering
               non-registered units, initially, to tax-exempt entities.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          Subsidiaries wholly-owned by The Admar Group, Inc.:

          a. Admar Corporation (a California Corporation) a managed care services organization.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer pursuant to Section 15(b) of the Securities Exchange Act an a member of the National Association of Securities Dealers (NASD), limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) authorized by charter to serve as a trustee in connection with multiple-employer group life insurance trusts or arrangements, and to generally participate in the administration of insurance trusts.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Principal  International Espana, S.A. de Seguros de Vida (a Spain
               Corporation)  a  life  insurance  company   (individual   group),
               annuities and pension.

          b.   Zao Principal International (a Russia Corporation) inactive.

          c. Principal International Argentina, S.A. (an Argentina services corporation).

          d. Principal Asset Management Company (Asia) Ltd. (Hong Kong) a corporation which manages pension funds.

          e. Principal International Asia Limited (a Hong Kong Corporation) a corporation operating as a regional headquarters for Asia.

          f. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) group life and group pension products.

          g.   Principal Trust Company (Asia) Limited (an Asia trust company).

          h. Principal International de Chile, S.A. (a Chile Corporation) a holding company.

          i. Principal Mexico Compania de Seguros, S.A. de C.V. (a Mexico Corporation) a life insurance company (individual and group), personal accidents.

          j. Principal Pensiones, S.A. de C.V. (a Mexico Corporation) a single premium annuity.

          k. Principal Afore, S.A. de C.V. (a Mexico Corporation), a pension administration company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiary wholly-owned by Principal International Espana, S.A. de Seguros de Vida:

          a. Princor International Espana Sociedad Anonima de Agencia de Seguros (a Spain Corporation) an insurance agency.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. BT Funds Management (Asia) Limited (Hong Kong)(a Hong Kong Corporation) an asset management company.

          Subsidiaries wholly-owned by Principal International Argentina, S.A.:

          a.   Principal  Retiro  Compania  de  Seguros  de  Retiro,   S.A.  (an
               Argentina Corporation) an individual annuity/employee benefit company.

          b.   Principal   Life   Compania  de  Seguros,   S.A.  (an   Argentina
               Corporation) a life insurance company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (a Chile Corporation) life insurance and annuity company.

          Subsidiary wholly-owned by Principal Compania de Seguros de Vida Chile
          S.A.:

          a.   Andueza  &  Principal   Creditos   Hipotecarios   S.A.  (a  Chile
               Corporation) a residential mortgage company.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V.:

          a. Siefore Principal, S.A. de C.V. (a Mexico Corporation) an investment fund company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

   John E. Aschenbrenner        Principal         Executive Vice President
   Director                     Financial Group   Principal Life Insurance
                                                  Company

   Craig R. Barnes              Same              President & Chief Executive
   Vice President                                 Officer, Invista Capital
                                                  Management LLC

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

   David J. Drury               Same              Chairman of the Board
   Director                                       Principal Life
                                                  Insurance Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Compliance
   & Product Development

   Thomas J. Graf               Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

  *J. Barry Griswell            Same              See Part B
   Chairman of the Board
   and Director

   Joyce N. Hoffman             Same              Vice President and
   Vice President and                             Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

   Ellen Z. Lamale              Same              Senior Vice President &
   Director                                       Chief Actuary Principal Life
                                                  Insurance Company

   Julia M. Lawler              Same              Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Richard L. Prey              Same              Senior Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Layne A. Rasmussen           Same              Controller
   Controller -                                   Princor Financial Services
   Mutual Funds                                   Corporation

   Elizabeth R. Ring            Same              Controller- Broker Dealer
   Controller                                     Operations
                                                  Princor Financial Services
                                                  Corporation

  *Michael D. Roughton          Same              See Part B
   Counsel

   Jean B. Schustek             Same              Product Compliance Officer -
   Product Compliance Officer -                   Princor Financial Services
   Registered Products                            Corporation

     Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal
Special Markets Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

     (a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Special Markets Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust for retirement plans adopted by public school systems or certain tax-exempt organizations pursuant to
Section  403(b) of the Internal  Revenue  Code,  Section 457  retirement  plans,
Section 401(a) retirement plans, certain non- qualified deferred compensation plans and Individual Retirement Annuity Plans adopted pursuant to Section 408 of the Internal Revenue Code, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

     (b)      (1)                 (2)                            (3)
                               Positions
                               and offices                    Positions and
  Name and principal           with principal                 offices with
  business address             underwriter                    registrant

  John E. Aschenbrenner        Director                      Director
  Principal
  Financial Group
  Des Moines, IA  50392

  Robert W. Baehr              Marketing Services            None
  Principal                    Officer
  Financial Group
  Des Moines, IA 50392

  Craig L. Bassett             Treasurer                     Treasurer
  Principal
  Financial Group
  Des Moines, IA 50392

  Michael J. Beer              Executive Vice President      Financial Officer
  Principal
  Financial Group
  Des Moines, IA 50392

  Jerald L. Bogart             Insurance License Officer     None
  Principal
  Financial Group
  Des Moines, IA 50392

  David J. Drury               Director                      None
  Principal
  Financial Group
  Des Moines, IA 50392

  Ralph C. Eucher              Director and                  President and
  Principal                    President                     Director
  Financial Group
  Des Moines, IA  50392

  Arthur S. Filean             Vice President                Vice President and
  Principal                                                  Secretary
  Financial Group
  Des Moines, IA 50392

  Dennis P. Francis            Director                      None
  Principal
  Financial Group
  Des Moines, IA 50392

  Paul N. Germain              Vice President-               None
  Principal                    Mutual Fund Operations
  Financial Group
  Des Moines, IA 50392

  Ernest H. Gillum             Vice President-               Assistant Vice
  Principal                    Compliance and Product        President
  Financial Group              Development
  Des Moines, IA 50392

  Thomas J. Graf               Director                      None
  Principal
  Financial Group
  Des Moines, IA 50392

  J. Barry Griswell            Director and                  Director and
  Principal                    Chairman of the               Chairman of the
  Financial Group              Board                         Board
  Des Moines, IA 50392

  Susan R. Haupts              Marketing Officer             None
  Principal
  Financial Group
  Des Moines, IA 50392

  Joyce N. Hoffman             Vice President and            None
  Principal                    Corporate Secretary
  Financial Group
  Des Moines, IA 50392

  Kraig L. Kuhlers             Marketing Officer             None
  Principal
  Financial Group
  Des Moines, IA 50392

  Ellen Z. Lamale              Director                      None
  Principal
  Financial Group
  Des Moines, IA  50392

  Julia M. Lawler              Director                      None
  Principal
  Financial Group
  Des Moines, IA  50392

  John R. Lepley               Senior Vice                   None
  Principal                    President - Marketing
  Financial Group              and Distribution
  Des Moines, IA 50392

  Gregg R. Narber              Director                      None
  Principal
  Financial Group
  Des Moines, IA 50392

  Kelly A. Paul                Systems & Technology          None
  Principal                    Officer
  Financial Group
  Des Moines, IA 50392

  Elise M. Pilkington          Assistant Director -          None
  Principal                    Retirement Consulting
  Financial Group
  Des Moines, IA  50392

  Richard L. Prey              Director                      None
  Principal
  Financial Group
  Des Moines, IA  50392

  Layne A. Rasmussen           Controller-Mutual Funds       None
  Principal
  Financial Group
  Des Moines, IA 50392

  Martin R. Richardson         Operations Officer-           None
  Principal                    Broker/Dealer Services
  Financial Group
  Des Moines, IA  50392

  Elizabeth R. Ring            Controller                    None
  Principal
  Financial Group
  Des Moines, IA 50392

  Michael D. Roughton          Counsel                       Counsel
  Principal
  Financial Group
  Des Moines, IA 50392

  Jean B. Schustek             Product Compliance Officer-   None
  Principal                    Registered Products
  Financial Group
  Des Moines, IA 50392

  Kyle R. Selberg              Vice President-               None
  Principal                    Marketing
  Financial Group
  Des Moines, IA 50392

  Minoo Spellerberg            Compliance Officer            None
  Principal
  Financial Group
  Des Moines, IA  50392

               (c)    Inapplicable.


Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 24th day of February, 2000.


                             Principal International SmallCap Fund, Inc.

                                       (Registrant)



                             By          /s/ R. C. Eucher
                                --------------------------------------
                                 R. C. Eucher
                                 President and Director


Attest:


/s/ A. S. Filean
--------------------------------------
A. S. Filean
Vice President and Secretary

Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date




/s/ R. C. Eucher
_____________________________      President and Director
R. C. Eucher                       (Principal Executive Officer)      02/24/2000



  (J. B. Griswell)*
_____________________________      Director and
J. B. Griswell                     Chairman of the Board              02/24/2000


/s/ M. J. Beer
_____________________________      Financial Officer (Principal
M. J. Beer                         Financial and Accounting Officer)  02/24/2000


   (J. E. Aschenbrenner)*
_____________________________      Director
J. E. Aschenbrenner                                                   02/24/2000


   (J. D. Davis)*
_____________________________      Director
J. D. Davis                                                           02/24/2000


   (P. A. Ferguson)*
_____________________________      Director
P. A. Ferguson                                                        02/24/2000


   (R. W. Gilbert)*
_____________________________      Director
R. W. Gilbert                                                         02/24/2000


   (W. C. Kimball)*
_____________________________      Director
W. C. Kimball                                                         02/24/2000


   (B. A. Lukavsky)*
_____________________________      Director
B. A. Lukavsky                                                        02/24/2000




                                         By    /s/ R. C. Eucher
                                           -------------------------------------
                                           R. C. Eucher
                                           President and Director


                                        *Pursuant to Powers of Attorney
                                         Previously Filed or Included